                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 1 5 ( u n a u d i t e d )

MARKET VECTORS HARD ASSETS ETFs

MOO®
Agribusiness ETF
KOL®
Coal ETF
GEX®
Global Alternative Energy ETF
GDX®
Gold Miners ETF
GDXJ®
Junior Gold Miners ETF
HAP®
Natural Resources ETF
OIH®
Oil Services ETF
REMX®
Rare Earth/ Strategic Metals ETF
KWT®
Solar Energy ETF
SLX®
Steel ETF
FRAK®
Unconventional Oil & Gas ETF
NLR®
Uranium+ Nuclear Energy ETF

888.MKT.VCTR marketvectorsetfs.com

The information contained in this shareholder letter represents the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2015, and are subject to change.

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Dear Shareholder:

If 2014 was not kind to hard assets, in particular energy stocks, the first six months of 2015 were not much kinder. There was little by way of recovery in the prices of crude, and natural gas prices declined further. Having fallen nearly 46% in 2014 to end the year at $53.27 per barrel, by June 30, 2015, West Texas Intermediate (WTI) front month crude prices had risen to $59.47 per barrel. Having ended 2014 some 32% down on the previous year, North American Henry Hub natural gas front month futures was lower by 2%, ending the first half of the year at $2.832 per MMBtu.

Not the whole energy story, however, was one of doom and gloom. There were bright spots, especially when it came to alternative energy, specifically solar and wind power generation.

Our suite of hard assets ETFs combines both broad-based and focused funds. Focused funds can provide interesting opportunities to those investors who wish to express an opinion on specific sectors. Two of the focused funds we offer, Market Vectors Global Alternative Energy ETF (NYSE Arca: GEX) and Market Vectors Solar Energy ETF (NYSE Arca: KWT), were the top performing funds in the hard assets ETFs for the six-month period ending June 30, 2015.

For investors interested in the increasingly important role solar energy is playing in the U.S. domestic power generation narrative, KWT can offer an interesting option. In the U.S., in the first quarter of 2015, 1,306 MW of solar photovoltaics (PV) were installed, to total 21.3 GW installed capacity, enough to power 4.3 million homes.

U.S. Solar Photovoltaic (PV) Installations – MWdc

Source: Solar Energy Industries Association (MWdc = Mega Watts direct current)

Turning back to fossil fuels, despite the current depressed prices of both crude oil and natural gas, we continue to believe that the shale story remains a compelling one. We offer unique global exposure to the unconventional energy theme in two forms. Market Vectors Unconventional Oil & Gas ETF (NYSE Arca: FRAK) seeks to track an index covering those companies that are primarily involved in this segment. Market Vectors Oil Services ETF (NYSE Arca: OIH), tracking the overall performance of 25 of the largest and most liquid U.S.-listed, publicly traded oil services companies, provides access to some of the main companies servicing this sector.

1

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard assets space. Please stay in touch with us through our website (http://www.vaneck.com/market-vectors) on which we offer videos and email subscriptions, all of which are designed to keep you up to date with your investment in Market Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the six-month period ended June 30, 2015. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

July 27, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

2

MANAGEMENT DISCUSSION (unaudited)

Hard Assets Market Overview

The RogersTM-Van Eck Natural Resources Index* (RVEIT), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in the hard assets producer space. For the six-month period ending June 30, 2015, the index returned -1.37%. The table below shows average sector weightings within this index and the total return of each sector for the six-months ending June 30, 2015.

		Six Month Total Return
		for Period Ending
RVEIT Sector	Average Sector Weighting	June 30, 2015
Energy	41.20%	-3.46%
Agriculture	30.78%	1.69%
Base/Industrial Metals	12.68%	-6.77%
Precious Metals	7.22%	-3.36%
Alternatives	4.06%	8.71%
Paper & Forest Products	4.05%	2.84%

Source: Van Eck Global; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Three of the 12 Hard Assets ETFs posted positive total returns during the six-month period, with Market Vectors Global Alternative Energy ETF (NYSE Arca: GEX) (+13.16%) and Market Vectors Solar Energy ETF (NYSE Arca: KWT) (+11.51%) producing the best returns of the three. Market Vectors Coal ETF (NYSE Arca: KOL) (-21.79%) and the Market Vectors Steel ETF (NYSE Arca: SLX) (-14.19%) were the two worst performing ETFs.

January 1 through June 30, 2015
Market Vectors Hard Assets ETFs Total Return

Source: Van Eck Global. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Agribusiness

The agribusiness industry proved resilient in the first six months of the year despite general weakness in commodities markets. The primary driver of performance was the fertilizer and agricultural chemical segment. Companies manufacturing and distributing agricultural and farm machinery also contributed to performance. Detractors from performance included both food processing and animal feed companies. Geographically, the greatest positive returns came from companies in Switzerland and the United States, while the greatest negative returns came from those in Malaysia and Indonesia.

Coal

The first six months of 2015 were difficult for the coal industry. Following the decline in coal consumption in both the electric power and other sectors in the U.S. in 2014,1 as the prices of coal and natural gas continued to converge during the first two months of 2015, the percentage of total U.S. electricity generation fueled by coal fell to 37.4%, down from 43.0% during the same period in 2014. In contrast, for the same period, natural gas generation accounted for 27.6% of total generation, up from 23.7% during the first two months of 2014.2 In the first four months of 2015 alone, China, one of the world’s major coal consumers, was able to reduce its consumption by approximately 8% over the same period in 2014.3 Just two countries contributed positive returns: Australia and Russia. The U.S., with an average weighting of over 33%, detracted most from the sector’s performance.

Global Alternative Energy

Global alternative energy stocks as a whole performed strongly during the first half of 2015, especially companies involved in wind and solar energy, and in automobile manufacturing. The strongest contribution came from companies in the United States, with by far the largest average weighting in the sector. However, there was also a significant contribution from Denmark. Brazil and Italy were the main detractors from performance.

Gold Miners

Junior gold miners outperformed their larger peers in the first six months of 2015. In addition, they outperformed physical gold over the same period. Larger miners, however, underperformed the metal. Gold prices fell approximately 1% in the first half of the year. Among the larger mining stocks, U.S., Chinese, and Australian companies were positive contributors to performance. Canada, followed by South Africa, were the two countries to detract most from performance. Among the juniors, Australian companies contributed the most to total return and Canadian companies detracted the most from performance.

Oil Services

Hit by the precipitous drop in oil prices at the start of the year and their halting rise from mid-March, oil services stocks were on a roller coaster during the first six months of 2015. By mid-May, the U.S. onshore oil rig count had fallen for the 25th consecutive week4 and by mid-June the U.S. rig count had hit its lowest level since January 2003.5 Rising somewhat by June 26, the total U.S. rig count was 859,6 a decline of 53%7 since December 26, 2014. Oil service stocks in the U.K., comprising a single oil services company, detracted the most from performance.

Rare Earth and Strategic Metals

In mid-2014, the World Trade Organization sided with the U.S. in its dispute with China over export limits on rare earths. China lost its subsequent appeal. At the beginning of January, the Chinese authorities finally ended their decade-old rare earths mineral export quotas.8 From May 1, 2015, the country not only removed taxes on rare earth exports, but also on exports of tungsten and molybdenum. In addition, tariffs on shipments of both ferroalloys and indium were also scrapped.9 However, China’s actions did little to help rare earth prices and, indeed, they fell after it scrapped the export tariffs on them.10 This continued to impact companies of all sizes involved in extracting and refining the metals. At the end of June,11 the only U.S. rare earth producer of rare earths, Molycorp, Inc. (1.02% of Fund net assets†) filed for Chapter 11 bankruptcy protection. While companies in Australia and the U.S. involved specifically in the mining and refining of rare earths were some of the largest

4

detractors from performance, contributors to performance included companies involved in both titanium and molybdenum. Large- and mid-cap companies performed considerably better than their small-cap peers during the period under review.

Natural Resources

Three sectors, alternatives, paper and forest products, and agriculture, contributed positively to performance during the period under review. Energy companies, constituting the largest segment of the natural resources industry, together with base and industrial and precious metals all detracted from performance, with base and industrial metals’ companies detracting the most from performance.

Solar Energy

Solar energy stocks continued to perform strongly in the first half of 2015, performing only slightly less positively than did global alternative energy stocks. In the U.S., in the first quarter of 2015, 1,306 MW (megawatts) of solar photovoltaics (PV) were installed, to total 21.3 GW (gigawatts) installed capacity, enough to power 4.3 million homes. Of new electric generating capacity in the first quarter of 2015, 51% came from solar.12 Within the sector, by far the strongest contribution came from companies in the United States and China, followed by those in Canada and Switzerland. Companies in Taiwan were the most significant detractors from performance. While large-cap companies had the lowest average weighting in the sector, they made the most significant contribution to overall performance. However, both small- and mid-cap companies both contributed to the fund’s strong performance.

Steel

The first half of 2015 was a challenging one for the steel industry. Global overcapacity continued to be a problem, especially in China, and demand continued to slow.13 In particular, China’s huge and increasing overcapacity, estimated at 425 million metric tonnes, was seen as having already destabilized the global steel market and trade flows.14 All regions of the world were seen as “suffering from a dramatic increase in unfair steel imports that is fueled by massive global overcapacity.”15 With the two largest average weightings in the sector during the period under review, the U.S. and Brazil were the two largest detractors from performance over the first six months of 2015. Russian companies were the greatest positive contributors to the fund’s return for the period.

Unconventional Oil & Gas

During the period under review, unconventional energy companies continued to be hard hit by the fall in oil prices at the end of 2014 and into early-2015: the U.S. onshore rig count dropped dramatically and capital expenditure was slashed across the industry. However, the industry proved surprisingly, to some, resilient.16 As the Organization of Petroleum Exporting Countries maintained crude oil production levels during the period under review, so, too, did U.S. shale oil companies. According to the U.S. Energy Information Agency, even though, by the end of March, the U.S. total oil rig count had fallen 18% during the quarter,17 U.S. domestic crude production during the month surged 126,000 barrels a day, or 1.3%, to 9.53 million, the most since 1972.18 Only in June did the same agency estimate that for the month, shale oil production in the U.S. would shrink 1.3% to 5.58 million barrels a day,19 with a further reduction in July. U.S. stocks (on average approximately 79% of the fund by weight during the period under review) detracted most from performance.

Uranium and Nuclear Energy

Performance in the sector during the first six months of 2015 was negative. Utility companies, with the largest average weighting over the period under review, produced the vast majority of the sector’s negative total return. Geographically, companies in the U.S. detracted most from performance, while Japan and the Netherlands were the only countries to contribute positively to performance. In Japan, Kyushu Electric Power Co., Inc. (1.39% of Fund net assets†) stated its intention in early-June to restart its Sendai 1 and 2 reactors sometime in late summer/fall. When (if) it does, the two reactors will be the first to start up since all the country’s reactors were shut down following the disaster at Fukushima.20 In mid-June, Japan’s Ministry of Economy, Trade and Industry floated a plan that envisions nuclear power providing 20%-22% of the country’s power generation by 2030.21 Meanwhile, back in March, the Chinese government gave the first go-ahead in two years for the construction of

5

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

two new nuclear reactors.22 In France, in June, the government gave its backing to the sale by Areva (which had lost money for the last four years and is not owned by the Fund) of its nuclear reactor business to EDF — both are state-controlled.23

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

*	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) agriculture; 2) alternatives (water and alternative energy); 3) base and industrial metals; 4) energy; 5) forest products; and 6) precious metals.

†	All Fund assets referenced are Total Net Assets as of June 30, 2015, unless otherwise stated.

[1]	EIA: Total Energy – Monthly Energy Review, http://www.eia.gov/totalenergy/data/monthly/pdf/sec7_9.pdf

[2]	EIA: Short-Term Energy Outlook: http://www.eia.gov/forecasts/steo/report/electricity.cfm

[3]	OilPrice.com: Coal Facing Worst Year Yet in 2015, http://oilprice.com/Energy/Coal/Coal-Facing-Worst-Year-Yet-in-2015.html

[4]	Market Realist: How US Onshore Rigs Drove Rig Count Fall for 25th Straight Week, http://marketrealist.com/2015/05/us-onshore-rigsdrove-rig-count-fall-25th-straight-week/

[5]	Market Realist: Is the Rig Count Decline Finally Slowing down?, http://marketrealist.com/2015/06/rig-count-decline-finally-slowing/

[6]	ETEnergyWorld.com: US Oil and Natural Gas Rig Count Increases by 2 to 859, http://energy.economictimes.indiatimes.com/news/oil-and-gas/us-oil-and-natural-gas-rig-count-increases-by-2-to-859/47838496

[7]	Source: Baker Hughes data: http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NTg1MzY2fENoaWxkSUQ9MjkzODgxfFR5cGU9MQ==&t=1

[8]	The Wall Street Journal: China Ends Rare-Earth Minerals Export Quotas, http://www.wsj.com/articles/china-ends-rare-earth-minerals-export-quotas-1420441285

[9]	Reuters: UPDATE 1-China to scrap export taxes on rare earths, aluminium rods and bars from May, http://af.reuters.com/article/metalsNews/idAFL4N0XK1QY20150423

[10]	Reuters: Rare earths price recovery seen muffled by excess supply, http://www.reuters.com/article/2015/07/09/rareearths-prices-idUSL8N0ZM39S20150709

[11]	Reuters: CORRECTED-Rare earths miner Molycorp files for Chapter 11 bankruptcy, http://www.reuters.com/article/2015/06/25/molycorp-bankruptcy-idUSL3N0ZB2OX20150625

[12]	Solar Energy Industries Association: U.S. Solar Market Insight – Residential Solar Grows by 76% over Q1 2014, Forecast for 2015 Remains Strong, http://www.seia.org/research-resources/us-solar-market-insight

[13]	American Iron and Steel Institute: Joint Industry Statement – June 16, 2016: Global Steel Industry Calls on Governments to Take Action against China’s New Steel Policy and Overcapacity, https://www.steel.org/~/media/Files/AISI/Press%20Releases/2015/OECDStatement.pdf

[14]	Ibid.

[15]	Ibid.

[16]	BloombergBusiness: OPEC Shale War Leaves Big Oil Companies as Surprise Victims, http://www.bloomberg.com/news/articles/2015-06-03/opec-s-shale-war-leaves-big-oil-companies-as-unexpected-casualty

[17]	Source: Baker Hughes data: http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NTg1MzY2fENoaWxkSUQ9MjkzODgxfFR5cGU9MQ==&t=1

[18]	BloombergBusiness: U.S. Shale Oil Boom Grinds to a Halt as OPEC Keeps Pumping, http://www.bloomberg.com/news/articles/2015-06-08/america-s-shale-oil-boom-grinding-to-halt-as-u-s-forecasts-drop

[19]	Ibid.

[20]	Nuclear Energy Institute: Sendai Restart Delayed by a Month, http://www.nei.org/News-Media/News/Japan-Nuclear-Update

[21]	Ibid.

[22]	The Wall Street Journal: Nuclear Power Gains Traction in China, http://www.wsj.com/articles/nuclear-power-gains-traction-in-china-1425986954

[23]	Reuters: UPDATE 1-French govt backs Areva reactor unit sale, recapitalization, http://www.reuters.com/article/2015/06/03/areva-ma-edf-govt-idUSL5N0YP4YK20150603
6

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVMOOTR[2]
Six Months	4.93%	4.92%	4.68%
One Year	3.38%	3.34%	3.56%
Five Year	10.53%	10.40%	10.72%
Life* (annualized)	5.23%	5.24%	5.72%
Life* (cumulative)	49.05%	49.21%	54.60%
*since 8/31/2007

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013 forward, the index data reflects that of the Market Vectors® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.58% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Agribusiness Index (MVMOOTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Market Vectors® Global Agribusiness Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Agribusiness ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVKOLTR[2]
Six Months	(22.43)%	(21.79)%	(21.82)%
One Year	(37.70)%	(37.26)%	(37.17)%
Five Year	(16.14)%	(16.14)%	(15.86)%
Life* (annualized)	(14.49)%	(14.42)%	(13.92)%
Life* (cumulative)	(68.95)%	(68.76)%	(67.36)%
*since 1/10/2008
Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the Market Vectors® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Market Vectors® Global Coal Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Coal ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	AGIXLT[2]
Six Months	13.28%	13.16%	13.03%
One Year	(6.80)%	(6.77)%	(6.59)%
Five Year	3.64%	3.45%	2.79%
Life* (annualized)	(6.96)%	(6.95)%	(7.32)%
Life* (cumulative)	(44.47)%	(44.43)%	(46.22)%
*since 5/3/2007

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.65% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR - XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	GDMNTR[2]
Six Months	(3.37)%	(3.64)%	(3.57)%
One Year	(32.40)%	(32.35)%	(32.16)%
Five Year	(18.75)%	(18.76)%	(18.35)%
Life* (annualized)	(7.87)%	(7.87)%	(7.42)%
Life* (cumulative)	(52.66)%	(52.67)%	(50.49)%
*since 5/16/2006

Commencement date for the Market Vectors Gold Miners ETF (GDX) was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.52% / Net Expense Ratio 0.52%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

NYSE Arca Gold Miners Index (GDMNTR), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of GDMNTR or results to be obtained by any person from using GDMNTR in connection with trading the Fund.

10

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVGDXJTR[2]
Six Months	0.92%	0.21%	0.55%
One Year	(42.41)%	(42.39)%	(41.77)%
Five Year	(23.33)%	(23.46)%	(22.97)%
Life* (annualized)	(19.62)%	(19.64)%	(19.29)%
Life* (cumulative)	(70.79)%	(70.84)%	(70.10)%
*since 11/10/2009
On January 23, 2013, the name of the Market Vectors® Junior Gold Miners Index changed to Market Vectors® Global Junior Gold Miners Index. This was a name change only. There were no other changes to the index.

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.55% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVGDXJTR. Solactive AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

11

MARKET VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	RVEIT[2]
Six Months	(1.53)%	(1.10)%	(1.37)%
One Year	(15.76)%	(15.80)%	(15.72)%
Five Year	5.52%	5.47%	5.56%
Life* (annualized)	(0.93)%	(0.93)%	(0.73)%
Life* (cumulative)	(6.19)%	(6.18)%	(4.91)%
*since 8/29/2008
Effective May 1, 2014, Market Vectors RVE Hard Assets Producers ETF changed its name to Market Vectors Natural Resources ETF. Also effective May 1, 2014, the name of the index that the Fund seeks to replicate changed from the RogersTM-Van Eck Hard Assets Producers Index to the RogersTM-Van Eck Natural Resources Index. The Index rulebook has not changed in connection with the Index name change.

Commencement date for the Market Vectors Natural Resources ETF (HAP) was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Natural Resources Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors Natural Resources ETF (HAP). Market Vectors Natural Resources ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

12

MARKET VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVOIHTR[2]
Six Months	(2.84)%	(2.87)%	(3.23)%
One Year	(38.16)%	(38.21)%	(38.50)%
Life* (annualized)	(0.94)%	(1.21)%	(1.26)%
Life* (cumulative)	(3.27)%	(4.19)%	(4.38)%
*since 12/20/2011

Commencement date for the Market Vectors Oil Services ETF (OIH) was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.39% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVOIHTR. Solactive AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVOIHTR to third parties. Market Vectors Oil Services ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVREMXTR[2]
Six Months	(11.59)%	(12.08)%	(12.66)%
One Year	(36.14)%	(36.13)%	(36.67)%
Life* (annualized)	(22.15)%	(22.06)%	(22.54)%
Life* (cumulative)	(68.97)%	(68.80)%	(69.69)%
*since 10/27/2010
On January 23, 2013, the name of the Market Vectors® Rare Earth/Strategic Metals Index changed to Market Vectors® Global Rare Earth/Strategic Metals Index. This was a name change only. There were no other changes to the index.

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.80% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Market Vectors® Global Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

MARKET VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVKWTTR[2]
Six Months	10.37%	11.51%	14.01%
One Year	(14.58)%	(12.77)%	(10.70)%
Five Year	(10.46)%	(10.14)%	(10.96)%
Life* (annualized)	(24.10)%	(23.91)%	(24.30)%
Life* (cumulative)	(86.23)%	(85.98)%	(86.48)%
*since 4/21/2008
Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the Market Vectors® Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.01% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Solar Energy Index (MVKWTTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Market Vectors® Global Solar Energy Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Solar Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS STEEL ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	STEEL[2]
Six Months	(14.18)%	(14.19)%	(14.08)%
One Year	(34.13)%	(34.13)%	(33.97)%
Five Year	(8.34)%	(8.34)%	(8.05)%
Life* (annualized)	(1.20)%	(1.20)%	(0.80)%
Life* (cumulative)	(9.95)%	(10.03)%	(7.09)%
*since 10/10/2006

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Steel ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

16

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVFRAKTR[2]
Six Months	(5.85)%	(6.06)%	(6.21)%
One Year	(39.04)%	(38.79)%	(38.85)%
Life* (annualized)	(4.61)%	(4.57)%	(4.48)%
Life* (cumulative)	(14.71)%	(14.62)%	(14.33)%
*since 2/14/2012
On January 23, 2013, the name of the Market Vectors® Unconventional Oil & Gas Index changed to Market Vectors® Global Unconventional Oil & Gas Index. This was a name change only. There were no other changes to the index.

Commencement date for the Unconventional Oil & Gas ETF (FRAK) was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVFRAKTR. Solactive AG uses its best efforts to ensure that MVFRAKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVFRAKTR to third parties. Market Vectors Unconventional Oil & Gas ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVNLRTR[2]
Six Months	(6.81)%	(6.31)%	(6.68)%
One Year	(6.56)%	(5.86)%	(5.95)%
Five Year	1.84%	1.83%	1.38%
Life* (annualized)	(7.47)%	(7.40)%	(7.34)%
Life* (cumulative)	(45.76)%	(45.44)%	(45.14)%
*since 8/13/2007
Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF (NLR) was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.78% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Uranium & Nuclear Energy is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Uranium+Nuclear Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2015 - June 30, 2015
Agribusiness ETF
Actual	$1,000.00	$1,049.20	0.56%	$2.85
Hypothetical**	$1,000.00	$1,022.02	0.56%	$2.81
Coal ETF
Actual	$1,000.00	$782.10	0.59%	$2.61
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Global Alternative Energy ETF
Actual	$1,000.00	$1,131.60	0.62%	$3.28
Hypothetical**	$1,000.00	$1,021.72	0.62%	$3.11
Gold Miners ETF
Actual	$1,000.00	$963.60	0.52%	$2.53
Hypothetical**	$1,000.00	$1,022.22	0.52%	$2.61
Junior Gold Miners ETF
Actual	$1,000.00	$1,002.10	0.55%	$2.73
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Natural Resources ETF
Actual	$1,000.00	$989.00	0.50%	$2.47
Hypothetical**	$1,000.00	$1,022.32	0.50%	$2.51
Oil Services ETF
Actual	$1,000.00	$971.30	0.35%	$1.71
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$879.20	0.57%	$2.66
Hypothetical**	$1,000.00	$1,021.97	0.57%	$2.86
Solar Energy ETF
Actual	$1,000.00	$1,115.10	0.65%	$3.41
Hypothetical**	$1,000.00	$1,021.57	0.65%	$3.26
Steel ETF
Actual	$1,000.00	$858.10	0.55%	$2.53
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Unconventional Oil & Gas ETF
Actual	$1,000.00	$939.40	0.54%	$2.60
Hypothetical**	$1,000.00	$1,022.12	0.54%	$2.71
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$936.90	0.60%	$2.88
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
20

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Argentina: 0.1%
145,976	Cresud S.A.C.I.F. y A (ADR) *	$1,900,607
Australia: 2.3%
6,175,381	Incitec Pivot Ltd. #	18,238,397
925,470	Nufarm Ltd. #	5,135,698
2,337,013	Treasury Wine Estates Ltd. #	8,940,560
		32,314,655
Brazil: 0.3%
9,570,042	Rumo Logistica Operadora Multimodal SA *	3,912,553
Canada: 10.1%
527,938	Agrium, Inc. (USD) †	55,935,031
2,801,206	Potash Corp. of Saskatchewan, Inc. (USD) †	86,753,350
		142,688,381
Chile: 0.3%
239,333	Sociedad Quimica y Minera de Chile SA (ADR)	3,834,115
China / Hong Kong: 1.4%
5,754,000	China BlueChemical Ltd. #	2,098,676
12,188,000	Goldin Financial Holdings Ltd. * †	15,689,836
8,516,000	Sinofert Holdings Ltd. #	1,950,873
		19,739,385
Germany: 2.8%
928,146	K+S AG #	39,115,078
Indonesia: 0.8%
1,527,276	Astra Agro Lestari Tbk PT #	2,623,369
34,987,900	Charoen Pokphand Indonesia Tbk PT #	7,199,022
13,565,210	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	1,578,855
		11,401,246
Israel: 1.2%
2,466,357	Israel Chemicals Ltd. (USD)	17,215,172
Japan: 6.3%
4,432,130	Kubota Corp. #	70,289,030
861,000	Nippon Meat Packers, Inc. † #	19,638,032
		89,927,062
Malaysia: 2.7%
6,545,600	Felda Global Ventures Holdings Bhd #	2,823,645
13,822,455	IOI Corp. Bhd	14,873,885
2,060,070	Kuala Lumpur Kepong Bhd #	11,667,150
2,414,500	PPB Group Bhd #	9,664,600
		39,029,280
Netherlands: 1.1%
529,825	OCI N.V. * † #	15,007,332
Norway: 3.9%
1,287,721	Marine Harvest ASA (ADR) †	14,705,774
776,909	Yara International ASA #	40,344,086
		55,049,860
Number of Shares		Value

Russia: 1.3%
471,030	PhosAgro OAO (GDR) * Reg S	$6,029,184
939,673	Uralkali OJSC (GDR) # Reg S	12,059,861
		18,089,045
Singapore: 2.4%
2,381,300	First Resources Ltd. † #	3,607,223
25,319,145	Golden Agri-Resources Ltd. #	7,711,480
1,827,620	Indofood Agri Resources Ltd. #	949,310
8,993,551	Wilmar International Ltd. #	21,894,965
		34,162,978
South Africa: 0.3%
425,878	Tongaat Hulett Ltd. #	4,586,445
Switzerland: 7.6%
1,328,806	Syngenta AG (ADR) †	108,443,858
Taiwan: 0.4%
3,612,000	Taiwan Fertilizer Co. Ltd. #	5,972,233
Thailand: 1.2%
24,030,336	Charoen Pokphand Foods (NVDR) #	17,043,811
Turkey: 0.1%
64,700	Turk Traktor ve Ziraat Makineleri AS † #	1,666,287
Ukraine: 0.2%
216,385	Kernel Holding SA #	2,172,769
United Kingdom: 2.5%
3,892,439	CNH Industrial NV (USD) †	36,121,834
United States: 50.7%
217,763	AGCO Corp.	12,364,583
95,026	Andersons, Inc.	3,706,014
1,921,660	Archer-Daniels-Midland Co.	92,662,445
93,473	Balchem Corp.	5,208,316
557,117	Bunge Ltd.	48,914,873
844,522	CF Industries Holdings, Inc.	54,285,874
1,002,404	Deere & Co. †	97,283,308
420,901	FMC Corp.	22,118,348
245,079	IDEXX Laboratories, Inc. *	15,719,367
20,614	Lindsay Corp. †	1,812,177
1,001,508	Monsanto Co.	106,750,738
1,299,210	Mosaic Co.	60,867,988
116,757	Neogen Corp. *	5,538,952
314,837	Pilgrim’s Pride Corp. †	7,231,806
197,501	Toro Co.	13,386,618
456,482	Tractor Supply Co.	41,055,991
1,253,058	Tyson Foods, Inc.	53,417,862
1,586,448	Zoetis, Inc.	76,498,523
		718,823,783
Total Common Stocks
(Cost: $1,430,717,676)		1,418,217,769

See Notes to Financial Statements

21

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 10.8%
Repurchase Agreements: 10.8%
$36,343,098	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $36,343,239; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $37,069,961 including accrued interest)	$36,343,098
36,343,098	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $36,343,280; (collateralized by cash in the amount of $8,920 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $37,060,862 including accrued interest)	36,343,098
36,343,098	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $36,343,199; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $37,070,097 including accrued interest)	36,343,098
Principal Amount		Value

Repurchase Agreements: (continued)
$36,343,098	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $36,343,239; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $37,069,960 including accrued interest)	$36,343,098
7,650,703	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $7,650,726; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $7,803,736 including accrued interest)	7,650,703
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $153,023,095)		153,023,095
Total Investments: 110.8% (Cost: $1,583,740,771)		1,571,240,864
Liabilities in excess of other assets: (10.8)%		(153,119,513)
NET ASSETS: 100.0%		$1,418,121,351

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $151,296,065.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $333,978,787 which represents 23.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

22

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.9%	$41,055,991
Consumer Staples	25.2	357,613,895
Financials	1.2	17,590,443
Health Care	6.9	97,756,842
Industrials	16.7	236,836,390
Materials	47.1	667,364,208
	100.0%	$1,418,217,769

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$1,900,607	$—	$—	$1,900,607
Australia	—	32,314,655	—	32,314,655
Brazil	3,912,553	—	—	3,912,553
Canada	142,688,381	—	—	142,688,381
Chile	3,834,115	—	—	3,834,115
China / Hong Kong	15,689,836	4,049,549	—	19,739,385
Germany	—	39,115,078	—	39,115,078
Indonesia	—	11,401,246	—	11,401,246
Israel	17,215,172	—	—	17,215,172
Japan	—	89,927,062	—	89,927,062
Malaysia	14,873,885	24,155,395	—	39,029,280
Netherlands	—	15,007,332	—	15,007,332
Norway	14,705,774	40,344,086	—	55,049,860
Russia	6,029,184	12,059,861	—	18,089,045
Singapore	—	34,162,978	—	34,162,978
South Africa	—	4,586,445	—	4,586,445
Switzerland	108,443,858	—	—	108,443,858
Taiwan	—	5,972,233	—	5,972,233
Thailand	—	17,043,811	—	17,043,811
Turkey	—	1,666,287	—	1,666,287
Ukraine	—	2,172,769	—	2,172,769
United Kingdom	36,121,834	—	—	36,121,834
United States	718,823,783	—	—	718,823,783
Repurchase Agreements	—	153,023,095	—	153,023,095
Total	$1,084,238,982	$487,001,882	$—	$1,571,240,864

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $13,235,737 and transfers of securities from Level 2 to Level 1 were $25,904,791. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
China / Hong Kong
Balance as of December 31, 2014	$1,352,155
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	(1,352,155)
Balance as of June 30, 2015	$—
Transfers from Level 3 to Level 1 resulted primarily from security resuming trading activity.

See Notes to Financial Statements

23

COAL ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 10.6%
1,722,363	Aurizon Holdings Ltd. #	$6,777,858
628,156	New Hope Corp. Ltd. #	912,666
898,056	Whitehaven Coal Ltd. * #	904,711
		8,595,235
Canada: 5.2%
173,812	Westshore Terminals Investment Corp.	4,233,748
China / Hong Kong: 19.9%
6,200,095	China Coal Energy Co. Ltd. #	3,696,840
2,847,908	China Shenhua Energy Co. Ltd. #	6,485,076
9,704,067	Fushan International Energy Group Ltd. #	2,262,927
2,196,307	Hidili Industry International Development Ltd. * #	217,584
436,435	Yanzhou Coal Mining Co. Ltd. (ADR)	3,382,371
		16,044,798
Indonesia: 15.8%
63,490,415	Adaro Energy Tbk PT #	3,608,111
93,259,900	Bumi Resources Tbk PT * #	419,696
1,573,352	Indo Tambangraya Megah Tbk PT #	1,512,120
2,658,300	Tambang Batubara Bukit Asam Tbk PT #	1,669,557
3,624,700	United Tractors Tbk PT #	5,528,116
		12,737,600
Philippines: 5.0%
1,287,210	Semirara Mining and Power Corp. #	4,065,542
Number of Shares		Value

Poland: 2.3%
210,203	Jastrzebska Spolka Weglowa SA *	$663,434
85,254	Lubelski Wegiel Bogdanka SA #	1,174,556
		1,837,990
Russia: 0.4%
466,495	Raspadskaya OAO (USD) * #	298,922
South Africa: 4.8%
541,395	Exxaro Resources Ltd. #	3,879,424
Thailand: 5.9%
6,324,300	Banpu PCL (NVDR) #	4,762,671
United States: 29.9%
88,735	Alliance Holdings GP LP	3,473,975
145,961	Alliance Resource Partners LP	3,643,187
636,712	Alpha Natural Resources, Inc. *	192,223
659,931	Arch Coal, Inc. *	224,376
189,401	Cloud Peak Energy, Inc. *	882,609
224,812	Consol Energy, Inc.	4,887,413
31,366	FreightCar America, Inc.	654,922
131,292	Joy Global, Inc.	4,752,770
364,923	Natural Resource Partners LP	1,383,058
652,026	Peabody Energy Corp.	1,427,937
202,421	SunCoke Energy, Inc.	2,631,473
		24,153,943
Total Common Stocks: 99.8% (Cost: $169,332,298)		80,609,873
Other assets less liabilities: 0.2%		121,627
NET ASSETS: 100.0%		$80,731,500

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $48,176,377 which represents 59.7% of net assets.

See Notes to Financial Statements

24

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	65.5%	$52,805,703
Industrials	27.2	21,947,414
Materials	7.3	5,856,756
	100.0%	$80,609,873

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$8,595,235	$—	$8,595,235
Canada	4,233,748	—	—	4,233,748
China / Hong Kong	3,382,371	12,662,427	—	16,044,798
Indonesia	—	12,737,600	—	12,737,600
Philippines	—	4,065,542	—	4,065,542
Poland	663,434	1,174,556	—	1,837,990
Russia	—	298,922	—	298,922
South Africa	—	3,879,424	—	3,879,424
Thailand	—	4,762,671	—	4,762,671
United States	24,153,943	—	—	24,153,943
Total	$32,433,496	$48,176,377	$—	$80,609,873

During the period ended June 30, 2015, transfers of securities from Level 2 to Level 1 were $945,462. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

25

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Austria: 0.7%
46,360	Verbund - Oesterreichische Elektrizis AG † #	$674,264
Brazil: 1.2%
186,632	Cosan Ltd. (Class A) (USD)	1,149,653
Canada: 1.4%
46,951	Canadian Solar, Inc. (USD) *	1,342,799
China / Hong Kong: 10.9%
3,521,000	China Longyuan Power Group Corp. Ltd. #	3,907,635
371,800	Dongfang Electric Corp. Machinery Co. Ltd. #	692,429
11,861,000	GCL-Poly Energy Holdings Ltd. * #	2,732,752
33,162	JinkoSolar Holding Co. Ltd. (ADR) * †	978,942
77,338	Trina Solar Ltd. (ADR) * †	900,214
510,800	Xinjiang Goldwind Science & Technology Co. Ltd. #	1,031,848
		10,243,820
Denmark: 10.5%
197,181	Vestas Wind Systems A/S #	9,823,203
Germany: 1.7%
68,088	Nordex SE * #	1,630,361
Italy: 3.4%
1,633,361	Enel Green Power SpA #	3,191,044
Japan: 3.1%
122,704	Kurita Water Industries Ltd. #	2,858,723
Philippines: 1.7%
9,419,100	Energy Development Corp. #	1,561,947
Spain: 5.9%
222,369	EDP Renovaveis SA #	1,580,835
247,065	Gamesa Corp. Tecnologica SA * #	3,900,786
		5,481,621
United States: 59.5%
132,286	Covanta Holding Corp.	2,803,140
121,849	Cree, Inc. * †	3,171,729
133,280	Eaton Corp. Plc	8,995,067
49,386	EnerSys, Inc.	3,471,342
83,865	First Solar, Inc. *	3,939,978
35,708	Green Plains Renewable Energy, Inc.	983,755
40,270	Itron, Inc. *	1,386,899
50,637	Polypore International, Inc. *	3,032,143
32,326	Power Integrations, Inc.	1,460,489
68,300	Solarcity Corp. * †	3,657,465
320,801	SunEdison, Inc. *	9,595,158
61,128	Sunpower Corp. * †	1,736,646
38,472	Tesla Motors, Inc. * †	10,320,499
45,363	Veeco Instruments, Inc. *	1,303,733
		55,858,043
Total Common Stocks (Cost: $90,294,027)		93,815,478
MONEY MARKET FUND: 0.0% (Cost: $50,337)
50,337	Dreyfus Government Cash Management Fund	50,337
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $90,344,364)		93,865,815
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 11.5%
Repurchase Agreements: 11.5%
$2,567,785	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $2,567,795; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $2,619,141 including accrued interest)	$2,567,785
2,567,785	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $2,567,792; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $2,619,150 including accrued interest)	2,567,785
2,567,785	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $2,567,795; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $2,619,141 including accrued interest)	2,567,785
2,567,785	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $2,567,795; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $2,619,141 including accrued interest)	2,567,785
540,531	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $540,533; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $551,343 including accrued interest)	540,531
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $10,811,671)		10,811,671
Total Investments: 111.5% (Cost: $101,156,035)		104,677,486
Liabilities in excess of other assets: (11.5)%		(10,819,008)
NET ASSETS: 100.0%		$93,858,478

See Notes to Financial Statements

26

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $10,637,747.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,585,827 which represents 35.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.0%	$10,320,499
Energy	2.3	2,133,408
Industrials	44.6	41,896,507
Information Technology	30.4	28,549,339
Utilities	11.6	10,915,725
Money Market Fund	0.1	50,337
	100.0%	$93,865,815

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$674,264	$—	$674,264
Brazil	1,149,653	—	—	1,149,653
Canada	1,342,799	—	—	1,342,799
China / Hong Kong	1,879,156	8,364,664	—	10,243,820
Denmark	—	9,823,203	—	9,823,203
Germany	—	1,630,361	—	1,630,361
Italy	—	3,191,044	—	3,191,044
Japan	—	2,858,723	—	2,858,723
Philippines	—	1,561,947	—	1,561,947
Spain	—	5,481,621	—	5,481,621
United States	55,858,043	—	—	55,858,043
Money Market Fund	50,337	—	—	50,337
Repurchase Agreements	—	10,811,671	—	10,811,671
Total	$60,279,988	$44,397,498	$—	$104,677,486

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

27

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 8.0%
67,339,202	Evolution Mining Ltd. ‡ #	$59,890,555
30,180,999	Newcrest Mining Ltd. * #	302,734,673
40,257,776	Northern Star Resources Ltd. ‡ #	68,704,851
20,589,871	OceanaGold Corp. (LDR) ‡ † #	51,220,894
		482,550,973
Canada: 52.6%
10,238,675	Agnico-Eagle Mines Ltd. (USD)	290,471,210
8,647,142	Alamos Gold, Inc. (USD) ‡ †	48,942,824
19,121,635	AuRico Gold, Inc. (USD) ‡	54,305,443
62,565,537	B2GOLD Corp. (USD) ‡ *	95,725,272
37,236,958	Barrick Gold Corp. (USD)	396,945,972
16,055,848	Centerra Gold, Inc. ‡	91,310,442
11,580,557	Detour Gold Corp. ‡ *	133,295,370
48,653,767	Eldorado Gold Corp. (USD) ‡	201,426,595
8,297,770	First Majestic Silver Corp. (USD) ‡ * †	40,078,229
6,631,556	Franco-Nevada Corp. (USD) †	315,993,643
26,529,999	Goldcorp, Inc. (USD)	429,785,984
26,570,307	IAMGOLD Corp. (USD) ‡ * †	53,140,614
77,823,657	Kinross Gold Corp. (USD) ‡ *	180,550,884
34,564,911	New Gold, Inc. (USD) ‡ *	92,979,611
6,391,401	Osisko Gold Royalties Ltd. ‡	80,478,052
10,296,074	Pan American Silver Corp. (USD) ‡ †	88,443,276
11,017,166	Primero Mining Corp. (USD) ‡ * †	42,856,776
19,967,395	Semafo, Inc. ‡ *	53,738,994
17,225,001	Silver Wheaton Corp. (USD)	298,681,517
63,929,496	Yamana Gold, Inc. (USD) ‡ †	191,788,488
		3,180,939,196
China / Hong Kong: 3.9%
1,798,518,000	G-Resources Group Ltd. ‡ #	57,943,341
59,322,500	Zhaojin Mining Industry Co. Ltd. ‡ † #	37,074,399
391,774,000	Zijin Mining Group Ltd. ‡ #	137,887,488
		232,905,228
Peru: 3.2%
18,714,654	Cia de Minas Buenaventura SA (ADR) ‡	194,258,108
South Africa: 9.2%
27,590,677	AngloGold Ashanti Ltd. (ADR) ‡ *	246,936,559
52,824,469	Gold Fields Ltd. (ADR) ‡ †	170,623,035
29,615,638	Harmony Gold Mining Co. Ltd. (ADR) ‡ * †	39,684,955
15,513,129	Sibanye Gold Ltd. (ADR) ‡	100,059,682
		557,304,231
United Kingdom: 6.2%
78,224,132	Cenatamin Plc ‡ #	76,067,167
4,425,124	Randgold Resources Ltd. (ADR)	296,262,052
		372,329,219
United States: 16.7%
19,752,336	Alacer Gold Corp. (CAD) ‡ *	46,356,958
9,229,690	Coeur d’Alene Mines Corp. ‡ *	52,701,530
25,145,318	Hecla Mining Co. ‡	66,132,186
16,914,198	Newmont Mining Corp.	395,115,665
4,451,444	Royal Gold, Inc. ‡	274,164,436
14,641,820	Tahoe Resources Inc ‡ †	177,605,277
		1,012,076,052
Total Common Stocks (Cost: $9,093,828,885)		6,032,363,007
Number of Shares		Value

MONEY MARKET FUND: 0.5% (Cost: $29,437,890)
29,437,890	Dreyfus Government Cash Management Fund	$29,437,890
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $9,123,266,775)		6,061,800,897

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.7%
Repurchase Agreements: 0.7%
$10,340,123	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $10,340,163; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $10,546,926 including accrued interest)	10,340,123
10,340,123	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $10,340,175; (collateralized by cash in the amount of $2,538 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $10,544,337 including accrued interest)	10,340,123
10,340,123	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $10,340,152; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $10,546,964 including accrued interest)	10,340,123
10,340,123	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $10,340,163; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $10,546,925 including accrued interest)	10,340,123
2,176,727	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $2,176,734; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $2,220,267 including accrued interest)	2,176,727
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $43,537,219)		43,537,219

See Notes to Financial Statements

28

Principal Amount	Value

Total Investments: 101.0% (Cost: $9,166,803,994)	$6,105,338,116
Liabilities in excess of other assets: (1.0)%	(59,227,486)
NET ASSETS: 100.0%	$6,046,110,630

ADR	American Depositary Receipt
CAD	Canadian Dollar
LDR	Local Depositary Receipt
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $42,175,943.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $791,523,368 which represents 13.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	87.6%	$5,308,720,992
Precious Metals & Minerals	2.9	177,605,277
Silver	9.0	546,036,738
Money Market Fund	0.5	29,437,890
	100.0%	$6,061,800,897

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2015 is set forth below:

Affiliates	Value 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/15
Alacer Gold Corp.	$35,854,750	$17,156,467	$(12,722,802)	$(944,469)	$—	$46,356,958
Alamos Gold, Inc.	55,054,167	21,844,528	(15,498,825)	(8,772,594)	225,146	48,942,824
AngloGold Ashanti Ltd.	213,905,978	113,589,555	(78,783,818)	8,173,431	—	246,936,559
AuRico Gold, Inc.	49,623,717	23,864,324	(9,591,030)	395,490	497,188	54,305,443
B2GOLD Corp.	90,268,950	43,979,887	(28,572,927)	(8,257,892)	—	95,725,272
Cenatamin Plc	64,162,567	29,684,000	(21,457,526)	2,052,382	1,607,050	76,067,167
Centerra Gold, Inc.	74,741,382	34,711,502	(24,969,996)	(619,392)	916,156	91,310,442
Cia de Minas Buenaventura SA	159,759,741	80,808,668	(56,887,756)	3,350,926	—	194,258,108
Coeur d’Alene Mines Corp.	32,050,319	24,534,977	(6,473,006)	413,609	—	52,701,530
Detour Gold Corp.	78,405,696	52,007,379	(33,069,821)	3,588,174	—	133,295,370
Eldorado Gold Corp.	235,952,883	123,719,598	(63,114,358)	(1,356,256)	297,522	201,426,595
Evolution Mining Ltd.	—	65,055,729	—	—	—	59,890,555
First Majestic Silver Corp.	35,768,464	17,946,102	(10,264,143)	(6,804,702)	—	40,078,229
Gold Fields Ltd.	212,936,056	95,872,983	(57,289,183)	(844,599)	780,985	170,623,035
G-Resources Group Ltd.	38,016,881	22,015,671	(16,973,616)	2,104,490	1,183,885	57,943,341
Harmony Gold Mining Co. Ltd.	49,971,160	25,850,940	(14,669,951)	784,034	—	39,684,955
Hecla Mining Co.	62,161,127	31,539,623	(21,662,754)	1,306,363	128,923	66,132,186
IAMGOLD Corp.	61,699,863	26,703,423	(16,537,491)	235,967	—	53,140,614
Kinross Gold Corp.	195,679,481	85,712,126	(51,638,897)	(2,482,774)	—	180,550,884
New Gold, Inc.	131,532,502	52,641,443	(32,190,060)	(2,024,216)	—	92,979,611
Northern Star Resources Ltd.	—	93,444,481	(18,828,879)	(626,716)	708,815	68,704,851
OceanaGold Corp.	30,704,143	16,892,801	(11,984,452)	28,354	749,238	51,220,894
Osisko Gold Royalties Ltd.	—	98,657,029	(11,976,587)	358,010	243,795	80,478,052
Pan American Silver Corp.	84,506,674	41,321,640	(27,523,580)	(312,030)	1,600,204	88,443,276
Primero Mining Corp.	37,245,005	17,322,841	(11,926,368)	(3,556,313)	—	42,856,776
Rio Alto Mining Ltd.	48,992,680	11,084,553	(54,953,721)	546,229	—	—
Royal Gold, Inc.	231,210,200	103,222,623	(47,235,596)	(519,619)	1,978,757	274,164,436
Semafo, Inc.	43,279,325	27,583,985	(16,939,806)	(1,700,759)	—	53,738,994
Sibanye Gold Ltd.	103,070,198	57,157,548	(34,792,580)	2,407,276	2,613,594	100,059,682
Tahoe Resources Inc	—	199,052,114	(10,468,850)	1,218,625	13,583	177,605,277
Yamana Gold, Inc.	214,666,726	110,572,197	(64,094,284)	(679,468)	1,729,022	191,788,488
Zhaojin Mining Industry Co. Ltd.	26,600,864	14,182,939	(10,683,492)	(751,750)	457,482	37,074,399
Zijin Mining Group Ltd.	100,106,563	50,580,724	(42,118,548)	5,892,203	4,975,320	137,887,488
	$2,797,928,062	$1,830,314,400	$(935,894,703)	$(7,397,986)	$20,706,665	$3,306,372,291

See Notes to Financial Statements

29

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$482,550,973	$—	$482,550,973
Canada	3,180,939,196	—	—	3,180,939,196
China / Hong Kong	—	232,905,228	—	232,905,228
Peru	194,258,108	—	—	194,258,108
South Africa	557,304,231	—	—	557,304,231
United Kingdom	296,262,052	76,067,167	—	372,329,219
United States	1,012,076,052	—	—	1,012,076,052
Money Market Fund	29,437,890	—	—	29,437,890
Repurchase Agreements	—	43,537,219	—	43,537,219
Total	$5,270,277,529	$835,060,587	$—	$6,105,338,116

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

30

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.4%
Australia: 14.5%
55,192,905	Beadell Resources Ltd. ‡ † #	$7,913,390
51,622,889	Evolution Mining Ltd. ‡ #	45,912,684
14,454,462	Kingsgate Consolidated Ltd. ‡ * † #	7,746,604
13,433,595	Medusa Mining Ltd. ‡ * † #	8,669,870
32,163,613	Northern Star Resources Ltd. ‡ † #	54,891,165
19,154,327	OceanaGold Corp. (CAD) ‡	47,408,283
35,923,147	Perseus Mining Ltd. (CAD) ‡ *	11,221,937
23,768,435	Regis Resources Ltd. * † #	19,792,625
25,252,358	Resolute Mining Ltd. * #	5,970,837
39,470,282	Saracen Mineral Holdings Ltd. ‡ * #	13,124,240
		222,651,635
Canada: 57.9%
6,813,893	Alamos Gold, Inc. (USD) ‡ †	38,566,634
7,215,943	Argonaut Gold, Inc. *	9,710,268
12,433,275	Asanko Gold, Inc. ‡ * †	21,909,732
13,603,890	AuRico Gold, Inc. (USD)	38,635,048
5,798,814	Centerra Gold, Inc.	32,978,156
5,380,549	Continental Gold, Inc. * †	12,972,448
6,055,938	Dundee Precious Metals, Inc. * †	12,320,944
7,047,339	Endeavour Silver Corp. (USD) ‡ * †	14,024,205
7,628,582	First Majestic Silver Corp. (USD) ‡ * †	36,846,051
7,085,046	Fortuna Silver Mines, Inc. (USD) ‡ *	25,931,268
9,420,084	Gabriel Resources Ltd. *	2,074,991
5,602,026	Guyana Goldfields, Inc. *	17,769,252
24,426,941	IAMGOLD Corp. (USD) ‡ * †	48,853,882
3,759,533	Kirkland Lake Gold, Inc. *	16,953,960
30,102,450	Lake Shore Gold Corp. ‡ *	30,863,179
2,570,080	MAG Silver Corp. * †	20,153,857
13,812,262	McEwen Mining, Inc. (USD) ‡ * †	13,244,578
11,809,965	Novagold Resources, Inc. (USD) * †	40,390,080
4,826,947	Osisko Gold Royalties Ltd. ‡ †	60,779,052
7,907,448	Pan American Silver Corp. (USD) ‡	67,924,978
9,815,593	Premier Gold Mines Ltd. ‡ * †	19,026,581
5,849,510	Pretium Resources, Inc. (USD) * †	31,704,344
7,958,040	Primero Mining Corp. (USD) *	30,956,776
86,798,973	Romarco Minerals, Inc. ‡ *	29,548,291
21,385,758	Rubicon Minerals Corp. (USD) ‡ * †	22,455,046
7,572,294	Sandstorm Gold Ltd. (USD) ‡ * †	22,262,544
2,386,678	Seabridge Gold, Inc. (USD) * †	14,582,603
16,608,406	Semafo, Inc. ‡ *	44,698,822
5,580,678	Silver Standard Resources, Inc. (USD) ‡ * †	35,046,658
11,174,396	Silvercorp Metals, Inc. (USD) ‡ †	12,068,348
3,539,254	Sulliden Mining Capital, Inc. ‡ *	680,380
20,710,801	Teranga Gold Corp. ‡ *	11,778,340
19,059,193	Timmins Gold Corp. ‡ *	10,686,399
42,019,213	Torex Gold Resources, Inc. ‡ *	38,032,529
		886,430,224
Cayman Islands: 0.9%
28,244,200	Endeavour Mining Corp. (CAD) ‡ *	14,026,516
Number of Shares		Value

China / Hong Kong: 7.9%
17,968,790	China Gold International Resources Corp. Ltd. (CAD) * †	$29,793,260
208,594,000	China Precious Metal Resources Holdings Co. Ltd. * † #	18,540,651
55,936,000	China Silver Group Ltd. #	31,965,791
1,181,067,000	G-Resources Group Ltd. #	38,050,755
19,287,400	Real Gold Mining Ltd. * # §	3,378,842
		121,729,299
South Africa: 2.6%
2,689,525	DRDGOLD Ltd. (ADR) ‡	4,975,621
25,605,886	Harmony Gold Mining Co. Ltd. (ADR) ‡ * †	34,311,887
		39,287,508
Turkey: 1.9%
2,771,470	Koza Altin Isletmeleri AS † #	29,334,760
United Kingdom: 4.2%
58,215,966	Cenatamin Plc ‡ #	56,610,710
6,766,716	Highland Gold Mining Ltd.	5,241,193
38,603,767	Patagonia Gold Plc *	1,745,475
		63,597,378
United States: 9.5%
14,700,074	Alacer Gold Corp. (CAD) ‡ *	34,499,753
8,284,414	Coeur d’Alene Mines Corp. ‡ * †	47,304,004
3,261,039	Gold Resource Corp. ‡ †	9,000,468
20,640,075	Hecla Mining Co. ‡	54,283,397
71,691	Paramount Gold Nevada Corp. * †	109,687
		145,197,309
Total Common Stocks (Cost: $1,828,268,157)		1,522,254,629

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.1%
Repurchase Agreements: 5.1%
$18,548,041	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $18,548,113; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $18,919,003 including accrued interest)	18,548,041
18,548,041	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $18,548,134; (collateralized by cash in the amount of $4,552 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $18,914,359 including accrued interest)	18,548,041

See Notes to Financial Statements

31

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$18,548,041	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $18,548,093; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $18,919,072 including accrued interest)	$18,548,041
18,548,041	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $18,548,113; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $18,919,002 including accrued interest)	18,548,041
Principal Amount		Value

Repurchase Agreements: (continued)
$3,904,565	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $3,904,577; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $3,982,666 including accrued interest)	$3,904,565
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $78,096,729)		78,096,729
Total Investments: 104.5% (Cost: $1,906,364,886)		1,600,351,358
Liabilities in excess of other assets: (4.5)%		(68,464,997)
NET ASSETS: 100.0%		$1,531,886,361

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $73,490,770.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees.
The aggregate value of fair valued securities is $341,902,924 which represents 22.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,378,842 which represents 0.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	40.1%	$610,136,066
Materials	51.6	784,793,285
Precious Metals & Minerals	0.9	14,066,419
Silver	7.4	113,258,859
	100.0%	$1,522,254,629

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2015 is set forth below:

Affiliates	Value 12/31/14		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/15
Alacer Gold Corp.	$30,975,520		$9,792,489	$(10,608,442)	$(64,165)	$—	$34,499,753
Alamos Gold, Inc.	52,094,504		11,549,544	(13,401,213)	(2,352,233)	170,534	38,566,634
Allied Nevada Gold Corp.	6,202,778		1,000,254	(1,000,076)	(28,088,934)	—	—
Argonaut Gold, Inc.	15,455,253		3,407,623	(6,102,540)	(11,517,501)	—	—	(b)
Asanko Gold, Inc.	17,401,087		5,708,033	(3,607,975)	(530,023)	—	21,909,732
AuRico Gold, Inc.	58,337,962		10,931,870	(22,500,234)	(1,970,284)	516,197	—	(b)
Beadell Resources Ltd.	8,822,317		3,187,005	(1,557,005)	(1,110,494)	368,981	7,913,390
Cenatamin Plc	80,951,255		13,724,092	(38,495,504)	(2,378,448)	1,357,597	56,610,710
Coeur d’Alene Mines Corp.	33,543,936		10,769,066	(9,474,458)	142,630	—	47,304,004
Continental Gold Ltd.	11,300,658		2,187,538	(15,365,866)	(11,365,090)	—	—
DRDGOLD Ltd.	5,192,261		1,608,567	(2,586,572)	(2,178,855)	—	4,975,621
Endeavour Mining Corp.	11,464,177		2,343,442	(3,948,490)	(1,449,765)	—	14,026,516
Endeavour Silver Corp.	16,274,609		3,379,251	(4,071,599)	(3,674,871)	—	14,024,205
Evolution Mining Ltd.	—	(a)	21,413,242	(4,216,012)	619,440	222,407	45,912,684
First Majestic Silver Corp.	48,717,167		9,619,393	(19,871,425)	(368,833)	—	36,846,051
Fortuna Silver Mines, Inc.	31,743,506		5,970,189	(4,544,840)	(367,592)	—	25,931,268
Gold Resource Corp.	12,415,889		2,731,006	(3,861,020)	(2,116,936)	216,065	9,000,468

See Notes to Financial Statements

32

Affiliates (continued)	Value 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/15
Great Panther Silver Ltd.	$6,415,211	$1,178,718	$(4,375,030)	$(8,824,585)	$—	$—
Harmony Gold Mining Co. Ltd.	47,284,787	11,357,656	(7,970,519)	(732,301)	—	34,311,887
Hecla Mining Co.	75,112,771	13,459,971	(33,717,674)	2,627,306	131,823	54,283,397
IAMGOLD Corp.	84,036,193	14,519,892	(25,701,398)	(6,194,265)	—	48,853,882
Kingsgate Consolidated Ltd.	8,402,461	1,630,860	(2,278,472)	(925,741)	—	7,746,604
Kirkland Lake Gold, Inc.	10,691,953	4,208,228	(4,887,681)	928,566	—	—	(b)
Lake Shore Gold Corp.	21,023,120	5,711,305	(8,082,279)	1,291,159	—	30,863,179
McEwen Mining, Inc.	15,121,820	4,091,869	(3,419,394)	(2,739,584)	—	13,244,578
Medusa Mining Ltd.	6,717,260	2,904,658	(2,626,671)	(2,382,259)	—	8,669,870
Midway Gold Corp.	8,325,992	1,320,460	(1,098,946)	(1,149,658)	—	—
Northern Star Resources Ltd.	47,886,864	10,451,316	(24,964,074)	7,165,338	644,242	54,891,165
OceanaGold Corp.	38,366,189	7,266,869	(13,398,342)	(1,839,498)	807,353	47,408,283
Osisko Gold Royalties Ltd.	—	102,622,035	(38,366,453)	1,220,550	212,873	60,779,052
Pan American Silver Corp.	—	73,540,314	—	—	—	67,924,978
Paramount Gold and Silver Corp.	10,774,185	1,839,139	(4,531,870)	(1,428,645)	712,041	—
Perseus Mining Ltd.	7,266,429	1,940,468	(2,294,951)	(408,133)	—	11,221,937
Premier Gold Mines Ltd.	17,606,006	3,525,795	(5,684,903)	(720,750)	—	19,026,581
Pretium Resources, Inc.	42,922,393	15,031,942	(21,864,581)	(2,222,725)	—	—	(b)
Primero Mining Corp.	34,708,865	7,806,237	(12,293,112)	(3,505,624)	—	—	(b)
Regis Resources Ltd.	49,556,231	7,905,906	(13,044,784)	(6,217,358)	—	—	(b)
Rio Alto Mining Ltd.	54,084,299	7,787,369	(63,615,488)	870,671	—	—
Romarco Minerals, Inc.	17,003,244	25,948,233	(5,530,673)	(1,864,434)	—	29,548,291
Rubicon Minerals Corp.	22,806,787	4,284,944	(6,269,878)	(1,653,212)	—	22,455,046
Sandstorm Gold Ltd.	25,036,203	5,640,896	(4,502,056)	(1,313,411)	—	22,262,544
Saracen Mineral Holdings Ltd.	10,229,869	2,372,728	(6,361,260)	553,600	—	13,124,240
Seabridge Gold, Inc.	21,592,909	3,928,015	(6,034,208)	(2,214,700)	—	—	(b)
Semafo, Inc.	42,813,604	8,884,948	(8,768,242)	998,052	—	44,698,822
Silver Lake Resources Ltd.	5,853,241	1,259,031	(5,116,450)	(2,315,193)	—	—
Silver Standard Resources, Inc.	26,700,369	9,562,830	(9,101,000)	372,266	—	35,046,658
Silvercorp Metals, Inc.	16,413,426	3,386,518	(4,617,453)	(5,143,629)	83,614	12,068,348
Sulliden Mining Capital, Inc.	1,283,390	—	—	—	—	680,380
Tanzanian Royalty Exploration Corp.	4,856,646	556,257	(4,297,671)	(14,311,347)	—	—
Teranga Gold Corp.	8,191,876	2,605,945	(3,283,574)	73,198	—	11,778,340
Timmins Gold Corp.	9,526,798	7,707,696	(1,092,120)	(308,574)	—	10,686,399
Torex Gold Resources, Inc.	50,726,173	9,373,496	(12,311,448)	(6,431,707)	—	38,032,529
Troy Resources Ltd.	4,469,637	2,112,998	(6,223,745)	(9,773,194)	—	—
	$1,294,700,080	$507,048,146	$(542,939,671)	$(137,291,775)	$5,443,727	$1,057,128,026

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

33

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$58,630,220	$164,021,415	$—	$222,651,635
Canada	886,430,224	—	—	886,430,224
Cayman Islands	14,026,516	—	—	14,026,516
China / Hong Kong	29,793,260	88,557,197	3,378,842	121,729,299
South Africa	39,287,508	—	—	39,287,508
Turkey	—	29,334,760	—	29,334,760
United Kingdom	6,986,668	56,610,710	—	63,597,378
United States	145,197,309	—	—	145,197,309
Repurchase Agreements	—	78,096,729	—	78,096,729
Total	$1,180,351,705	$416,620,811	$3,378,842	$1,600,351,358

During the period ended June 30, 2015, transfers of securities from Level 2 to Level 1 were $6,439,772. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
China/Hong Kong
Balance as of December 31, 2014	$3,039,646
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	339,196
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2015	$3,378,842

See Notes to Financial Statements

34

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.3%
Argentina: 0.1%
2,612	Cresud S.A.C.I.F. y A (ADR) *	$34,008
2,731	YPF SA (ADR)	74,911
		108,919
Australia: 3.7%
59,261	Alumina Ltd. #	69,489
11,577	Bega Cheese Ltd. † #	38,465
76,924	BHP Billiton Ltd. #	1,563,159
13,548	BlueScope Steel Ltd. #	31,146
3,826	Caltex Australia Ltd. #	93,562
40,781	Fortescue Metals Group Ltd. † #	59,831
15,412	GrainCorp. Ltd. #	101,086
10,031	Iluka Resources Ltd. #	59,094
42,559	Newcrest Mining Ltd. * #	426,894
16,576	Oil Search Ltd. #	90,765
15,725	Origin Energy Ltd. #	144,576
14,206	Santos Ltd. #	85,443
5,988	Select Harvests Ltd #	50,560
127,550	South32 Ltd. *	175,483
10,042	Woodside Petroleum Ltd. #	263,962
		3,253,515
Austria: 0.3%
205	Mayr-Melnhof Karton AG	23,149
2,041	OMV AG #	56,155
2,755	Verbund - Oesterreichische Elektrizis AG † #	40,069
2,604	Voestalpine AG † #	108,465
		227,838
Bermuda: 0.1%
4,132	Nabors Industries Ltd. (USD)	59,625
Brazil: 0.7%
14,263	Cia de Saneamento Basico do Estado de Sao Paulo (ADR) †	73,882
17,295	Cia Siderurgica Nacional SA (ADR)	28,537
5,550	Fibria Celulose SA	75,789
21,427	Gerdau SA (ADR)	51,639
21,094	Petroleo Brasileiro SA (ADR) * †	190,901
4,100	SLC Agricola SA	22,834
35,473	Vale SA (ADR) †	208,936
		652,518
Canada: 11.2%
12,054	Agnico-Eagle Mines Ltd. (USD)	341,972
12,091	Agrium, Inc. (USD) †	1,281,041
4,819	ARC Resources Ltd.	82,604
51,376	B2Gold Corp. *	78,600
64,934	Barrick Gold Corp. (USD)	692,196
9,487	Cameco Corp. (USD)	135,474
15,506	Canadian Natural Resources Ltd. (USD)	421,143
1,604	Canadian Solar, Inc. (USD) *	45,874
1,909	Canfor Corp. *	41,591
9,509	Detour Gold Corp. *	109,451
4,751	Dominion Diamond Corp.	66,597
1,598	Domtar Corp. (USD)	66,157
39,952	Eldorado Gold Corp. (USD)	165,401
12,141	Enbridge, Inc. (USD)	568,077
11,916	EnCana Corp. (USD)	131,314
16,514	First Quantum Minerals Ltd.	216,007
46,264	Goldcorp, Inc. (USD)	749,477
Number of Shares		Value

Canada: (continued)
4,183	Husky Energy, Inc.	$80,045
3,604	Imperial Oil Ltd. (USD) †	139,186
63,905	Kinross Gold Corp. (USD) *	148,260
14,982	Lundin Mining Corp. *	61,562
12,203	New Gold, Inc. * †	32,745
8,455	Pan American Silver Corp. (USD)	72,628
70,413	Potash Corp. of Saskatchewan, Inc. (USD)	2,180,691
2,369	Resolute Forest Products (USD) *	26,651
22,530	Silver Wheaton Corp. (USD)	390,670
20,487	Suncor Energy, Inc. (USD)	563,802
11,188	Teck Cominco Ltd. (USD)	110,873
2,484	Tourmaline Oil Corp. *	74,652
10,047	TransCanada Corp. (USD)	408,109
54,975	Turquoise Hill Resources Ltd. *	209,164
1,689	West Fraser Timber Co. Ltd.	92,848
52,496	Yamana Gold, Inc. (USD)	157,488
		9,942,350
Chile: 0.2%
114,915	Aguas Andinas SA	65,361
33,082	Empresas CMPC SA	89,982
15,441	Inversiones Aguas Metropolitanas SA	23,444
		178,787
China / Hong Kong: 2.5%
3,781	Aluminum Corp of China Ltd. (ADR) * †	47,073
26,100	Angang New Steel Co. Ltd. #	17,969
185,714	China Agri-Industries Holdings Ltd. * #	105,681
58,200	China Coal Energy Co. Ltd. #	34,702
32,200	China Gas Holdings Ltd. #	51,515
22,000	China Hongqiao Group Ltd. #	20,709
199,200	China Modern Dairy Holdings Ltd. #	71,598
31,100	China Molybdenum Co. Ltd. (Class H) † #	22,935
26,100	China Oilfield Services Ltd. (Class H) #	41,501
361,227	China Petroleum & Chemical Corp. #	309,915
47,991	China Shenhua Energy Co. Ltd. #	109,282
228,279	CNOOC Ltd. #	323,767
14,200	Dongfang Electric Corp. Machinery Co. Ltd. #	26,446
48,600	Fosun International Ltd. #	114,275
50,100	Huaneng Power International, Inc. #	69,718
18,800	Inner Mongolia Yitai Coal Co. (USD)	26,997
33,500	Jiangxi Copper Co. Ltd. (Class H) #	55,811
45,400	Kunlun Energy Co. Ltd. #	46,134
53,400	Lee & Man Paper Manufacturing Ltd. #	34,025
181,586	Leyou Technologies Holdings Ltd * #	35,113
42,400	Maanshan Iron and Steel Co. Ltd. (Class H) * #	14,547
42,157	Nine Dragons Paper Holdings Ltd. #	36,769
75,500	Noble Group Ltd. (SGD) #	42,547
299,840	PetroChina Co. Ltd. (Class-H) #	333,888
14,000	Tianjin Capital Environmental Protection Group Co. Ltd. #	11,322
28,000	Yanzhou Coal Mining Co. Ltd. #	21,882
48,700	Zhaojin Mining Industry Co. Ltd. † #	30,436
325,861	Zijin Mining Group Ltd. #	114,689
		2,171,246

See Notes to Financial Statements

35

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Denmark: 0.5%
9,351	Vestas Wind Systems A/S #	$465,850
Finland: 0.2%
1,812	Neste Oil OYJ #	46,197
6,876	Outokumpu OYJ * #	34,622
13,667	Stora Enso OYJ (R Shares) #	140,760
		221,579
France: 2.8%
159	Eramet SA * † #	12,337
14,429	Suez Environnement Co. #	269,218
1,652	Technip SA #	102,322
33,705	Total SA #	1,652,299
19,947	Veolia Environnement SA #	408,167
		2,444,343
Germany: 0.6%
808	Aurubis AG #	47,440
1,157	BayWa AG † #	39,146
167	KWS Saat AG	55,542
2,599	Nordex SE * #	62,233
922	Salzgitter AG #	32,942
10,445	ThyssenKrupp AG #	271,562
		508,865
Hungary: 0.0%
741	MOL Hungarian Oil & Gas Plc #	37,910
India: 0.4%
11,209	Reliance Industries Ltd. (GDR) * # 144A	348,918
1,536	Vedanta Resources Plc (GBP) #	12,556
		361,474
Indonesia: 0.1%
26,544	Astra Agro Lestari Tbk PT #	45,594
50,054	International Nickel Indonesia Tbk PT #	10,149
236,100	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	27,480
		83,223
Ireland: 0.2%
5,858	Smurfit Kappa Group Plc #	159,796
Italy: 0.8%
38,112	ENI SpA #	676,536
3,564	Saipem SpA * † #	37,639
		714,175
Japan: 3.4%
9,200	Calbee, Inc. #	387,641
10,000	Daido Steel Co. #	41,662
3,300	Daio Paper Corp. #	33,167
7,100	Dowa Holdings Co. Ltd. #	67,108
5,117	Hitachi Metals Ltd. #	78,679
15,300	Inpex Holdings, Inc. #	173,698
13,864	JFE Holdings, Inc. #	307,220
35,400	JX Holdings, Inc. #	152,647
82,235	Kobe Steel Ltd. #	138,376
4,765	Kurita Water Industries Ltd. #	111,014
31,829	Mitsubishi Materials Corp. #	122,234
2,900	Nippon Paper Industries † #	50,802
227,700	Nippon Steel Corp. #	590,489
Number of Shares		Value

Japan: (continued)
23,414	Nippon Suisan Kaisha Ltd. #	$66,924
22,650	Nisshin Seifun Group, Inc. #	301,097
24,976	OJI Paper Co. Ltd. #	108,559
6,370	Rengo Co. Ltd. #	26,403
4,183	Sumitomo Forestry Co. Ltd. #	51,594
12,923	Sumitomo Metal Mining Ltd. #	196,578
4,400	TonenGeneral Sekiyu K.K. #	40,935
		3,046,827
Luxembourg: 0.5%
7,556	Adecoagro SA (USD) *	69,666
24,351	ArcelorMittal #	236,350
3,346	Tenaris SA (ADR)	90,409
1,153	Ternium SA (ADR)	19,958
		416,383
Malaysia: 0.6%
16,351	Genting Plantation Bhd	42,947
235,494	IOI Corp. Bhd	253,407
34,178	Kuala Lumpur Kepong Bhd #	193,566
3,400	Petronas Dagangan Bhd #	18,536
		508,456
Mexico: 0.8%
16,050	Gruma, SAB de CV	206,596
91,414	Grupo Mexico, SAB de CV	276,037
6,872	Industrias Penoles, SA de CV	112,098
4,877	Southern Copper Corp. (USD) †	143,433
		738,164
Netherlands: 1.2%
607	Core Laboratories NV (USD) †	69,222
34,771	Royal Dutch Shell Plc (GBP) #	990,862
		1,060,084
Norway: 1.8%
28,112	Marine Harvest ASA #	320,848
32,732	Norsk Hydro ASA #	136,902
5,241	SeaDrill Ltd. #	54,244
14,912	Statoil ASA #	265,755
15,044	Yara International ASA #	781,219
		1,558,968
Peru: 0.1%
10,296	Cia de Minas Buenaventura SA (ADR)	106,872
Philippines: 0.0%
17,300	Nickel Asia Corp #	8,888
Poland: 0.2%
3,260	KGHM Polska Miedz SA #	92,319
4,364	Polski Koncern Naftowy Orlen SA † #	85,693
23,412	Polskie Gornictwo Naftowe I Gazownictwo SA #	41,096
		219,108
Portugal: 0.1%
4,466	Galp Energia, SGPS, SA #	52,540
3,449	Portucel-Empresa Productora de Pasta e Papel SA #	13,299
		65,839

See Notes to Financial Statements

36

Number of Shares		Value

Russia: 1.8%
11,759	JSC MMC Norilsk Nickel (ADR) #	$198,131
7,353	Lukoil (ADR) #	323,971
2,678	Magnitogorsk Iron & Steel Works (GDR) # Reg S	9,028
1,119	Novatek OAO (GDR) # Reg S	113,922
2,011	Novolipetsk Steel (GDR) Reg S	26,746
83,873	OAO Gazprom (ADR) #	436,990
6,887	PhosAgro OAO (GDR) * Reg S	88,154
10,323	Polymetal International (GBP) #	84,139
15,019	Rosneft Oil Co. (GDR) * # Reg S	61,993
4,217	Severstal OAO (GDR) # Reg S	44,553
13,670	Surgutneftegas OJSC (ADR) #	80,762
3,448	Tatneft (ADR) #	110,401
		1,578,790
Singapore: 0.8%
541,819	Golden Agri-Resources Ltd. #	165,022
210,764	Wilmar International Ltd. #	513,109
		678,131
South Africa: 1.5%
2,395	African Rainbow Minerals Ltd. #	16,327
3,007	Anglo American Platinum Ltd. * #	67,962
22,417	AngloGold Ashanti Ltd. (ADR) *	200,632
3,247	Astral Foods Ltd. #	42,956
39,522	Gold Fields Ltd. (ADR)	127,656
30,666	Impala Platinum Holdings Ltd. * #	137,160
1,390	Kumba Iron Ore Ltd. † #	17,282
30,929	Lonmin Plc (GBP) * #	54,499
9,169	Mondi Plc (GBP) #	197,584
19,285	Northern Platinum Ltd. * #	63,963
21,146	Petra Diamonds Ltd. (GBP) * #	49,548
11,588	Sappi Ltd. *	41,196
7,194	Sasol Ltd. #	267,012
40,079	Sibanye Gold Ltd. #	64,332
		1,348,109
South Korea: 1.2%
1,704	Hyundai Steel Co. #	103,379
303	Korea Zinc Co. Ltd. #	147,406
1,923	POSCO #	385,061
878	SK Energy Co. Ltd. * #	95,727
346	SK Holdings Co. Ltd. #	61,328
590	S-Oil Corp. #	35,659
2,221	Woongjin Coway Co. Ltd. #	181,841
18	Young Poong Corp.	23,463
		1,033,864
Spain: 0.5%
3,136	Acerinox SA #	43,384
9,324	Gamesa Corp. Tecnologica SA * #	147,212
1,409	Pescanova SA * # §	—
14,054	Repsol YPF SA † #	247,566
		438,162
Sweden: 0.8%
4,184	BillerudKorsnas AB #	65,675
6,466	Boliden AB #	117,771
1,223	Holmen AB (B Shares) #	35,658
3,342	Lundin Petroleum AB * #	57,284
Number of Shares		Value

Sweden: (continued)
4,229	SSAB AB (B Shares) * #	$18,845
14,815	Svenska Cellulosa AB (B Shares) #	376,371
		671,604
Switzerland: 4.6%
156,744	Glencore Xstrata Plc (GBP) * #	629,156
7,860	Syngenta AG #	3,208,425
4,840	Transocean, Inc. (USD) †	78,021
10,980	Weatherford International Plc (USD) *	134,725
		4,050,327
Taiwan: 0.3%
295,172	China Steel Corp. #	235,802
25,420	Formosa Petrochemical Corp. #	65,261
		301,063
Thailand: 0.2%
19,700	PTT Exploration & Production PCL (NVDR) #	63,367
12,100	PTT PCL (NVDR) #	128,252
		191,619
Turkey: 0.1%
42,786	Eregli Demir ve Celik Fabrikalari TAS #	69,250
1,739	Tupras-Turkiye Petrol Rafinerileri AS * #	44,073
		113,323
United Kingdom: 8.1%
33,322	Anglo American Plc #	481,829
9,216	Antofagasta Plc #	99,845
48,206	BG Group Plc #	803,603
258,001	BP Plc #	1,713,851
72,203	Centrica Plc #	299,882
79,235	CNH Industrial NV (USD)	735,301
23,144	DS Smith Plc #	140,479
3,321	ENSCO Plc CL A (USD)	73,959
6,139	Evraz Plc * #	11,884
6,746	Kazakhmys Plc * † #	21,556
3,429	Noble Corp Plc (USD) †	52,772
16,656	Pennon Group Plc #	212,374
3,578	Petrofac Ltd. #	52,110
21,977	Polyus Gold International Ltd. † #	60,750
5,123	Randgold Resources Ltd. (ADR)	342,985
29,724	Rio Tinto Plc #	1,223,766
9,945	Severn Trent Plc #	325,266
12,864	Tullow Oil Plc #	68,812
28,458	United Utilities Group Plc #	398,961
		7,119,985
United States: 47.3%
6,763	AGCO Corp.	384,003
29,300	Alcoa, Inc.	326,695
2,618	Allegheny Technologies, Inc.	79,064
1,577	American States Water Co.	58,964
7,198	Anadarko Petroleum Corp.	561,876
2,254	Andersons, Inc.	87,906
5,344	Apache Corp.	307,975
7,390	Aqua America, Inc.	180,981
52,363	Archer-Daniels-Midland Co.	2,524,944
6,160	Baker Hughes, Inc.	380,072
12,121	Bunge Ltd.	1,064,224
5,861	Cabot Oil & Gas Corp.	184,856

See Notes to Financial Statements

37

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

United States: (continued)
2,713	Cameron International Corp. *	$142,080
1,208	Carpenter Technology Corp.	46,725
19,864	CF Industries Holdings, Inc.	1,276,858
3,122	Cheniere Energy, Inc. *	216,230
7,335	Chesapeake Energy Corp. †	81,932
26,649	Chevron Corp.	2,570,829
1,327	Cimarex Energy Co.	146,381
1,701	Concho Resources, Inc. *	193,676
17,473	ConocoPhillips	1,073,017
3,243	Consol Energy, Inc. †	70,503
1,216	Continental Resources, Inc. * †	51,546
4,554	Cree, Inc. * †	118,541
13,945	Darling International, Inc. *	204,434
28,180	Deere & Co.	2,734,869
5,476	Devon Energy Corp.	325,767
952	Diamond Offshore Drilling, Inc. †	24,571
7,779	EOG Resources, Inc.	681,051
2,159	EQT Corp.	175,613
59,253	Exxon Mobil Corp.	4,929,850
3,156	First Solar, Inc. *	148,269
3,272	FMC Technologies, Inc. *	135,755
24,930	Freeport-McMoRan Copper & Gold, Inc.	464,197
8,212	Graphic Packaging Holding Co.	114,393
12,058	Halliburton Co.	519,338
1,526	Helmerich & Payne, Inc. †	107,461
3,462	Hess Corp.	231,539
2,778	HollyFrontier Corp.	118,593
6,039	Ingredion, Inc.	481,973
10,558	International Paper Co.	502,455
1,605	Itron, Inc. *	55,276
1,381	Joy Global, Inc. †	49,992
24,581	Kinder Morgan, Inc.	943,665
997	Lindsay Corp. †	87,646
3,557	Louisiana-Pacific Corp. *	60,576
9,565	Marathon Oil Corp.	253,855
4,190	MeadWestvaco Corp.	197,726
40,186	Monsanto Co.	4,283,426
26,196	Mosaic Co.	1,227,283
2,371	Murphy Oil Corp.	98,562
5,497	National Oilwell Varco, Inc.	265,395
29,485	Newmont Mining Corp.	688,770
5,484	Noble Energy, Inc.	234,057
7,650	Nucor Corp.	337,135
10,886	Occidental Petroleum Corp.	846,604
1,399	Oceaneering International, Inc.	65,179
2,958	ONEOK, Inc.	116,782
1,540	Ormat Technologies, Inc.	58,027
2,474	Packaging Corp. of America	154,600
7,686	Phillips 66	619,184
5,261	Pilgrim’s Pride Corp. †	120,845
2,116	Pioneer Natural Resources Co.	293,468
2,360	Range Resources Corp.	116,537
1,781	Reliance Steel & Aluminum Co.	107,715
3,516	Rock-Tenn Co. (Class A) †	211,663
1,563	Royal Gold, Inc.	96,265
17,994	Schlumberger Ltd.	1,550,903
761	Schweitzer-Mauduit International, Inc.	30,349
24	Seaboard Corp. *	86,376
Number of Shares		Value

United States: (continued)
5,484	Southwestern Energy Co. * †	$124,651
9,514	Spectra Energy Corp.	310,156
5,796	Steel Dynamics, Inc.	120,064
6,729	Stillwater Mining Co. *	77,989
2,169	Sunpower Corp. *	61,621
1,785	Tesoro Corp.	150,672
11,515	Tractor Supply Co.	1,035,659
24,624	Tyson Foods, Inc.	1,049,721
3,492	United States Steel Corp. †	72,005
7,208	Valero Energy Corp.	451,221
12,927	Weyerhaeuser Co.	407,200
2,893	Whiting Petroleum Corp. *	97,205
9,553	Williams Companies, Inc.	548,247
1,159	Worthington Industries, Inc.	34,840
		41,829,118
Total Common Stocks (Cost: $102,210,939)		88,675,697

RIGHTS: 0.0%

Spain: 0.0%
3,092	Acerinox SA Rights (EUR 0.44, expiring 07/31/15) * #	1,375
12,614	Repsol SA Rights (EUR 0.52, expiring 07/31/15) * #	6,535
Total Rights (Cost: $8,522)		7,910
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $102,219,461)		88,683,607

Principal
Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.2%
Repurchase Agreements: 4.2%
$1,000,000	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $1,000,005; (collateralized by cash in the amount of $245 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $1,019,750 including accrued interest)	1,000,000

See Notes to Financial Statements

38

Principal
Amount		Value

Repurchase Agreements: (continued)
$1,000,000	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $1,020,000 including accrued interest)	$1,000,000
687,084	Repurchase agreement dated 6/30/15 with RBC Capital Markets, LLC, 0.10%, due 7/1/15, proceeds $687,086; (collateralized by various U.S. government and agency obligations, 2.38% to 6.50%, due 3/1/19 to 2/20/65, valued at $700,826 including accrued interest)	687,084
Principal Amount	Value

Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,687,084)	$3,687,084
Total Investments: 104.5% (Cost: $105,906,545)	92,370,691
Liabilities in excess of other assets: (4.5)%	(3,967,966)
NET ASSETS: 100.0%	$88,402,725

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,582,837.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,267,791 which represents 36.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $348,918, or 0.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.4%	$1,269,094
Consumer Staples	10.3	9,114,526
Energy	39.8	35,283,314
Financials	0.5	441,208
Industrials	5.6	4,958,909
Information Technology	0.5	429,581
Materials	39.1	34,651,146
Utilities	2.8	2,535,829
	100.0%	$88,683,607

See Notes to Financial Statements

39

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$108,919	$—	$—	$108,919
Australia	175,483	3,078,032	—	3,253,515
Austria	23,149	204,689	—	227,838
Bermuda	59,625	—	—	59,625
Brazil	652,518	—	—	652,518
Canada	9,942,350	—	—	9,942,350
Chile	178,787	—	—	178,787
China / Hong Kong	74,070	2,097,176	—	2,171,246
Denmark	—	465,850	—	465,850
Finland	—	221,579	—	221,579
France	—	2,444,343	—	2,444,343
Germany	55,542	453,323	—	508,865
Hungary	—	37,910	—	37,910
India	—	361,474	—	361,474
Indonesia	—	83,223	—	83,223
Ireland	—	159,796	—	159,796
Italy	—	714,175	—	714,175
Japan	—	3,046,827	—	3,046,827
Luxembourg	180,033	236,350	—	416,383
Malaysia	296,354	212,102	—	508,456
Mexico	738,164	—	—	738,164
Netherlands	69,222	990,862	—	1,060,084
Norway	—	1,558,968	—	1,558,968
Peru	106,872	—	—	106,872
Philippines	—	8,888	—	8,888
Poland	—	219,108	—	219,108
Portugal	—	65,839	—	65,839
Russia	114,900	1,463,890	—	1,578,790
Singapore	—	678,131	—	678,131
South Africa	369,484	978,625	—	1,348,109
South Korea	23,463	1,010,401	—	1,033,864
Spain	—	438,162	—	438,162
Sweden	—	671,604	—	671,604
Switzerland	212,746	3,837,581	—	4,050,327
Taiwan	—	301,063	—	301,063
Thailand	—	191,619	—	191,619
Turkey	—	113,323	—	113,323
United Kingdom	1,205,017	5,914,968	—	7,119,985
United States	41,829,118	—	—	41,829,118
Rights
Spain	—	7,910	—	7,910
Repurchase Agreements	—	3,687,084	—	3,687,084
Total	$56,415,816	$35,954,875	$—	$92,370,691

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $244,334 and transfers of securities from Level 2 to Level 1 were $633,617. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

40

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
	China/Hong Kong	Spain
Balance as of December 31, 2014	$10,727	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	(10,727)	—
Balance as of June 30, 2015	$—	$—

Transfers from Level 3 to Level 1 resulted primarily from security resuming trading.

See Notes to Financial Statements

41

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 103.8%
Bermuda: 6.4%
2,706,049	Nabors Industries Ltd. (USD)	$39,048,287
3,249,718	Seadrill Ltd. (USD) †	33,602,084
		72,650,371
Luxembourg: 3.9%
1,611,676	Tenaris SA (ADR)	43,547,485
Netherlands: 2.6%
261,993	Core Laboratories NV (USD) †	29,877,682
Switzerland: 7.7%
2,394,724	Transocean, Inc. (USD) †	38,602,951
3,955,191	Weatherford International Plc (USD) *	48,530,194
		87,133,145
United Kingdom: 5.5%
1,764,722	ENSCO Plc CL A (USD)	39,300,359
1,526,350	Noble Corp Plc (USD)	23,490,526
		62,790,885
United States: 77.7%
1,500,307	Baker Hughes, Inc.	92,568,942
1,165,155	Cameron International Corp. *	61,019,167
87,641	CARBO Ceramics, Inc. †	3,648,495
606,953	Diamond Offshore Drilling, Inc. †	15,665,457
508,460	Dresser-Rand Group, Inc. *	43,310,623
1,152,265	FMC Technologies, Inc. *	47,807,475
3,351,001	Halliburton Co.	144,327,613
756,602	Helmerich & Payne, Inc.	53,279,913
1,595,027	McDermott International, Inc. *	8,517,444
1,283,563	National Oilwell Varco, Inc.	61,970,422
622,895	Oceaneering International, Inc.	29,020,678
242,878	Oil States International, Inc. *	9,042,348
967,552	Patterson-UTI Energy, Inc.	18,204,491
775,283	Rowan Companies Plc	16,366,224
2,756,792	Schlumberger Ltd.	237,607,902
1,204,071	Superior Energy Services, Inc.	25,333,654
234,676	Tidewater, Inc. †	5,334,185
303,450	US Silica Holdings, Inc.	8,909,292
		881,934,325
Total Common Stocks (Cost: $1,668,039,526)		1,177,933,893
MONEY MARKET FUND: 0.0% (Cost: $208,887)
208,887	Dreyfus Government Cash
	Management Fund	208,887
Total Investments Before Collateral for Securities Loaned: 103.8% (Cost: $1,668,248,413)		1,178,142,780
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.5%
Repurchase Agreements: 8.5%
$22,955,753	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $22,955,842; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $23,414,869 including accrued interest)	$22,955,753
22,955,753	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $22,955,868; (collateralized by cash in the amount of $5,634 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $23,409,121 including accrued interest)	22,955,753
22,955,753	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $22,955,817; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $23,414,955 including accrued interest)	22,955,753
22,955,753	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $22,955,842; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $23,414,868 including accrued interest)	22,955,753
4,832,490	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $4,832,505; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $4,929,152 including accrued interest)	4,832,490
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $96,655,502)		96,655,502
Total Investments: 112.3% (Cost: $1,764,903,915)		1,274,798,282
Liabilities in excess of other assets: (12.3)%		(139,714,516)
NET ASSETS: 100.0%		$1,135,083,766

See Notes to Financial Statements

42

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $93,977,503.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	0.7%	$8,909,292
Oil & Gas Drilling	23.6	277,560,292
Oil & Gas Equipment & Services	75.7	891,464,309
Money Market Fund	0.0	208,887
	100.0%	$1,178,142,780

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,177,933,893	$—	$—	$1,177,933,893
Money Market Fund	208,887	—	—	208,887
Repurchase Agreements	—	96,655,502	—	96,655,502
Total	$1,178,142,780	$96,655,502	$—	$1,274,798,282

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

43

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.3%
Australia: 16.1%
8,529,377	Alkane Resources Ltd. *	$1,802,812
701,842	Iluka Resources Ltd. #	4,134,615
80,690,448	Lynas Corp. Ltd. * † #	2,112,108
		8,049,535
Canada: 2.1%
1,080,878	5N Plus, Inc. *	1,047,589
Chile: 5.6%
406,305	Molibdenos y Metales SA *	2,795,400
China / Hong Kong: 22.3%
5,464,474	China Molybdenum Co. Ltd. (Class H) † #	4,029,823
13,714,497	China Rare Earth Holdings Ltd. * † #	2,382,325
15,066,000	CITIC Dameng Holdings Ltd. * #	2,058,204
58,492,964	North Mining Shares Co. Ltd. *	2,640,749
		11,111,101
France: 7.0%
44,830	Eramet SA * † #	3,478,356
Ireland: 4.5%
41,259,394	Kenmare Resources Plc (GBP) *	2,271,103
Japan: 11.1%
118,192	OSAKA Titanium Technologies Co. † #	3,171,387
203,947	Toho Titanium Co. Ltd. * † #	2,351,575
		5,522,962
Mexico: 3.5%
2,210,623	Cia Minera Autlan SAB de CV *	1,732,921
South Africa: 4.8%
280,056	Assore Ltd. † #	2,383,164
United Kingdom: 2.9%
103,194,334	Rare Earth Minerals Plc *	1,452,529
United States: 17.4%
5,605,526	Molycorp, Inc. * †	507,300
82,798	RTI International Metals, Inc. *	3,117,093
2,564,931	Thompson Creek Metals Co., Inc. *	2,103,244
235,949	Tronox Ltd.	3,451,934
		8,672,271
Total Common Stocks (Cost: $86,908,117)		48,516,931
PREFERRED STOCKS: 2.6%
Brazil: 2.6% (Cost: $2,324,474)
499,223	Cia de Ferro Ligas da Bahia	1,298,520
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $89,232,591)		49,815,451
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 20.6%
Repurchase Agreements: 20.6%
$2,431,978	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $2,431,987; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $2,480,618 including accrued interest)	$2,431,978
2,431,978	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $2,431,990; (collateralized by cash in the amount of $597 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $2,480,009 including accrued interest)	2,431,978
2,431,978	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $2,431,985; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $2,480,627 including accrued interest)	2,431,978
2,332,149	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $2,332,158; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $2,378,792 including accrued interest)	2,332,149
611,790	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $611,792; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $624,026 including accrued interest)	611,790
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $10,239,873)		10,239,873
Total Investments: 120.5% (Cost: $99,472,464)		60,055,324
Liabilities in excess of other assets: (20.5)%		(10,198,909)
NET ASSETS: 100.0%		$49,856,415

See Notes to Financial Statements

44

GBP	British Pound
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,198,606
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,101,557 which represents 52.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commodity Chemicals	6.9%	$3,451,934
Diversified Metals & Mining	74.2	36,970,942
Electronic Components	2.1	1,047,589
Gold	3.6	1,802,812
Materials	7.1	3,510,733
Steel	6.1	3,031,441
	100.0%	$49,815,451

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,802,812	$6,246,723	$—	$8,049,535
Canada	1,047,589	—	—	1,047,589
Chile	2,795,400	—	—	2,795,400
China / Hong Kong	2,640,749	8,470,352	—	11,111,101
France	—	3,478,356	—	3,478,356
Ireland	2,271,103	—	—	2,271,103
Japan	—	5,522,962	—	5,522,962
Mexico	1,732,921	—	—	1,732,921
South Africa	—	2,383,164	—	2,383,164
United Kingdom	1,452,529	—	—	1,452,529
United States	8,672,271	—	—	8,672,271
Preferred Stocks
Brazil	1,298,520	—	—	1,298,520
Repurchase Agreements	—	10,239,873	—	10,239,873
Total	$23,713,894	$36,341,430	$—	$60,055,324

During the period ended June 30, 2015, transfers of securities from Level 2 to Level 1 were $7,304,969. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

45

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.3%
Canada: 4.3%
33,742	Canadian Solar, Inc. (USD) *	$965,021
China / Hong Kong: 33.8%
456,000	China Singyes Solar Technologies Holdings Ltd. † #	583,816
5,974,000	GCL-Poly Energy Holdings Ltd. * † #	1,376,398
2,262,000	Hanergy Thin Film Power Group Ltd. * # §	532,392
53,185	JA Solar Holdings Co. Ltd. (ADR) * †	454,732
25,250	JinkoSolar Holding Co. Ltd. (ADR) * †	745,380
81,175	Renesola Ltd. (ADR) * †	111,210
1,744,000	Shunfeng International Clean Energy Ltd. * #	966,037
86,385	Trina Solar Ltd. (ADR) * †	1,005,521
3,786,000	United Photovoltaics Group Ltd. * #	594,898
2,726,000	Xinyi Solar Holdings Ltd. #	1,129,227
135,080	Yingli Green Energy Holding Co. Ltd. (ADR) *	166,148
		7,665,759
Germany: 2.1%
21,169	SMA Solar Technology AG * † #	472,431
Israel: 2.9%
17,799	SolarEdge Technologies, Inc. (USD) * †	646,994
Norway: 1.1%
1,206,242	Renewable Energy Corp. AS * † #	257,388
South Korea: 0.3%
50,879	Woongjin Energy Co. Ltd. * #	60,843
Switzerland: 2.7%
72,283	Meyer Burger Technology AG * † #	622,212
Taiwan: 15.1%
388,000	Danen Technology Corp. * #	109,003
510,000	E-Ton Solar Tech Co. Ltd. * #	213,697
30,500	Giga Solar Materials Corp. #	547,293
451,688	Gintech Energy Corp. * #	293,480
326,322	Green Energy Technology, Inc. * #	158,539
392,000	Motech Industries, Inc. #	463,946
768,306	Neo Solar Power Corp. #	596,065
643,000	Sino-American Silicon Products, Inc. #	811,869
379,301	Solartech Energy Corp. * #	221,845
		3,415,737
United States: 36.0%
23,586	Advanced Energy Industries, Inc. *	648,379
31,536	First Solar, Inc. *	1,481,561
31,053	SolarCity Corp. * †	1,662,888
66,279	SunEdison, Inc. *	1,982,405
34,767	Sunpower Corp. * †	987,730
36,705	TerraForm Power, Inc.	1,394,056
		8,157,019
Total Common Stocks (Cost: $22,197,092)		22,263,404
MONEY MARKET FUND: 1.9% (Cost: $440,588)
440,588	Dreyfus Government Cash Management Fund	440,588
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $22,637,680)		22,703,992
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 30.0%
Repurchase Agreements: 30.0%
$1,613,621	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,613,627; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,645,893 including accrued interest)	$1,613,621
1,613,621	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $1,613,625; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $1,645,900 including accrued interest)	1,613,621
1,613,621	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $1,613,627; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $1,645,893 including accrued interest)	1,613,621
1,613,621	Repurchase agreement dated 6/30/15 with Morgan Stanley & Co. LLC, 0.09%, due 7/1/15, proceeds $1,613,625; (collateralized by various U.S. government and agency obligations, 0.75% to 9.50%, due 2/16/16 to 5/1/45, valued at $1,645,893 including accrued interest)	1,613,621
339,692	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $339,693; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $346,487 including accrued interest)	339,692
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $6,794,176)		6,794,176
Total Investments: 130.2% (Cost: $29,431,856)		29,498,168
Liabilities in excess of other assets: (30.2)%		(6,850,403)
NET ASSETS: 100.0%		$22,647,765

See Notes to Financial Statements

46

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,569,542.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,011,379 which represents 44.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $532,392 which represents 2.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Construction & Engineering	2.6%	$583,816
Electrical Components & Equipment	7.3	1,662,888
Industrial Machinery	2.7	622,212
Information Technology	9.5	2,145,423
Semiconductor Equipment	31.4	7,126,541
Semiconductors	38.5	8,728,468
Utilities	6.1	1,394,056
Money Market Fund	1.9	440,588
	100.0%	$22,703,992

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$965,021	$—	$—	$965,021
China / Hong Kong	2,482,991	4,650,376	532,392	7,665,759
Germany	—	472,431	—	472,431
Israel	646,994	—	—	646,994
Norway	—	257,388	—	257,388
South Korea	—	60,843	—	60,843
Switzerland	—	622,212	—	622,212
Taiwan	—	3,415,737	—	3,415,737
United States	8,157,019	—	—	8,157,019
Money Market Fund	440,588	—	—	440,588
Repurchase Agreements	—	6,794,176	—	6,794,176
Total	$12,692,613	$16,273,163	$532,392	$29,498,168

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
China/Hong Kong
Balance as of December 31, 2014	$—
Realized gain (loss)	1,719,544
Change in unrealized appreciation (depreciation)	(846,923)
Purchases	33,171
Sales	(2,063,418)
Transfers in and/or out of level 3	1,690,018
Balance as of June 30, 2015	$532,392

Transfers from Level 2 to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

47

STEEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.3%
Brazil: 19.5%
1,417,927	Cia Siderurgica Nacional SA (ADR) †	$2,339,580
1,363,249	Gerdau SA (ADR)	3,285,430
1,513,256	Vale SA (ADR) †	8,913,078
		14,538,088
India: 4.7%
320,665	Vedanta Ltd. (ADR)	3,463,182
Luxembourg: 16.7%
480,552	ArcelorMittal (USD)	4,670,965
170,323	Tenaris SA (ADR)	4,602,127
184,428	Ternium SA (ADR)	3,192,449
		12,465,541
South Korea: 6.6%
100,631	POSCO (ADR) †	4,939,976
United Kingdom: 13.6%
245,900	Rio Tinto Plc (ADR) †	10,133,539
United States: 39.2%
24,294	A.M. Castle & Co. * †	149,894
181,702	AK Steel Holding Corp. * †	703,187
114,031	Allegheny Technologies, Inc.	3,443,736
51,554	Carpenter Technology Corp.	1,994,109
156,638	Cliffs Natural Resources, Inc. †	678,243
118,300	Commercial Metals Co.	1,902,264
31,642	Gibraltar Industries, Inc. *	644,548
11,020	Handy & Harman Ltd. *	381,843
10,618	LB Foster Co.	367,489
92,087	Nucor Corp.	4,058,274
11,008	Olympic Steel, Inc.	191,979
56,178	Reliance Steel & Aluminum Co.	3,397,645
27,373	Schnitzer Steel Industries, Inc.	478,206
164,782	Steel Dynamics, Inc.	3,413,459
66,682	SunCoke Energy, Inc.	866,866
45,743	TimkenSteel Corp.	1,234,604
157,942	United States Steel Corp. †	3,256,764
66,852	Worthington Industries, Inc.	2,009,571
		29,172,681
Total Common Stocks (Cost: $140,017,224)		74,713,007
MONEY MARKET FUND: 0.3% (Cost: $242,172)
242,172	Dreyfus Government Cash Management Fund	242,172
Total Investments Before Collateral for Securities Loaned: 100.6% (Cost: $140,259,396)		74,955,179
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 30.1%
Repurchase Agreements: 30.1%
$5,325,695	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $5,325,716; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $5,432,209 including accrued interest)	$5,325,695
5,325,695	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $5,325,722; (collateralized by cash in the amount of $1,307 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $5,430,876 including accrued interest)	5,325,695
5,325,695	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $5,325,710; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $5,432,229 including accrued interest)	5,325,695
5,325,695	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $5,325,716; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $5,432,209 including accrued interest)	5,325,695
1,121,129	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $1,121,132; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $1,143,554 including accrued interest)	1,121,129
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $22,423,909)		22,423,909
Total Investments: 130.7% (Cost: $162,683,305)		97,379,088
Liabilities in excess of other assets: (30.7)%		(22,860,534)
NET ASSETS: 100.0%		$74,518,554

See Notes to Financial Statements

48

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $21,008,731.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	6.1%	$4,602,127
Industrials	1.4	1,012,037
Materials	92.2	69,098,843
Money Market Fund	0.3	242,172
	100.0%	$74,955,179

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$74,713,007	$—	$—	$74,713,007
Money Market Fund	242,172	—	—	242,172
Repurchase Agreements	—	22,423,909	—	22,423,909
Total	$74,955,179	$22,423,909	$—	$97,379,088

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

49

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.1%
Canada: 18.9%
62,893	ARC Resources Ltd.	$1,078,065
72,928	Athabasca Oil Corp. *	119,166
34,757	Baytex Energy Corp. (USD) †	541,514
22,414	Birchcliff Energy Ltd. *	125,136
27,120	Bonavista Energy Corp. †	147,499
135,108	Cenovus Energy, Inc. (USD)	2,163,079
70,163	Crescent Point Energy Corp. (USD) †	1,436,938
132,110	EnCana Corp. (USD)	1,455,852
41,014	Enerplus Corp. (USD)	360,513
58,703	Husky Energy, Inc.	1,123,325
36,126	Lightstream Resources Ltd.	29,805
27,158	MEG Energy Corp. *	443,769
10,982	Paramount Resources Ltd. *	252,460
91,236	Pengrowth Energy Corp. (USD) †	227,178
94,880	Penn West Petroleum Ltd. (USD)	164,142
26,240	Peyto Exploration & Development Corp.	641,681
21,989	PrairieSky Royalty Ltd. †	554,987
41,141	Surge Energy, Inc. †	116,656
30,660	Tourmaline Oil Corp. *	921,433
44,454	Whitecap Resources, Inc. †	469,305
		12,372,503
United States: 81.2%
57,643	Anadarko Petroleum Corp.	4,499,613
13,773	Antero Resources Corp. *	472,965
54,749	Apache Corp.	3,155,185
6,623	Bonanza Creek Energy, Inc. *	120,870
41,956	BreitBurn Energy Partners LP †	199,711
41,953	Cabot Oil & Gas Corp.	1,323,198
44,527	California Resources Corp.	268,943
7,163	Carrizo Oil & Gas, Inc. *	352,706
88,632	Chesapeake Energy Corp. †	990,019
14,670	Cimarex Energy Co.	1,618,248
13,605	Concho Resources, Inc. *	1,549,065
17,810	Continental Resources, Inc. *	754,966
37,625	Denbury Resources, Inc. †	239,295
67,863	Devon Energy Corp.	4,037,170
7,591	Diamondback Energy, Inc. *	572,210
7,850	Energen Corp.	536,155
61,652	EOG Resources, Inc.	5,397,633
21,210	EQT Corp.	1,725,221
31,573	EXCO Resources, Inc.	37,256
14,637	Gulfport Energy Corp. *	589,139
72,640	Halcon Resources Corp. *	84,262
44,010	Hess Corp.	2,943,389
14,463	Laredo Petroleum, Inc. * †	181,944
11,425	Legacy Reserves LP †	97,912
43,806	Linn Energy, LLC †	390,311
25,566	LinnCo, LLC †	241,599
106,050	Marathon Oil Corp.	2,814,567
15,960	Matador Resources Co. *	399,000
13,281	Memorial Resource Development Corp. *	251,941
12,257	National Fuel Gas Co.	721,815
26,551	Newfield Exploration Co. *	959,022
49,261	Noble Energy, Inc.	2,102,459
4,411	Northern Oil and Gas, Inc. * †	29,862
18,549	Oasis Petroleum, Inc. * †	294,002
70,709	Occidental Petroleum Corp.	5,499,039
17,519	Pioneer Natural Resources Co.	2,429,710
Number
of Shares		Value

United States: (continued)
23,189	QEP Resources, Inc.	$429,228
20,849	Range Resources Corp.	1,029,524
9,183	Rosetta Resources, Inc. *	212,495
10,466	SM Energy Co.	482,692
51,244	Southwestern Energy Co. * †	1,164,776
13,101	Ultra Petroleum Corp. * †	164,024
5,514	Unit Corp. *	149,540
17,096	Vanguard Natural Resources, LLC †	255,243
33,290	Whiting Petroleum Corp. *	1,118,544
23,618	WPX Energy, Inc. *	290,029
		53,176,497
Total Common Stocks (Cost: $88,207,381)		65,549,000
MONEY MARKET FUND: 0.0% (Cost: $303)
303	Dreyfus Government Cash Management Fund	303
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $88,207,684)		65,549,303

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 10.5%
Repurchase Agreements: 10.5%
$1,627,190	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,627,196; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,659,734 including accrued interest)	1,627,190
1,627,190	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.10%, due 7/1/15, proceeds $1,627,195; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 7/15/15 to 1/15/37, valued at $1,659,740 including accrued interest)	1,627,190
1,627,190	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $1,627,196; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $1,659,734 including accrued interest)	1,627,190
1,627,190	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $1,627,196; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $1,659,734 including accrued interest)	1,627,190

See Notes to Financial Statements

50

Principal
Amount		Value

Repurchase Agreements: (continued)
$342,545	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $342,546; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $349,397 including accrued interest)	$342,545
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $6,851,305)		6,851,305
Total Investments: 110.6% (Cost: $95,058,989)		72,400,608
Liabilities in excess of other assets: (10.6)%		(6,955,181)
NET ASSETS: 100.0%		$65,445,427

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $6,620,880.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	14.1%	$9,268,627
Gas Utilities	1.1	721,815
Integrated Oil & Gas	17.9	11,728,832
Oil & Gas Exploration & Production	66.9	43,829,726
Money Market Fund	0.0	303
	100.0%	$65,549,303

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$65,549,000	$—	$—	$65,549,000
Money Market Fund	303	—	—	303
Repurchase Agreements	—	6,851,305	—	6,851,305
Total	$65,549,303	$6,851,305	$—	$72,400,608

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

51

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.9%
Australia: 0.1%
18,363	Energy Resources of Australia Ltd. *	$5,504
179,642	Paladin Energy Ltd. * #	33,815
		39,319
Canada: 1.4%
48,053	Cameco Corp. (USD)	686,197
53,750	Denison Mines Corp. *	38,748
11,486	Uranium Energy Corp. (USD) *	18,263
		743,208
Czech Republic: 0.9%
22,017	CEZ AS	511,155
Finland: 1.7%
52,080	Fortum OYJ #	924,660
France: 3.3%
30,016	Alstom SA * #	852,085
40,598	Electricite de France SA #	907,592
		1,759,677
India: 1.6%
30,458	Larsen & Toubro Ltd. (GDR) # Reg S	848,654
Japan: 25.1%
43,500	Chugoku Electric Power Co., Inc. #	634,658
532,000	Hitachi Ltd. #	3,505,149
24,100	Hokkaido Electric Power Co., Inc. * #	273,440
27,300	Hokuriku Electric Power Co. #	406,720
162,714	IHI Corp. #	757,748
30,974	JGC Corp. #	584,797
144,205	Kajima Corp. #	677,410
116,500	Kansai Electric Power Co., Inc. * #	1,289,929
64,700	Kyushu Electric Power Co., Inc. * #	750,249
432,106	Mitsubishi Heavy Industries Ltd. #	2,627,183
28,300	Shikoku Electric Power Co., Inc. #	423,716
5,300	Taihei Dengyo Kaisha Ltd. #	52,312
68,600	Tohoku Electric Power Co., Inc. #	928,961
98,700	Tokyo Electric Power Co., Inc. * #	537,796
4,500	Toshiba Plant Systems & Services Corp. #	54,806
14,000	Toyo Engineering Corp. † #	33,260
		13,538,134
Netherlands: 1.1%
12,453	Chicago Bridge & Iron Co. NV (USD) †	623,148
South Korea: 2.8%
5,793	Doosan Heavy Industries & Construction Co. Ltd. #	124,468
1,356	KEPCO Engineering & Construction Co., Inc. #	46,540
64,805	Korea Electric Power Corp. (ADR)	1,319,430
		1,490,438
United Kingdom: 3.0%
40,899	AMEC Plc #	525,759
51,381	Babcock International Group Plc #	871,324
109,396	Serco Group Plc #	203,050
		1,600,133
Number
of Shares		Value

United States: 58.9%
26,810	Ameren Corp.	$1,010,201
24,052	AMETEK, Inc.	1,317,569
49,462	Dominion Resources, Inc.	3,307,524
17,614	DTE Energy Co.	1,314,709
61,189	Duke Energy Corp.	4,321,167
16,408	Entergy Corp.	1,156,764
78,716	Exelon Corp.	2,473,257
32,240	FirstEnergy Corp.	1,049,412
13,756	Flowserve Corp.	724,391
44,478	NextEra Energy, Inc.	4,360,178
38,631	PG&E Corp.	1,896,782
10,727	Pinnacle West Capital Corp.	610,259
56,586	Public Service Enterprise Group, Inc.	2,222,698
3,806	SPX Corp.	275,516
9,992	Talen Energy Corp. *	171,463
91,110	The Southern Co.	3,817,509
53,246	Xcel Energy, Inc.	1,713,456
		31,742,855
Total Common Stocks (Cost: $53,655,090)		53,821,381
CLOSED-END FUND: 0.0%
Canada: 0.0% (Cost: $38,123)
7,972	Uranium Participation Corp. *	33,396
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $53,693,213)		53,854,777

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.2% (Cost: $632,077)
Repurchase Agreement: 1.2%
$632,077	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.12%, due 7/1/15, proceeds $632,079; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 7/1/18 to 7/1/45, valued at $644,719 including accrued interest)	632,077
Total Investments: 101.1% (Cost: $54,325,290)		54,486,854
Liabilities in excess of other assets: (1.1)%		(614,013)
NET ASSETS: 100.0%		$53,872,841

See Notes to Financial Statements

52

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $603,852.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $18,876,081 which represents 35.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	2.4%	$1,308,286
Financials	0.1	33,396
Industrials	19.8	10,674,261
Information Technology	6.5	3,505,149
Utilities	71.2	38,333,685
	100.0%	$53,854,777

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$5,504	$33,815	$—	$39,319
Canada	743,208	—	—	743,208
Czech Republic	511,155	—	—	511,155
Finland	—	924,660	—	924,660
France	—	1,759,677	—	1,759,677
India	—	848,654	—	848,654
Japan	—	13,538,134	—	13,538,134
Netherlands	623,148	—	—	623,148
South Korea	1,319,430	171,008	—	1,490,438
United Kingdom	—	1,600,133	—	1,600,133
United States	31,742,855	—	—	31,742,855
Closed-End Fund
Canada	33,396	—	—	33,396
Repurchase Agreement	—	632,077	—	632,077
Total	$34,978,696	$19,508,158	$—	$54,486,854

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $137,822 and transfers of securities from Level 2 to Level 1 were $631,849. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

53

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,418,217,769	$80,609,873	$93,865,815	$2,755,428,606
Affiliated issuers (3)	—	—	—	3,306,372,291
Short-term investments held as collateral for securities loaned (4)	153,023,095	—	10,811,671	43,537,219
Cash	296,664	—	—	590
Cash denominated in foreign currency, at value (5)	564,176	—	48,827	461,244
Receivables:
Investment securities sold	105,542	—	18,083	457,249
Shares sold	—	—	—	2,587
Dividends	2,518,464	511,078	126,591	8,283,232
Prepaid expenses	8,381	2,110	229	19,929
Total assets	1,574,734,091	81,123,061	104,871,216	6,114,562,947

Liabilities:
Payables:
Investment securities purchased	1,648,714	—	18,306	20,647,379
Collateral for securities loaned	153,023,095	—	10,811,671	43,537,219
Line of credit	—	103,837	—	—
Shares redeemed	—	—	—	—
Due to Adviser	595,349	33,164	41,584	2,517,401
Due to custodian	—	14,247	—	—
Deferred Trustee fees	342,153	16,709	8,196	587,786
Accrued expenses	1,003,429	223,604	132,981	1,162,532
Total liabilities	156,612,740	391,561	11,012,738	68,452,317
NET ASSETS	$1,418,121,351	$80,731,500	$93,858,478	$6,046,110,630
Shares outstanding	25,700,000	7,050,000	1,533,298	340,402,500
Net asset value, redemption and offering price per share	$55.18	$11.45	$61.21	$17.76
Net assets consist of:
Aggregate paid in capital	$2,317,620,538	$578,052,813	$367,451,132	$16,065,086,118
Net unrealized appreciation (depreciation)	(12,623,838)	(88,735,777)	3,518,421	(3,061,470,699)
Undistributed (accumulated) net investment income (loss)	16,665,183	1,138,267	341,066	30,191,203
Accumulated net realized gain (loss)	(903,540,532)	(409,723,803)	(277,452,141)	(6,987,695,992)
	$1,418,121,351	$80,731,500	$93,858,478	$6,046,110,630
(1) Value of securities on loan	$151,296,065	$—	$10,637,747	$42,175,943
(2) Cost of investments - Unaffiliated issuers	$1,430,717,676	$169,332,298	$90,344,364	$3,784,489,863
(3) Cost of investments - Affiliated issuers	$—	$—	$—	$5,338,776,912
(4) Cost of short-term investments held as collateral for securities loaned	$153,023,095	$—	$10,811,671	$43,537,219
(5) Cost of cash denominated in foreign currency	$570,907	$—	$50,686	$461,268

See Notes to Financial Statements

54

			Rare Earth/				Uranium+
Junior Gold	Natural		Strategic			Unconventional	Nuclear
Miners ETF	Resources ETF	Oil Services ETF	Metals ETF	Solar Energy ETF	Steel ETF	Oil & Gas ETF	Energy ETF

$465,126,603	$88,683,607	$1,178,142,780	$49,815,451	$22,703,992	$74,955,179	$65,549,303	$53,854,777
1,057,128,026	—	—	—	—	—	—	—

78,096,729	3,687,084	96,655,502	10,239,873	6,794,176	22,423,909	6,851,305	632,077
—	—	—	—	—	7,416	35,866	—
12,849,483	75,076	—	254,206	918	—	113	31,984

—	124,905	—	61,156	—	1,283,303	—	23,696
—	—	6,462	—	—	1,557,200	277	2,086
272,613	233,245	1,521,277	74,887	26,363	91,264	118,199	147,468
3,802	1,998	7,009	2,665	58	258	122	800
1,613,477,256	92,805,915	1,276,333,030	60,448,238	29,525,507	100,318,529	72,555,185	54,692,888

—	32,170	44,010,647	158,786	—	1,952,209	—	23,988
78,096,729	3,687,084	96,655,502	10,239,873	6,794,176	22,423,909	6,851,305	632,077
2,311,705	553,146	—	—	—	—	157,129	—
—	—	562	—	—	1,267,704	—	—
660,970	18,561	282,588	13,791	4,223	29,499	22,396	18,701
10,521	3,486	54,742	35,138	—	—	—	2,877
123,342	8,436	96,139	10,070	1,515	12,496	1,966	8,178
387,628	100,307	149,084	134,165	77,828	114,158	76,962	134,226
81,590,895	4,403,190	141,249,264	10,591,823	6,877,742	25,799,975	7,109,758	820,047
$1,531,886,361	$88,402,725	$1,135,083,766	$49,856,415	$22,647,765	$74,518,554	$65,445,427	$53,872,841
63,587,446	2,650,000	32,560,863	2,224,962	300,000	2,450,000	3,150,000	1,116,632

$24.09	$33.36	$34.86	$22.41	$75.49	$30.42	$20.78	$48.25

$5,196,793,963	$116,511,511	$1,574,053,637	$264,672,254	$81,046,326	$322,896,049	$94,739,204	$234,005,376
(306,019,185)	(13,538,048)	(490,105,633)	(39,416,573)	66,102	(65,304,217)	(22,658,662)	155,592

(1,534,003)	1,317,592	12,962,806	1,815,082	36,117	1,136,039	523,490	2,039,924
(3,357,354,414)	(15,888,330)	38,172,956	(177,214,348)	(58,500,780)	(184,209,317)	(7,158,605)	(182,328,051)
$1,531,886,361	$88,402,725	$1,135,083,766	$49,856,415	$22,647,765	$74,518,554	$65,445,427	$53,872,841
$73,490,770	$3,582,837	$93,977,503	$9,198,606	$6,569,542	$21,008,731	$6,620,880	$603,852
$595,722,372	$102,219,461	$1,668,248,413	$89,232,591	$22,637,680	$140,259,396	$88,207,684	$53,693,213
$1,232,545,785	$—	$—	$—	$—	$—	$—	$—

$78,096,729	$3,687,084	$96,655,502	$10,239,873	$6,794,176	$22,423,909	$6,851,305	$632,077
$12,854,312	$74,266	$—	$254,490	$918	$—	$114	$32,111

See Notes to Financial Statements

55

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2015 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$21,369,034	$1,669,107	$526,841	$25,066,158
Dividends – affiliated issuers	—	—	—	20,706,665
Securities lending income	1,235,105	205	139,002	655,650
Foreign taxes withheld	(1,859,977)	(206,149)	(41,184)	(5,309,502)
Total income	20,744,162	1,463,163	624,659	41,118,971

Expenses:
Management fees	3,522,488	254,680	217,604	16,282,067
Professional fees	66,040	25,301	27,628	116,297
Insurance	24,770	1,464	955	65,065
Trustees’ fees and expenses	75,166	1,058	1,674	82,525
Reports to shareholders	68,949	15,633	11,190	201,133
Indicative optimized portfolio value fee	8,984	2,987	6,617	—
Custodian fees	143,955	17,047	6,363	133,770
Registration fees	3,679	2,486	2,282	22,526
Transfer agent fees	1,193	1,193	1,191	—
Fund accounting fees	51,245	5,631	3,152	—
Interest	27,534	345	252	38,802
Other	56,780	8,105	5,219	88,453
Total expenses	4,050,783	335,930	284,127	17,030,638
Waiver of management fees	(78,061)	(35,062)	(14,047)	—
Net expenses	3,972,722	300,868	270,080	17,030,638
Net investment income	16,771,440	1,162,295	354,579	24,088,333

Net realized gain (loss) on:
Investments – unaffiliated issuers	(48,639,846)	(16,325,753)	(93,494)	(1,282,095,498)
Investments – affiliated issuers	—	—	—	(7,397,986)
In-kind redemptions	14,275,414	(1,653,961)	1,966,627	36,179,019
Foreign currency transactions and foreign denominated assets and liabilities	(92,922)	546	(4,691)	9,582
Net realized gain (loss)	(34,457,354)	(17,979,168)	1,868,442	(1,253,304,883)

Net change in unrealized appreciation (depreciation) on:
Investments	83,646,412	(7,400,505)	8,300,392	845,975,400
Foreign currency transactions and foreign denominated assets and liabilities	(19,824)	(2,915)	1,312	(4,822)
Net change in unrealized appreciation (depreciation)	83,626,588	(7,403,420)	8,301,704	845,970,578
Net Increase (Decrease) in Net Assets Resulting from Operations	$65,940,674	$(24,220,293)	$10,524,725	$(383,245,972)

See Notes to Financial Statements

56

			Rare Earth/				Uranium+
Junior Gold	Natural		Strategic			Unconventional	Nuclear
Miners ETF	Resources ETF	Oil Services ETF	Metals ETF	Solar Energy ETF	Steel ETF	Oil & Gas ETF	Energy ETF

$2,378,538	$1,596,677	$12,043,107	$265,360	$13,350	$1,207,578	$652,097	$917,124
5,443,727	—	—	—	—	—	—	—
1,563,967	31,950	2,890,389	417,037	105,709	164,783	96,949	10,580
(635,075)	(84,620)	(39,978)	(9,065)	—	(17,878)	(45,381)	(44,026)
8,751,157	1,544,007	14,893,518	673,332	119,059	1,354,483	703,665	883,678

4,298,540	225,495	1,925,966	142,377	58,477	172,743	164,354	147,643
66,682	31,589	49,037	29,486	26,042	27,978	29,472	42,180
16,878	921	11,900	806	219	858	650	661
25,382	730	41,908	1,298	213	851	1,371	502
92,033	5,984	28,182	11,235	4,976	8,573	4,670	9,429
6,610	9,931	1,989	10,428	9,827	—	5,662	8,199
71,704	35,545	16,528	14,355	7,571	3,614	2,910	7,144
11,041	2,469	3,729	2,491	2,248	2,231	2,528	2,365
1,194	1,193	1,183	1,197	1,195	1,192	1,193	1,193
58,492	15,244	36,681	3,331	2,293	2,744	2,615	3,925
43,770	2,365	10,450	753	427	652	727	907
54,899	12,440	24,978	10,242	4,116	6,271	3,580	5,958
4,747,225	343,906	2,152,531	227,999	117,604	227,707	219,732	230,106
—	(120,555)	(216,112)	(64,937)	(41,158)	(37,038)	(41,502)	(52,027)
4,747,225	223,351	1,936,419	163,062	76,446	190,669	178,230	178,079
4,003,932	1,320,656	12,957,099	510,270	42,613	1,163,814	525,435	705,599

(57,421,944)	(1,112,082)	(1,857,802)	(13,197,850)	1,446,638	(4,440,876)	(4,028,976)	(300,934)
(137,291,775)	—	—	—	—	—	—	—
14,803,177	696,678	40,537,711	(76,864)	—	(293,985)	(21,300)	706,589

(1,105,571)	(8,287)	—	(18,390)	483	—	(930)	(2,071)
(181,016,113)	(423,691)	38,679,909	(13,293,104)	1,447,121	(4,734,861)	(4,051,206)	403,584

156,367,939	(1,916,403)	(65,741,683)	5,835,636	848,171	(8,757,993)	(837,831)	(5,128,595)

(117,877)	3,134	—	(563)	(16)	—	(69)	(1,636)
156,250,062	(1,913,269)	(65,741,683)	5,835,073	848,155	(8,757,993)	(837,900)	(5,130,231)

$(20,762,119)	$(1,016,304)	$(14,104,675)	$(6,947,761)	$2,337,889	$(12,329,040)	$(4,363,671)	$(4,021,048)

See Notes to Financial Statements

57

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$16,771,440	$45,397,312	$1,162,295	$2,737,310
Net realized gain (loss)	(34,457,354)	234,602,810	(17,979,168)	(51,192,631)
Net change in unrealized appreciation (depreciation)	83,626,588	(333,714,651)	(7,403,420)	7,667,304
Net increase (decrease) in net assets resulting from operations	65,940,674	(53,714,529)	(24,220,293)	(40,788,017)

Dividends to shareholders:
Dividends from net investment income	—	(46,504,400)	—	(2,946,300)

Share transactions:**
Proceeds from sale of shares	66,555,920	19,173,313	12,130,206	54,440,499
Cost of shares redeemed	(155,276,684)	(3,113,370,622)	(22,083,407)	(50,795,362)
Increase (Decrease) in net assets resulting from share transactions	(88,720,764)	(3,094,197,309)	(9,953,201)	3,645,137
Total increase (decrease) in net assets	(22,780,090)	(3,194,416,238)	(34,173,494)	(40,089,180)
Net Assets, beginning of period	1,440,901,441	4,635,317,679	114,904,994	154,994,174
Net Assets, end of period†	$1,418,121,351	$1,440,901,441	$80,731,500	$114,904,994
† Including undistributed (accumulated) net investment income (loss)	$16,665,183	$(106,257)	$1,138,267	$(24,028)

** Shares of Common Stock Issued (no par value)
Shares sold	1,150,000	350,000	850,000	2,900,000
Shares redeemed	(2,850,000)	(58,100,000)	(1,650,000)	(3,000,000)
Net increase (decrease)	(1,700,000)	(57,750,000)	(800,000)	(100,000)

See Notes to Financial Statements

58

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2015	2014	2015	2014	2015	2014
(unaudited)		(unaudited)		(unaudited)

$354,579	$186,379	$24,088,333	$37,534,282	$4,003,932	$(101,772)
1,868,442	3,407,458	(1,253,304,883)	(1,494,972,521)	(181,016,113)	(1,615,497,946)
8,301,704	(6,959,110)	845,970,578	545,948,873	156,250,062	861,270,605

10,524,725	(3,365,273)	(383,245,972)	(911,489,366)	(20,762,119)	(754,329,113)

—	(173,263)	—	(37,389,302)	—	(11,291,865)

6,263,442	15,443,230	1,988,080,709	3,038,735,835	226,920,093	1,502,981,592
(5,867,061)	(20,275,991)	(1,054,171,447)	(3,247,020,529)	(196,961,946)	(351,493,550)

396,381	(4,832,761)	933,909,262	(208,284,694)	29,958,147	1,151,488,042
10,921,106	(8,371,297)	550,663,290	(1,157,163,362)	9,196,028	385,867,064
82,937,372	91,308,669	5,495,447,340	6,652,610,702	1,522,690,333	1,136,823,269
$93,858,478	$82,937,372	$6,046,110,630	$5,495,447,340	$1,531,886,361	$1,522,690,333

$341,066	$(13,513)	$30,191,203	$6,102,870	$(1,534,003)	$(5,537,935)

100,000	250,000	96,200,000	126,600,000	8,200,000	39,200,000
(100,000)	(350,000)	(54,050,000)	(142,750,000)	(7,950,000)	(12,650,000)
—	(100,000)	42,150,000	(16,150,000)	250,000	26,550,000

See Notes to Financial Statements

59

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Services ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Operations:
Net investment income	$1,320,656	$2,077,263	$12,957,099	$25,436,494
Net realized gain (loss)	(423,691)	656,005	38,679,909	75,181,981
Net change in unrealized appreciation (depreciation)	(1,913,269)	(10,048,212)	(65,741,683)	(355,428,381)
Net increase (decrease) in net assets resulting from operations	(1,016,304)	(7,314,944)	(14,104,675)	(254,809,906)

Dividends to shareholders:
Dividends from net investment income	—	(2,170,050)	—	(25,702,038)

Share transactions:**
Proceeds from sale of shares	6,913,385	20,492,305	3,656,076,319	6,646,621,501
Cost of shares redeemed	(3,517,015)	(26,124,768)	(3,436,722,139)	(6,918,368,843)
Increase (Decrease) in net assets resulting from share transactions	3,396,370	(5,632,463)	219,354,180	(271,747,342)
Total increase (decrease) in net assets	2,380,066	(15,117,457)	205,249,505	(552,259,286)
Net Assets, beginning of period	86,022,659	101,140,116	929,834,261	1,482,093,547
Net Assets, end of period†	$88,402,725	$86,022,659	$1,135,083,766	$929,834,261
† Including undistributed (accumulated) net investment income (loss)	$1,317,592	$(3,064)	$12,962,806	$5,707

** Shares of Common Stock Issued (no par value)
Shares sold	200,000	550,000	102,750,000	143,500,000
Shares redeemed	(100,000)	(700,000)	(96,100,000)	(148,400,000)
Net increase (decrease)	100,000	(150,000)	6,650,000	(4,900,000)

See Notes to Financial Statements

60

Rare Earth/Strategic Metals ETF		Solar Energy ETF		Steel ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2015	2014	2015	2014	2015	2014
(unaudited)		(unaudited)		(unaudited)

$510,270	$1,344,933	$42,613	$151,648	$1,163,814	$2,507,556
(13,293,104)	(53,499,107)	1,447,121	4,774,715	(4,734,861)	(7,649,774)
5,835,073	26,648,944	848,155	(6,766,676)	(8,757,993)	(27,822,106)

(6,947,761)	(25,505,230)	2,337,889	(1,840,313)	(12,329,040)	(32,964,324)

—	(878,135)	—	(135,000)	—	(2,549,800)

—	4,954,201	—	12,643,540	27,434,009	51,423,359
(1,181,367)	(16,827,991)	—	(12,146,619)	(9,713,557)	(91,093,764)

(1,181,367)	(11,873,790)	—	496,921	17,720,452	(39,670,405)
(8,129,128)	(38,257,155)	2,337,889	(1,478,392)	5,391,412	(75,184,529)
57,985,543	96,242,698	20,309,876	21,788,268	69,127,142	144,311,671
$49,856,415	$57,985,543	$22,647,765	$20,309,876	$74,518,554	$69,127,142

$1,815,082	$1,304,812	$36,117	$(6,496)	$1,136,039	$(27,775)

—	200,000	—	150,000	800,000	1,100,000
(50,000)	(600,000)	—	(150,000)	(300,000)	(2,050,000)
(50,000)	(400,000)	—	—	500,000	(950,000)

See Notes to Financial Statements

61

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Operations:
Net investment income	$525,435	$740,911	$705,599	$1,377,241
Net realized gain (loss)	(4,051,206)	720,803	403,584	(3,267,597)
Net change in unrealized appreciation (depreciation)	(837,900)	(23,414,300)	(5,130,231)	8,418,934
Net increase (decrease) in net assets resulting from operations	(4,363,671)	(21,952,586)	(4,021,048)	6,528,578

Dividends to shareholders:
Dividends from net investment income	—	(744,600)	—	(1,676,073)

Share transactions:**
Proceeds from sale of shares	9,964,382	57,126,688	—	2,470,059
Cost of shares redeemed	(2,092,626)	(19,397,673)	(9,918,047)	(17,289,026)
Increase (Decrease) in net assets resulting from share transactions	7,871,756	37,729,015	(9,918,047)	(14,818,967)
Total increase (decrease) in net assets	3,508,085	15,031,829	(13,939,095)	(9,966,462)
Net Assets, beginning of period	61,937,342	46,905,513	67,811,936	77,778,398
Net Assets, end of period†	$65,445,427	$61,937,342	$53,872,841	$67,811,936
† Including undistributed (accumulated) net investment income (loss)	$523,490	$(1,945)	$2,039,924	$1,334,325

** Shares of Common Stock Issued (no par value)
Shares sold	450,000	1,850,000	—	50,000
Shares redeemed	(100,000)	(700,000)	(200,000)	(350,000)
Net increase (decrease)	350,000	1,150,000	(200,000)	(300,000)

See Notes to Financial Statements

62

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Agribusiness ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$52.59		$54.44	$52.94	$47.21	$53.39	$43.69
Income from investment operations:
Net investment income	0.65		1.68	1.08	1.00	0.30	0.31
Net realized and unrealized gain (loss) on investments	1.94		(1.84)	1.46	5.70	(6.18)	9.72
Total from investment operations	2.59		(0.16)	2.54	6.70	(5.88)	10.03
Less:
Dividends from net investment income	—		(1.69)	(1.04)	(0.97)	(0.29)	(0.33)
Return of capital	—		—	—	—	(0.01)	—
Total dividends	—		(1.69)	(1.04)	(0.97)	(0.30)	(0.33)
Net asset value, end of period	$55.18		$52.59	$54.44	$52.94	$47.21	$53.39
Total return (a)	4.92	%(b)	(0.13)%	4.60%	14.20%	(11.01)%	22.96%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,418,121		$1,440,901	$4,635,318	$5,667,221	$5,530,813	$2,624,216
Ratio of gross expenses to average net assets	0.58	%(c)	0.57%	0.55%	0.55%	0.53%	0.56%
Ratio of net expenses to average net assets	0.56	%(c)	0.57%	0.55%	0.55%	0.53%	0.56%
Ratio of net expenses, excluding interest expense, to average net assets	0.56	%(c)	0.56%	0.55%	0.54%	0.53%	0.55%
Ratio of net investment income to average net assets	2.38	%(c)	1.77%	1.79%	1.89%	0.76%	0.78%
Portfolio turnover rate	9	%(b)	14%	33%	19%	22%	20%
	Coal ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$14.64		$19.50	$25.17	$32.41	$47.07	$35.93
Income from investment operations:
Net investment income	0.16		0.34	0.39	0.49	0.53	0.18
Net realized and unrealized gain (loss) on investments	(3.35)		(4.83)	(5.62)	(7.30)	(14.71)	11.15
Total from investment operations	(3.19)		(4.49)	(5.23)	(6.81)	(14.18)	11.33
Less:
Dividends from net investment income	—		(0.37)	(0.44)	(0.43)	(0.48)	(0.19)
Net asset value, end of period	$11.45		$14.64	$19.50	$25.17	$32.41	$47.07
Total return (a)	(21.79	)%(b)	(23.07)%	(20.77)%	(21.05)%	(30.12)%	31.55%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$80,732		$114,905	$154,994	$235,358	$314,420	$529,563
Ratio of gross expenses to average net assets	0.66	%(c)	0.63%	0.64%	0.62%	0.59%	0.59%
Ratio of net expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.58%
Ratio of net investment income to average net assets	2.29	%(c)	1.75%	1.78%	2.02%	0.93%	0.57%
Portfolio turnover rate	9	%(b)	27%	20%	55%	47%	29%

(a)	return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized

See Notes to Financial Statements

63

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Alternative Energy ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$54.09		$55.90	$33.26	$32.88	$60.24	$75.51
Income from investment operations:
Net investment income	0.23		0.12	0.51	0.66	1.02	0.60
Net realized and unrealized gain (loss) on investments	6.89		(1.82)	22.68	0.35	(27.33)	(15.30)
Total from investment operations	7.12		(1.70)	23.19	1.01	(26.31)	(14.70)
Less:
Dividends from net investment income	—		(0.11)	(0.54)	(0.63)	(1.02)	(0.57)
Return of capital	—		—	(0.01)	—	(0.03)	—
Total dividends	—		(0.11)	(0.55)	(0.63)	(1.05)	(0.57)
Net asset value, end of period	$61.21		$54.09	$55.90	$33.26	$32.88	$60.24
Total return (a)	13.16	%(b)	(3.04)%	69.69%	3.07%	(43.69)%	(19.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$93,858		$82,937	$91,309	$46,013	$58,644	$134,547
Ratio of gross expenses to average net assets	0.65	%(c)	0.64%	0.72%	0.81%	0.68%	0.60%
Ratio of net expenses to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.62%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.62%	0.60%
Ratio of net investment income to average net assets	0.81	%(c)	0.18%	1.16%	1.81%	1.59%	0.81%
Portfolio turnover rate	13	%(b)	31%	18%	35%	26%	30%
	Gold Miners ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$18.43		$21.16	$46.32	$51.50	$61.44	$46.15
Income from investment operations:
Net investment income	0.07		0.12	0.23	0.39	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.74)		(2.73)	(25.20)	(5.11)	(10.05)	15.65
Total from investment operations	(0.67)		(2.61)	(24.97)	(4.72)	(9.79)	15.69
Less:
Dividends from net investment income	—		(0.12)	(0.19)	(0.46)	(0.15)	(0.40)
Net asset value, end of period	$17.76		$18.43	$21.16	$46.32	$51.50	$61.44
Total return (a)	(3.64	)%(b)	(12.31)%	(53.90)%	(9.16)%	(15.93)%	34.01%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,046,111		$5,495,447	$6,652,611	$9,406,054	$8,772,539	$7,677,408
Ratio of gross expenses to average net assets	0.52	%(c)	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net expenses to average net assets	0.52	%(c)	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net expenses, excluding interest expense, to average net assets	0.52	%(c)	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	0.74	%(c)	0.52%	1.01%	0.88%	0.35%	0.05%
Portfolio turnover rate	14	%(b)	18%	33%	5%	9%	3%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

64

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Junior Gold Miners ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014		2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$24.04		$30.90		$79.13	$97.84	$159.24	$103.24
Income from investment operations:
Net investment income (loss)	0.06		—	(b)(c)	0.41	0.36	2.72	(0.40	)(b)
Net realized and unrealized gain (loss) on investments	(0.01)		(6.68)		(48.64)	(16.07)	(57.80)	68.12
Total from investment operations	0.05		(6.68)		(48.23)	(15.71)	(55.08)	67.72
Less:
Dividends from net investment income	—		(0.18)		—	(3.00)	(4.84)	(11.72)
Distributions from net realized capital gains	—		—		—	—	(1.48)	—
Total dividends and distributions	—		(0.18)		—	(3.00)	(6.32)	(11.72)
Net asset value, end of period	$24.09		$24.04		$30.90	$79.13	$97.84	$159.24
Total return (a)	0.21	%(d)	(21.60)%		(60.95)%	(16.07)%	(34.57)%	65.74%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,531,886		$1,522,690		$1,136,823	$2,537,231	$1,922,665	$2,123,857
Ratio of gross expenses to average net assets	0.55	%(e)	0.55%		0.58%	0.55%	0.54%	0.54%
Ratio of net expenses to average net assets	0.55	%(e)	0.55%		0.57%	0.55%	0.54%	0.54%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(e)	0.54%		0.56%	0.55%	0.54%	0.54%
Ratio of net investment income (loss) to average net assets	0.47	%(e)	(0.01)%		(0.07)%	0.01%	(0.22)%	(0.34)%
Portfolio turnover rate	26	%(d)	65%		34%	22%	60%	49%
	Natural Resources ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014		2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$33.73		$37.46		$35.94	$33.76	$38.83	$33.58
Income from investment operations:
Net investment income	0.50		0.82		0.87	0.86	0.66	0.30
Net realized and unrealized gain (loss) on investments	(0.87)		(3.70)		1.48	2.17	(5.07)	5.26
Total from investment operations	(0.37)		(2.88)		2.35	3.03	(4.41)	5.56
Less:
Dividends from net investment income	—		(0.85)		(0.83)	(0.85)	(0.66)	(0.31)
Net asset value, end of period	$33.36		$33.73		$37.46	$35.94	$33.76	$38.83
Total return (a)	(1.10	)%(d)	(7.71)%		6.55%	8.98%	(11.36)%	16.57%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$88,403		$86,023		$101,140	$122,204	$158,687	$209,695
Ratio of gross expenses to average net assets	0.76	%(e)	0.73%		0.74%	0.68%	0.64%	0.63%
Ratio of net expenses to average net assets	0.50	%(e)	0.50%		0.50%	0.52%	0.61%	0.63%
Ratio of net expenses, excluding interest expense, to average net assets	0.49	%(e)	0.49%		0.49%	0.51%	0.61%	0.63%
Ratio of net investment income to average net assets	2.93	%(e)	2.10%		2.13%	1.95%	1.40%	1.26%
Portfolio turnover rate	2	%(d)	13%		14%	10%	15%	19%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not Annualized
(e)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			Oil Services ETF*
			For the					For the Period
			Six Months					December 30,
			Ended					2011(a) through
			June 30,		For the Year Ended December 31,			December 31,
			2015		2014	2013	2012	2011
			(unaudited)
Net asset value, beginning of period			$35.89		$48.10	$38.64	$38.29	$38.06
Income from investment operations:
Net investment income			0.40		0.85	0.55	0.42	—	(b)
Net realized and unrealized gain (loss) on investments			(1.43)		(12.20)	9.45	0.34	0.23
Total from investment operations			(1.03)		(11.35)	10.00	0.76	0.23
Less:
Dividends from net investment income			—		(0.86)	(0.54)	(0.40)	—
Distributions from net realized capital gains			—		—	—	(0.01)	—
Total dividends and distributions			—		(0.86)	(0.54)	(0.41)	—
Net asset value, end of period			$34.86		$35.89	$48.10	$38.64	$38.29
Total return (c)			(2.87	)%(d)	(23.64)%	25.90%	1.98%	0.61	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)			$1,135,084		$929,834	$1,482,094	$1,283,326	$913,653
Ratio of gross expenses to average net assets			0.39	%(e)	0.39%	0.39%	0.38%	0.46	%(e)
Ratio of net expenses to average net assets			0.35	%(e)	0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net expenses, excluding interest expense, to average net assets			0.35	%(e)	0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net investment income (loss) to average net assets			2.35	%(e)	1.99%	1.24%	1.23%	(0.35	)%(e)
Portfolio turnover rate			6	%(d)	15%	10%	6%	0	%(d)
	Rare Earth / Strategic Metals ETF#
	For the							For the Period
	Six Months							October 27,
	Ended							2010(a) through
	June 30,		For the Year Ended December 31,					December 31,
	2015		2014		2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$25.49		$35.98		$52.92	$60.40	$94.72	$79.04
Income from investment operations:
Net investment income (loss)	0.24		0.65		0.35	0.88	1.00	(0.04)
Net realized and unrealized gain (loss) on investments	(3.32)		(10.75)		(17.21)	(7.44)	(31.52)	15.72
Total from investment operations	(3.08)		(10.10)		(16.86)	(6.56)	(30.52)	15.68
Less:
Dividends from net investment income	—		(0.39)		(0.08)	(0.92)	(3.80)	—
Net asset value, end of period	$22.41		$25.49		$35.98	$52.92	$60.40	$94.72
Total return (c)	(12.08	)%(d)	(28.07)%		(31.85)%	(10.88)%	(32.21)%	19.84	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$49,856		$57,986		$96,243	$174,652	$198,535	$236,782
Ratio of gross expenses to average net assets	0.80	%(e)	0.72%		0.70%	0.66%	0.59%	0.63	%(e)
Ratio of net expenses to average net assets	0.57	%(e)	0.58%		0.57%	0.59%	0.57%	0.57	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(e)	0.57%		0.57%	0.57%	0.57%	0.57	%(e)
Ratio of net investment income (loss) to average net assets	1.79	%(e)	1.55%		0.69%	1.59%	0.95%	(0.38	)%(e)
Portfolio turnover rate	24	%(d)	37%		31%	44%	35%	9	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
*	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

66

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Solar Energy ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$67.70		$72.63	$36.38	$55.35	$165.75	$233.70
Income from investment operations:
Net investment income	0.14		0.51	0.32	1.29	3.75	0.90
Net realized and unrealized gain (loss) on investments	7.65		(4.99)	36.66	(18.94)	(110.70)	(67.80)
Total from investment operations	7.79		(4.48)	36.98	(17.65)	(106.95)	(66.90)
Less:
Dividends from net investment income	—		(0.45)	(0.73)	(1.32)	(3.45)	(1.05)
Net asset value, end of period	$75.49		$67.70	$72.63	$36.38	$55.35	$165.75
Total return (a)	11.51	%(b)	(6.17)%	101.66%	(31.89)%	(64.50)%	(28.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,648		$20,310	$21,788	$10,914	$9,950	$24,867
Ratio of gross expenses to average net assets	1.01	%(c)	1.08%	1.54%	1.86%	1.06%	0.92%
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.66%	0.66%	0.65%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.36	%(c)	0.60%	0.58%	3.47%	2.63%	0.50%
Portfolio turnover rate	21	%(b)	50%	75%	59%	35%	37%
	Steel ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$35.45		$49.76	$48.85	$47.64	$72.48	$61.57
Income from investment operations:
Net investment income	0.48		1.13	0.93	1.09	1.14	0.86
Net realized and unrealized gain (loss) on investments	(5.51)		(14.28)	0.96	1.20	(24.84)	11.08
Total from investment operations	(5.03)		(13.15)	1.89	2.29	(23.70)	11.94
Less:
Dividends from net investment income	—		(1.16)	(0.94)	(1.08)	(1.14)	(0.87)
Return of capital	—		—	(0.04)	—	—	(0.16)
Total dividends and distributions	—		(1.16)	(0.98)	(1.08)	(1.14)	(1.03)
Net asset value, end of period	$30.42		$35.45	$49.76	$48.85	$47.64	$72.48
Total return (a)	(14.19	)%(b)	(26.44)%	3.88%	4.80%	(32.70)%	19.39%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$74,519		$69,127	$144,312	$153,881	$181,037	$279,066
Ratio of gross expenses to average net assets	0.66	%(c)	0.63%	0.62%	0.60%	0.58%	0.55%
Ratio of net expenses to average net assets	0.55	%(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.37	%(c)	2.43%	2.21%	2.40%	1.97%	1.04%
Portfolio turnover rate	4	%(b)	11%	15%	13%	3%	13%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
#	On July 2, 2012, the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

67

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			Unconventional Oil & Gas ETF
			For the				For the Period
			Six Months				February 14,
			Ended		For the Year Ended		2011(a) through
			June 30,		December 31,		December 31,
			2015		2014	2013	2012
			(unaudited)
Net asset value, beginning of period			$22.12		$28.43	$22.54	$25.02
Income from investment operations:
Net investment income			0.17		0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments			(1.51)		(6.32)	5.90	(2.49)
Total from investment operations			(1.34)		(6.02)	6.03	(2.26)
Less:
Dividends from net investment income			—		(0.29)	(0.14)	(0.22)
Net asset value, end of period			$20.78		$22.12	$28.43	$22.54
Total return (b)			(6.06	)%(c)	(21.18)%	26.77%	(9.04	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)			$65,445		$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets			0.67	%(d)	0.67%	1.04%	0.92	%(d)
Ratio of net expenses to average net assets			0.54	%(d)	0.54%	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets			0.54	%(d)	0.54%	0.54%	0.54	%(d)
Ratio of net investment income to average net assets			1.60	%(d)	1.07%	0.89%	1.12	%(d)
Portfolio turnover rate			12	%(c)	11%	11%	35	%(c)
	Uranium+Nuclear Energy ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014		2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$51.50		$48.11		$41.35	$44.82	$75.87		$67.95
Income from investment operations:
Net investment income (loss)	0.81		1.27		0.80	1.26	(0.27)		1.53
Net realized and unrealized gain (loss) on investments	(4.06)		3.39		6.29	(2.84)	(24.99)		9.57
Total from investment operations	(3.25)		4.66		7.09	(1.58)	(25.26)		11.10
Less:
Dividends from net investment income	—		(1.27)		(0.33)	(1.89)	(5.79)		(3.18)
Net asset value, end of period	$48.25		$51.50		$48.11	$41.35	$44.82		$75.87
Total return (b)	(6.31	)%(c)	9.61%		17.18%	(3.53)%	(33.29)%		16.37%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,873		$67,812		$77,778	$78,567	$86,668		$260,442
Ratio of gross expenses to average net assets	0.78	%(d)	0.76%		0.80%	0.67%	0.63%		0.57%
Ratio of net expenses to average net assets	0.60	%(d)	0.60%		0.60%	0.60%	0.62%		0.57%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(d)	0.60%		0.60%	0.60%	0.61%		0.57%
Ratio of net investment income to average net assets	2.39	%(d)	1.89%		1.60%	2.82%	1.42%		2.53%
Portfolio turnover rate	9	%(c)	31%		48%	52%	51%		40%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

68

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2015, offers fifty six investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Commencement
Fund	of Operations	Index
Agribusiness ETF	August 31, 2007	Market Vectors Global Agribusiness Index*
Coal ETF	January 10, 2008	Market Vectors® Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors® Global Junior Gold Miners Index*
Natural Resources ETF	August 29, 2008	RogersTM-Van Eck Natural Resources Index
Oil Services ETF	December 20, 2011	Market Vectors® US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors® Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	Market Vectors® Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	Market Vectors® Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	Market Vectors® Global Uranium & Nuclear Energy Index*
*	Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign
69

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid quarterly by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
70

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2015 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended June 30, 2015.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at June 30, 2015 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the exdividend date except that certain dividends from foreign securities are recognized upon notification of the exdividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is

71

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

0.35%. The Adviser has agreed, at least until May 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the period ended June 30, 2015, are as follows:

	Expense	Waiver of
Fund	Limitations	Management Fees
Agribusiness ETF	0.56%	$78,061
Coal ETF	0.59	35,062
Global Alternative Energy ETF	0.62	14,047
Gold Miners ETF	0.53	—
Junior Gold Miners ETF	0.56	—
Natural Resources ETF	0.49	120,555
Oil Services ETF	0.35	216,112
Rare Earth / Strategic Metals ETF	0.57	64,937
Solar Energy ETF	0.65	41,158
Steel ETF	0.55	37,038
Unconventional Oil & Gas ETF	0.54	41,502
Uranium+Nuclear Energy ETF	0.60	52,027

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ “Distributor”. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Agribusiness ETF	$277,754,862	$133,250,475
Coal ETF	10,345,866	9,323,662
Global Alternative Energy ETF	11,681,650	11,290,062
Gold Miners ETF	898,895,144	895,385,132
Junior Gold Miners ETF	441,733,570	441,522,357
Natural Resources ETF	3,036,329	1,687,412
Oil Services ETF	129,601,850	67,461,587
Rare Earth / Strategic Metals ETF	14,113,654	13,697,146
Solar Energy ETF	4,845,707	5,187,093
Steel ETF	4,506,283	2,823,686
Unconventional Oil & Gas ETF	8,704,513	7,971,220
Uranium+Nuclear Energy ETF	5,959,607	5,371,218
72

Note 5—Income Taxes—As of June 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Agribusiness ETF	$1,598,300,151	$203,051,444	$(230,110,731)	$(27,059,287)
Coal ETF	173,082,115	204,050	(92,676,292)	(92,472,242)
Global Alternative Energy ETF	101,224,675	18,184,544	(14,731,733)	3,452,811
Gold Miners ETF	9,204,606,192	67,406,965	(3,166,675,041)	(3,099,268,076)
Junior Gold Miners ETF	1,935,347,334	93,793,585	(428,789,561)	(334,995,976)
Natural Resources ETF	106,173,584	9,508,540	(23,311,433)	(13,802,893)
Oil Services ETF	1,764,903,915	363,804	(490,469,437)	(490,105,633)
Rare Earth / Strategic Metals ETF	115,750,997	3,096,725	(58,792,398)	(55,695,673)
Solar Energy ETF	29,822,548	3,114,833	(3,439,213)	(324,380)
Steel ETF	163,641,590	238,000	(66,500,502)	(66,262,502)
Unconventional Oil & Gas ETF	95,114,553	94,991	(22,808,936)	(22,713,945)
Uranium+Nuclear Energy ETF	54,484,186	3,257,137	(3,254,469)	2,668

The tax character of dividends paid to shareholders during the year ended December 31, 2014 was as follows:

2014 Dividends and Distributions
Fund	Ordinary Income
Agribusiness ETF	$46,504,400
Coal ETF	2,946,300
Global Alternative Energy ETF	173,263
Gold Miners ETF	37,389,302
Junior Gold Miners ETF	11,291,865
Natural Resources ETF	2,170,050
Oil Services ETF	25,702,038
Rare Earth/Strategic Metals ETF	878,135
Solar Energy ETF	135,000
Steel ETF	2,549,800
Unconventional Oil & Gas ETF	744,600
Uranium+Nuclear Energy ETF	1,676,073

The tax character of current year distributions will be determined at the end of the current fiscal year.

Net qualified late year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds intend to defer to January 1, 2015 for federal tax purpose qualified late year losses as follows:

	Late Year	Post-October
Fund	Ordinary Losses	Capital Losses
Coal ETF	$6,658	$7,816,083
Global Alternative Energy ETF	5,193	1,005,802
Gold Miners ETF	—	1,125,490,121
Junior Gold Miners ETF	—	1,081,348,955
Natural Resources ETF	—	1,047,481
Oil Services ETF	—	1
Rare Earth/Strategic Metals ETF	—	10,219,396
Solar Energy ETF	944	—
Steel ETF	—	2,094,779
Unconventional Oil & Gas ETF	—	1,735,127
Uranium+Nuclear Energy ETF	—	21,630
73

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

At December 31, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective No Expiration Short-Term	Post-Effective No Expiration Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Agribusiness ETF	$165,912,086	$305,699,595	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	17,871,173	169,696,688	18,822,843	155,793,705	17,994,621	—
Global Alternative Energy ETF	2,121,474	69,914,379	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	716,586,517	3,400,847,595	1,784,160	388,612,074	63,268,444	—
Junior Gold Miners ETF	466,742,408	1,605,212,312	—	—	—	—
Natural Resources ETF	1,963,044	9,896,740	540,880	1,722,348	24,629	—
Oil Services ETF	—	506,952	—	—	—	—
Rare Earth/Strategic Metals ETF	33,095,950	104,327,367	—	—	—	—
Solar Energy ETF	4,798,928	26,358,510	8,586,525	19,016,483	800,768	—
Steel ETF	2,265,815	63,329,169	21,020,656	79,176,906	10,643,838	—
Unconventional Oil & Gas ETF	789,358	527,347	—	—	—	—
Uranium+Nuclear Energy ETF	13,602,601	66,781,181	41,593,262	49,042,636	11,040,582	500,169

During the year ended December 31, 2014, Oil Services ETF utilized $261,259 of its accumulated capital loss carryforwards.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of June 30, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2015 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$64,470,645	$150,193,618
Coal ETF	12,104,777	22,020,455
Global Alternative Energy ETF	6,263,181	5,869,311
Gold Miners ETF	1,988,255,039	1,053,761,823
Junior Gold Miners ETF	226,973,706	196,955,974
Natural Resources ETF	6,745,165	3,436,977
Oil Services ETF	3,654,061,988	3,436,475,567
Rare Earth / Strategic Metals ETF	—	1,074,849
Solar Energy ETF	—	—
Steel ETF	25,872,065	8,445,791
Unconventional Oil & Gas ETF	9,963,758	2,092,940
Uranium+Nuclear Energy ETF	—	9,859,286

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

74

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At June 30, 2015, the Adviser owned 2,500 shares of Gold Miners ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Share Split—On January 27, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. The split took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to January 27, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

75

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2015
Agribusiness ETF	152	$4,058,012	1.52%	$—
Coal ETF	29	256,433	1.53	103,837
Global Alternative Energy ETF	8	368,301	1.53	—
Gold Miners ETF	152	5,897,338	1.52	—
Junior Gold Miners ETF	130	7,719,005	1.52	2,311,705
Natural Resources ETF	140	361,323	1.52	553,146
Oil Services ETF	134	1,908,865	1.52	—
Rare Earth / Strategic Metals ETF	78	211,043	1.53	—
Solar Energy ETF	25	188,799	1.52	—
Steel ETF	59	147,187	1.52	—
Unconventional Oil & Gas ETF	63	210,390	1.52	157,129
Uranium+Nuclear Energy ETF	94	131,271	1.52	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2015, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

76

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2015 (unaudited)

At a meeting held on June 9, 2015 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC A-Share ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to Market Vectors ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 15, 2015. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the Market Vectors ChinaAMC A-Share ETF generally invests in a different group of issuers than the funds in its designated peer group. They had also considered the fact that Market Vectors ChinaAMC SME-ChiNext ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Lipper was based on estimated amounts for the Fund and the performance comparisons provided by Lipper covered approximately a seven month period (July 23, 2014 (the date operations commenced for the Market Vectors ChinaAMC SME-ChiNext ETF) through February 28, 2015). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Lipper. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser and the Sub-Adviser (with respect to the China Funds) at the Renewal Meeting and with the Adviser at the May 15, 2015 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds). The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect to the China Funds) provide under, the Agreements, including, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees

77

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2015 (unaudited) (continued)

also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser and the Sub-Adviser (with respect to the China Funds) have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Agribusiness ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Steel ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds, including any benefits it may receive from serving as administrator to the Funds and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes (e.g., precious metals and emerging markets) in which certain of the Operating Funds invest, potential variability in net assets of these Funds and the sustainability of any potential economies of scale which may exist where fees were set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the Market Vectors ChinaAMC A-Share ETF during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of Market Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Israel ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Nigeria

78

ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 15, 2015 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

79

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

666 Third Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVHASAR

SEMI-ANNUAL REPORT J u n e 3 0 , 2 0 1 5 ( u n a u d i t e d )

MARKET VECTORS COUNTRY/REGIONAL ETFs

888.MKT.VCTR marketvectorsetfs.com

The information contained in this shareholder letter represents the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2015, and are subject to change.

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

Dear Shareholder:

The Chinese equity market performed well in the first half, but fell hard in the last full week of June. Large caps declined 20% from their peak on June 12 and the Shenzhen market dropped 25%.1 We suggest that investors focus on valuations which had gotten stretched before the correction.

Such news, however, should not distract from the fundamentals. The Renminbi (RMB) has been stable over the past six months. In our view, interest rates in general are on a multi-year decline, real interest rates in China are currently among the highest in the world. China’s economic growth may be on the decline, but the economy is still growing, albeit more slowly. Its manufacturing sectors may be under pressure, but with services comprising the largest part of the country’s economy and unemployment remaining low, we believe its economy can handle negative shocks.2

Also, China’s policymakers continue to be focused on their reform agenda, which involves internationalization of the RMB, reforming the financial sector, and addressing the risks of a credit bubble.

China continues to be an important area of focus for us, as we believe there is still large, untapped potential to be found in the second largest economy in the world. As Jack Ma, founder of Chinese e-commerce company Alibaba, stated in May, China has now become the number one consumer market in the world. It became the number one consumer of metals several years ago (iron ore and copper in 2004). It appears that sooner or later—unless the China Securities Regulatory Commission stops IPOs again—China could become the world’s largest equity market as well.

Total Listed Market Capitalization (US$ Trillion)

Source: World Federation of Exchanges. Data as of 6/30/2015

As an industry leader in offering single-country and region-specific equity ETFs, we currently offer two China-focused ETFs: Market Vectors ChinaAMC A-Share ETF (NYSE Arca: PEK) and Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT). We believe both of these funds provide investors with liquid, transparent access to this unique market.

Elsewhere around the globe, when performance varies so widely between countries and regions, it is all the more important to be able to select your focus. Our Market Vectors country and regional ETFs give you the flexibility to do just that, and we at Van Eck Global also continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Please stay in touch with us through our website (http://www.vaneck.com/market-vectors) on which we offer videos and email subscriptions, all of which are designed to keep you up to date with your investment in Market Vectors ETFs.

1

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

On the following pages, you will find the performance record of each of the funds for the six-month period ending June 30, 2015. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

July 24, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	Source: Market data are from Bloomberg as of June 26, 2015. The China large-cap market is measured by the CSI 300 Index
[2]	Source: The World Bank
2

Management Discussion (unaudited)

The performance of funds in the Market Vectors Country/Regional ETFs was predominantly negative during the six-month period. Six funds, out of a total of 14 that traded for the entire period under review, posted positive total returns. The top two performing funds, each with a China focus, were Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) (+69.20%) and Market Vectors ChinaAMC A-Share ETF (NYSE Arca: PEK) (+26.10%). Eight funds reported negative performance over the period; the two bottom performing funds were the Market Vectors Indonesia Small-Cap ETF (NYSE Arca: IDXJ) (-22.68%) and Market Vectors Brazil Small-Cap ETF (NYSE Arca: BRF) (-22.09%).

January 1 through June 30, 2015

Market Vectors Country/Regional ETFs Total Return

Source: Van Eck Global. Returns based on each Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The energy sector was the greatest detractor from performance for the six-month period. In addition to energy, the telecommunications services, materials, and consumer staples sectors were also significant detractors from performance. The consumer discretionary and financial sectors both provided small positive contributions to overall performance. While both mid- and small-cap companies detracted from performance, large-caps companies actually made a positive contribution. Geographically, South Africa was the most significant positive contributor to total return, and Egypt detracted the most from performance.

Brazil

The first half of 2015 was a challenging period for Brazil. The country continued to be plagued with the corruption scandal in its largest company, Petróleo Brasilero SA (Petrobras), the state-owned oil corporation (sold by the Fund by period end).1 Perhaps partially in response, April’s approval ratings for President Dilma Rousseff dropped to 9%, their lowest ever for a Brazilian president, and protesters took to the streets of Brazil’s largest cities demanding an end to corruption and her impeachment.2 Gross Domestic Product (GDP) declined

3

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

0.2% in the first quarter of 2015 (better than the expected decline of 0.5%). Household spending decreased by 1.5% and government expenditures went down by 1.3%.3 On June 24, the country’s central bank forecast that GDP would contract by 1.1% in 2015 and inflation would rise to 9%.4 No sector contributed positively to return over the six-month period. The consumer discretionary and industrial sectors were the two greatest detractors from performance.

China

During the first half of 2015, the Chinese government continued its efforts to support the economy through accommodative monetary policy, including four separate interest rate cuts. In addition, policymakers pushed through numerous reforms intended to improve the function of the financial sector, address concerns of a credit bubble, and deal with the increasing levels of debt held by local governments. The A-share equity market grew significantly during the period, spurred by mainland retail investors who began to take highly leveraged positions as they were confident in the government’s ability to sustain market growth. However, the equity rally began to sputter in mid-June after reaching its peak on June 12th, largely driven by investors’ concern that regulators would soon tighten requirements for margin investing.

While the Market Vectors ChinaAMC A-Share ETF began direct investment in the A-share constituents of the CSI 300 Index* on January 8, 2014, thereby eliminating the majority of its exposure previously achieved through swap contracts, some contracts remained outstanding as of June 30, 2015. These are presented in the Fund’s Schedule of Investments. All sectors contributed positively to performance during the period under review. Companies in the consumer discretionary and industrial sectors contributed the most to performance. However, while still positive, the telecommunications services and energy sectors contributed the least.

Market Vectors ChinaAMC SME-ChiNext ETF traded for the full six-month period. The vast majority of returns came from companies in the information technology sector, followed by both the industrial and consumer discretionary sectors. However, while still positive, the energy and financial sectors contributed the least to performance.

Egypt

Having grown 5.6% over the first half (July through December 2014) of its current fiscal year, the World Bank expects Egypt’s economy to grow by 4.3% in the full fiscal year to June 30, 2015.5 Government efforts to control inflation, reduce unemployment and improve the country’s investment environment have all contributed to Egypt’s strengthening economy.6 In addition, the country has received considerable support in the form of petroleum products, loans, and grants from its Arab allies in the Gulf.7 Despite this, however, based on Ministry of Planning data, GDP growth in the first quarter of the year was only 3%, considerably slower than in the third and fourth quarter of 20148 and the fund suffered accordingly. The industrial sector contributed a small positive return. Every other sector detracted from performance. The financial and telecommunications services sectors were the greatest detractors from performance. Large-cap companies, despite their lower average weighting, made a positive contribution to return. Mid- and small-cap companies, both with their significant average weightings, detracted nearly equally from performance.

Gulf States

Despite the precipitous drop in the price of crude oil since the end of 2014 and the Gulf Cooperation Council (GCC) members’ varying reliances on oil revenues, the fund still ended the six-month period posting a positive total return. According to one estimate from the National Bank of Abu Dhabi, “countries in the GCC...region, including the UAE and Saudi Arabia, stand to lose $240 billion in hard-earned assets in 2015 if oil prices remain at low levels, or average at $55 per barrel.”9 Even so, however, according to Qatar National Bank, the GCC economy is still expected to grow 3.4% in 2015, despite lower oil prices. Not only did most member countries bolster reserves when the oil price was high, but also, for a number, growth is not tied to the hydrocarbon sector.10 Geographically, the United Arab Emirates, with the greatest average country weighting, contributed most significantly to performance. Kuwait, with the third greatest average country weighting, was the greatest detractor from performance. Financial stocks were the greatest contributors, with energy stocks providing the only other significant positive contribution. Mid-cap stocks contributed the most to performance, while large-cap stocks contributed the least.

4

India

India’s economy grew 7.5% in the first quarter of 2015, suggesting that India was becoming the fastest growing major economy in the world.11 However, speculation remains about the way that India calculates GDP: for example, the data for factory output and export figures appears to be inconsistent with other indicators.12 On June 2, for the third time in 2015, the Reserve Bank of India cut interest rates in an attempt to boost the country’s economic growth.13 Possibly as a result, there was a modest increase in IPOs and an increase in domestic investors, an outcome which some observers saw as indicating the possibility of a ‘domestic liquidity “supercycle”’ to come.14 The health care sector was the greatest contributor to performance. The financial and utilities sectors were the greatest detractors from performance.

Indonesia

Under the new leadership of President Joko Widodo, colloquially known as Jokowi, Indonesia saw both exports and government spending decline through the first quarter of 2015. Despite Jokowi’s promise to boost investment, increase infrastructure spending and, by 2017, expand the economy by 7%, GDP during the quarter contracted 0.18% over the previous quarter. Year-on-year growth of 4.71% in the first quarter of 2015 was the slowest since the third quarter of 2009. According to the country’s finance minister, by April 27 only seven trillion rupiah ($531 million) had been spent on infrastructure, out of a goal for the year of 290 trillion rupiah ($22 billion).15 For medium- and large-cap names, the focus of the Indonesia ETF, all sectors detracted from performance, with financial stocks detracting the most, and industrial stocks the least. Similarly, among small-cap stocks, the focus of the Indonesia Small-Cap ETF, not one sector contributed positively to performance. The financial and energy sectors were by far the worst performing sectors, with the materials sector detracting the least from performance.

Israel

In early December 2014, when Israel’s prime minister, Benjamin Netanyahu decided to hold early elections in March 2015, the decision was seen by many as more of a hindrance than a help in efforts to revive the country’s slowing economy.16 However, by the end of June 2015, nearly seven months later and more than three months after Mr. Netanyahu and his Likud party won a signal victory17 in the parliamentary elections on March 17, the Israeli equity market was riding high, having risen 13.5%18 in the previous six months. Over the period under review, health care and financial stocks, constituting the two sectors with the first and third highest average weightings, were the fund’s most significant contributors to performance. The telecommunications services sector was the only detractor from performance. While large-cap stocks were the greatest contributors to performance, small-cap stocks contributed the least.

Poland

In May, in an unexpected turn of events, conservative candidate, Andrzej Duda won the presidential election against the incumbent president Bronislaw Komorowski.19 President Duda became leader as the country’s economy started to pick up: GDP grew 1% in the first quarter and inflation rose to -1.1% in April from the March rate of -1.5%.20 The energy and consumer staples sectors were the most significant positive contributors to performance over the six-month period, with the financial sector detracting the most from performance. While large-cap companies contributed positively to performance, both mid- and small-cap companies detracted from performance.

Russia

Over the first six months of 2015, Russia’s economy continued to suffer both from the imposition of sanctions stemming from its involvement in Ukraine and falling energy prices. Year-on-year, the economy contracted by 1.9% in the first quarter21 and inflation rose to 17%.22 However, by the end of May, the ruble had bounced back to its mid-November 2014 level.23 By the end of the period under review the Russian stock market index had risen over 19.7%.24

5

MARKET VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

All sectors, except three, contributed positive returns to the large-cap fund, the Russia ETF, with energy serving as the best performing sector. The three sectors that detracted from performance, health care, consumer discretionary and information technology, did so only minimally. In the small-cap fund, the Russia Small-Cap ETF, companies in the utilities sector, closely followed by those in the materials sector, contributed most to performance. As with the large-cap fund, the health care and consumer discretionary sectors both detracted from performance, but so did companies in the consumer staples sector.

Vietnam

In the first four months of 2015, Vietnam experienced a trade deficit of U.S. $2 billion.25 On May 7, for the second time in 2015, the country devalued the dong in an attempt to incentivize exports and minimize the demand for imports.26 In addition, the government remained intent upon diversifying export markets by signing trade agreements, increasing domestic production, and developing substitute industries for imported products.27 With an average weighting of approximately 51%, small-cap companies were by far the greatest detractors from performance. Large-cap companies actually performed positively over the six-month period. While the financial sector contributed positively to total return, all other sectors detracted from performance, with the energy sector representing the worst performing sector.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

*	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.
[1]	Wall Street Journal: Brazil’s Economic Downturn, Corruption Scandals Shake Leader: http://www.wsj.com/articles/brazils-economic-downturn-corruption-scandals-shake-leader-1432261803
[2]	Bloomberg: The Betrayal of Brazil, http://www.bloomberg.com/news/features/2015-05-08/brazil-s-massive-corruption-scandal-has-bitterness-replacing-hope
[3]	Forbes: Brazil Economy Hitting the Trough, http://www.forbes.com/sites/kenrapoza/2015/05/29/brazil-economy-hitting-the-trough/
[4]	The Wall Street Journal: Brazilian Inflation and Growth Get Worse, http://www.wsj.com/articles/brazil-central-bank-raises-2015-inflation-forecast-1435146798
[5]	AMEinfo: Egypt’s economy set to grow by 4.3 per cent in current fiscal year, http://ameinfo.com/finance-and-economy/economy/economic-analysis/egypts-economy-set-to-grow-by-4-3-per-cent-in-current-fiscal-year/
[6]	Ibid.
[7]	Reuters: UPDATE 3-Egypt draft 2015/2016 budget projects 9.9 pct deficit, 5 pct growth, http://www.reuters.com/article/2015/06/18/egypt-budget-idUSL5N0Z43YZ20150618
[8]	The Wall Street Journal: Egyptian Stocks Tumble as Concerns Over Economy Weigh on Sentiment, http://blogs.wsj.com/frontiers/2015/07/06/egyptian-stocks-tumble-as-concerns-over-economy-weigh-on-sentiment/
[9]	Gulf News: Oil slump to cost GCC $240 billion in assets, http://gulfnews.com/business/economy/oil-slump-to-cost-gcc-240-billion-in-assets-1.1535601
[10]	ConstructionWeekOnline.com: Non-hydrocarbon sector still buffers GCC economy, http://www.constructionweekonline.com/article-33614-non-hydrocarbon-sector-still-buffers-gcc-economy/
[11]	BBC: India’s economy surges by 7.5% in first quarter, http://www.bbc.com/news/business-32928138
[12]	Reuters: Data shows Indian growth outstrips China’s but economists doubtful, http://www.reuters.com/article/2015/05/30/india-economy-gdp-idUSKBN0OE1ES20150530
[13]	BBC: India cuts interest rates for a third time this year, http://www.bbc.com/news/business-32970489
[14]	The Financial Times: Domestic investors board India equity run, http://www.ft.com/intl/cms/s/0/f0405078-09c5-11e5-b6bd-00144feabdc0.html#axzz3dWQog9zN
[15]	Bloomberg Business: Indonesian Economy Shrinks a Second Quarter; Rupiah Declines, http://www.bloomberg.com/news/articles/2015-05-05/indonesian-economy-shrinks-raising-risk-for-widodo-growth-goal
[16]	Chicago Tribune/Bloomberg News: Early Israeli election to hurt economy already slowed by war, http://www.chicagotribune.com/sns-wp-blm-news-bc-israel-econ02-20141202-story.html
[17]	The Washington Post: Now comes the hard part for Netanyahu, http://www.washingtonpost.com/world/netanyahu-sweeps-to-victory-in-israeli-election/2015/03/18/af4e50ca-ccf2-11e4-8730-4f473416e759_story.html
[18]	Bloomberg: TA-25 Index – Total Return in Israeli Shekels
[19]	The Financial Times: Andrzej Duda, accidental president, http://www.ft.com/intl/cms/s/0/06130322-047c-11e5-95ad-00144feabdc0.html#axzz3dpMr2CmH
[20]	Central Bank News: Poland says improving growth to limit risk of low inflation, http://www.centralbanknews.info/2015/06/poland-says-improving-growth-to-limit.html
[21]	The New York Times: Russian Economy Shrinks 1.9% in First Quarter, http://www.nytimes.com/2015/05/16/business/international/russian-economy-shrinks-1-9-in-first-quarter.html?_r=0
6

[22]	Forbes: A Russian Crisis With No End in Sight, Thanks to Low Oil Prices and Sanctions, http://www.forbes.com/sites/paulroderickgregory/2015/05/14/a-russian-crisis-with-no-end-in-sight-thanks-to-low-oil-prices-and-sanctions/3/
[23]	Brookings: The ruble currency storm is over, but is the Russian economy ready for the next one?, http://www.brookings.edu/blogs/up-front/posts/2015/05/18-russian-economy-aleksashenko
[24]	Bloomberg: INDEXCF Index, Total Return in Russian Rubles
[25]	Tuoi Tre News: Vietnam economic growth prospect in 2015 bright, but unsustainable: report, http://tuoitrenews.vn/business/28225/vietnam-economic-growth-prospect-in-2015-bright-but-unsustainable-report
[26]	Reuters: UPDATE 2- Vietnam devalues dong to support exports after posting trade deficit, http://www.reuters.com/article/2015/05/07/vietnam-economy-dong-idUSL4N0XY1AF20150507
[27]	Viet Nam News: Trade deficit reaches $3 billion, http://vietnamnews.vn/economy/271103/trade-deficit-reaches-3-billion.html
7

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVAFKTR[2]
Six Months	(6.09)%	(6.15)%	(6.14)%
One Year	(23.98)%	(23.30)%	(22.26)%
Five Year	0.29%	0.34%	1.32%
Life* (annualized)	(4.89)%	(4.76)%	(3.46)%
LIfe* (cumulative)	(29.49)%	(28.82)%	(21.75)%
* since 7/10/2008
Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.78% / Net Expense Ratio 0.78%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Market Vectors® GDP Africa Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]
Six Months	(21.59)%	(22.09)%	(21.72)%
One Year	(43.78)%	(43.85)%	(43.43)%
Five Year	(13.11)%	(13.20)%	(12.43)%
Life* (annualized)	(2.04)%	(2.02)%	(1.36)%
LIfe* (cumulative)	(11.89)%	(11.78)%	(8.03)%
* since 5/12/2009

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.70% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors® Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]
Six Months	25.27%	26.10%	27.60%
One Year	105.31%	105.96%	111.17%
Life* (annualized)	8.71%	8.99%	11.06%
LIfe* (cumulative)	48.21%	50.03%	63.93%
* since 10/13/2010
As of January 7, 2014, Market Vectors China ETF’s name changed to Market Vectors ChinaAMC A-Share ETF.

Commencement date for the Market Vectors ChinaAMC A-Share ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.03% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors ChinaAMC A-Share ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

10

MARKET VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	SZ399611[2]
Six Months	64.73%	69.20%	73.99%
LIfe* (cumulative)	92.30%	96.07%	103.54%
* since 7/23/2014

Commencement date for the Market Vectors ChinaAMC SME-ChiNext ETF was 7/23/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/23/14) to the first day of secondary market trading in shares of the Fund (7/24/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.82% / Net Expense Ratio 0.78%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

The SME-ChiNext 100 Index (the “Index”) is the exclusive property of the Shenzhen Securities Information Co., Ltd (the “Index Provider”), which is a subsidiary of the Shenzhen Stock Exchange. The Index Provider does not sponsor, endorse, or promote Market Vectors ChinaAMC SME-ChiNext ETF (the “Fund”) and bears no liability with respect to the Fund or any security.

11

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
Six Months	(17.17)%	(18.42)%	(18.27)%
One Year	(25.04)%	(24.27)%	(22.39)%
Five Year	(3.93)%	(3.10)%	(3.23)%
Life* (annualized)	(6.48)%	(6.29)%	(6.22)%
LIfe* (cumulative)	(30.20)%	(29.43)%	(29.16)%
* since 2/16/2010

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.03% / Net Expense Ratio 0.97%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors® Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

12

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVMESTR[2]
Six Months	3.22%	4.00%	3.64%
One Year	(4.77)%	(4.52)%	(2.97)%
Five Year	10.90%	11.35%	12.45%
Life* (annualized)	(3.41)%	(3.13)%	(2.32)%
LIfe* (cumulative)	(21.40)%	(19.81)%	(15.05)%
* since 7/22/2008

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.52%/ Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries

Market Vectors® GDP GCC Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
Six Months	(5.26)%	(3.86)%	(3.86)%
One Year	(17.22)%	(15.45)%	(15.02)%
Life* (annualized)	(11.40)%	(11.20)%	(10.84)%
LIfe* (cumulative)	(44.40)%	(43.79)%	(42.67)%
* since 8/24/2010

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.76%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors® India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]
Six Months	(12.76)%	(12.09)%	(11.87)%
One Year	(12.25)%	(12.20)%	(11.49)%
Five Year	(0.47)%	(0.46)%	0.05%
Life* (annualized)	17.43%	17.60%	18.53%
LIfe* (cumulative)	182.17%	184.75%	199.55%
* since 1/15/2009

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.68% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
Six Months	(21.86)%	(22.68)%	(23.00)%
One Year	(14.22)%	(16.12)%	(16.34)%
Life* (annualized)	(15.49)%	(15.71)%	(14.74)%
LIfe* (cumulative)	(42.41)%	(42.92)%	(40.72)%
* since 3/20/2012

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.14% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	BLSNTR[2]
Six Months	9.98%	9.40%	9.53%
One Year	6.04%	5.76%	6.20%
Life* (annualized)	14.99%	14.68%	15.32%
LIfe* (cumulative)	32.49%	31.76%	33.25%
* since 6/25/2013

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.82% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global IndexTM (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

17

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
Six Months	(2.27)%	(1.95)%	(2.26)%
One Year	(20.10)%	(20.45)%	(20.21)%
Five Year	0.88%	0.86%	1.11%
Life* (annualized)	(3.05)%	(3.06)%	(2.69)%
LIfe* (cumulative)	(15.92)%	(15.99)%	(14.14)%
* since 11/24/2009

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.99% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors® Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXTR[2]
Six Months	25.15%	18.97%	19.02%
One Year	(27.43)%	(28.90)%	(28.22)%
Five Year	(5.96)%	(6.36)%	(7.00)%
Life* (annualized)	(7.18)%	(7.37)%	(7.80)%
LIfe* (cumulative)	(45.66)%	(46.54)%	(48.54)%
* since 4/24/2007
Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.74% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
Six Months	13.10%	14.13%	13.25%
One Year	(34.41)%	(35.04)%	(34.75)%
Life* (annualized)	(23.55)%	(23.62)%	(23.77)%
LIfe* (cumulative)	(67.75)%	(67.87)%	(68.14)%
* since 4/13/2011

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.90% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

20

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

June 30, 2015 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]
Six Months	(3.02)%	(3.87)%	(3.43)%
One Year	(7.91)%	(9.98)%	(9.07)%
Five Year	(3.69)%	(4.11)%	(3.76)%
Life* (annualized)	(3.18)%	(3.63)%	(2.93)%
LIfe* (cumulative)	(17.34)%	(19.53)%	(16.07)%
* since 8/11/2009

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.64%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors® Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

21

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2015-
	January 1, 2015	June 30, 2015	During Period	June 30, 2015
Africa Index ETF
Actual	$1,000.00	$938.50	0.78%	$3.75
Hypothetical**	$1,000.00	$1,020.93	0.78%	$3.91
Brazil Small-Cap ETF
Actual	$1,000.00	$779.10	0.60%	$2.65
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
ChinaAMC A-Share ETF
Actual	$1,000.00	$1,261.00	0.72%	$4.04
Hypothetical**	$1,000.00	$1,021.22	0.72%	$3.61
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$1,692.00	0.78%	$5.21
Hypothetical**	$1,000.00	$1,020.93	0.78%	$3.91
Egypt Index ETF
Actual	$1,000.00	$815.80	0.97%	$4.37
Hypothetical**	$1,000.00	$1,019.98	0.97%	$4.86
Gulf States ETF
Actual	$1,000.00	$1,040.00	1.00%	$5.06
Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
India Small-Cap Index ETF
Actual	$1,000.00	$961.40	0.76%	$3.70
Hypothetical**	$1,000.00	$1,021.03	0.76%	$3.81
Indonesia Index ETF
Actual	$1,000.00	$879.10	0.58%	$2.70
Hypothetical**	$1,000.00	$1,021.92	0.58%	$2.91
Indonesia Small-Cap ETF
Actual	$1,000.00	$773.20	0.62%	$2.73
Hypothetical**	$1,000.00	$1,021.72	0.62%	$3.11
Israel ETF
Actual	$1,000.00	$1,094.00	0.59%	$3.06
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Poland ETF
Actual	$1,000.00	$980.50	0.60%	$2.95
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
Russia ETF
Actual	$1,000.00	$1,189.70	0.62%	$3.37
Hypothetical**	$1,000.00	$1,021.72	0.62%	$3.11
Russia Small-Cap ETF
Actual	$1,000.00	$1,141.30	0.70%	$3.72
Hypothetical**	$1,000.00	$1,021.32	0.70%	$3.51
Vietnam ETF
Actual	$1,000.00	$961.30	0.64%	$3.11
Hypothetical**	$1,000.00	$1,021.62	0.64%	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2015) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
23

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.0%
Australia: 1.0%
96,660	Aquarius Platinum Ltd. (GBP) *	$10,413
5,159,904	Paladin Energy Ltd. * #	971,265
		981,678
Canada: 4.4%
730,949	Africa Oil Corp. * †	1,323,197
152,730	First Quantum Minerals Ltd.	1,997,742
238,113	IAMGOLD Corp. (USD) *	476,226
161,898	Semafo, Inc. *	435,722
		4,232,887
Egypt: 21.1%
1,077,478	Commercial International Bank Egypt SAE (GDR) # Reg S	7,936,249
1,084,879	Egyptian Financial Group-Hermes Holding SAE * #	1,935,241
1,816,847	Egyptian Kuwaiti Holding Co. (USD) #	1,122,837
562,030	Ezz Steel * #	623,345
1,550,962	Global Telecom Holding SAE (GDR) * # Reg S	2,678,243
7,442,587	Orascom Telecom Media and Technology Holding SAE * #	854,055
434,508	Sidi Kerir Petrochemicals Co. #	715,280
3,049,774	Talaat Moustafa Group #	3,533,696
1,009,164	Telecom Egypt	1,069,998
		20,468,944
France: 1.7%
27,407	Bourbon SA †	445,838
168,795	Etablissements Maurel et Prom * #	1,255,722
		1,701,560
Ireland: 1.3%
22,111,212	Kenmare Resources Plc (GBP) *	1,217,101
Kenya: 3.6%
20,902,400	Safaricom Ltd.	3,464,428
Malta: 0.2%
21,700	Brait SE * #	220,515
Morocco: 9.1%
84,320	Attijariwafa Bank #	3,036,166
85,181	Banque Centrale Populaire	1,969,736
55,763	Banque Marocaine du Commerce Exterieur	1,260,242
154,513	Douja Promotion Groupe Addoha SA #	451,753
193,483	Maroc Telecom	2,143,603
		8,861,500
Nigeria: 20.2%
54,143,034	First Bank Nigeria Holdings Plc #	2,156,795
44,392,823	Guaranty Trust Bank Plc #	6,026,337
478,244	Nestle Nigeria Plc #	2,053,955
5,501,573	Nigerian Breweries Plc #	4,129,346
45,767,989	United Bank for Africa Plc #	1,147,012
43,095,074	Zenith Bank Ltd. #	4,158,209
		19,671,654
Singapore: 1.1%
3,615,500	Golden Agri-Resources Ltd. #	1,101,177
Number
of Shares		Value

South Africa: 22.5%
3,965	Aeci Ltd.	$37,240
86,258	African Bank Investments Ltd. * # §	1,101
7,068	African Rainbow Minerals Ltd. #	48,184
4,917	Anglo American Platinum Ltd. * #	111,131
20,857	AngloGold Ashanti Ltd. (ADR) *	186,670
14,134	ArcelorMittal South Africa Ltd. * #	14,115
25,323	Aspen Pharmacare Holdings Ltd. #	750,606
25,103	Aveng Ltd. * #	11,941
21,163	AVI Ltd. #	142,065
21,505	Barclays Africa Group Ltd. #	324,042
11,368	Barloworld Ltd. #	90,422
20,724	Bidvest Group Ltd. #	525,605
3,850	Capitec Bank Holdings Ltd. † #	153,695
9,561	Clicks Group Ltd. #	70,876
21,629	Coronation Fund Managers Ltd. #	146,759
34,900	Discovery Ltd. #	363,300
10,788	Exxaro Resources Ltd. #	77,303
231,235	FirstRand Ltd. #	1,015,448
14,720	Foschini Group Ltd. #	192,870
38,856	Gold Fields Ltd. (ADR)	125,505
27,317	Harmony Gold Mining Co. Ltd. (ADR) *	36,605
39,593	Impala Platinum Holdings Ltd. * #	177,087
9,720	Imperial Holdings Ltd. #	148,356
18,348	Investec Ltd. #	165,454
39,887	Investec PCL (GBP) #	358,715
4,341	Kumba Iron Ore Ltd. † #	53,971
10,437	Liberty Holdings Ltd.	124,829
71,879	Life Healthcare Group Holdings Ltd. #	222,056
27,778	Lonmin Plc (GBP) * #	48,947
4,820	Massmart Holdings Ltd. #	59,443
30,274	Mediclinic International Ltd. #	255,085
83,491	MMI Holdings Ltd.	207,390
8,066	Mondi Ltd. #	177,218
16,257	Mr. Price Group Ltd. #	335,396
111,302	MTN Group Ltd. #	2,095,582
17,275	Murray & Roberts Holdings Ltd.	18,289
30,628	Nampak Ltd. † #	85,262
27,250	Naspers Ltd. #	4,247,357
9,798	Nedbank Group Ltd. #	195,018
75,065	Netcare Ltd. #	236,716
21,014	Northern Platinum Ltd. * #	69,697
22,464	Petra Diamonds Ltd. (GBP) * #	52,636
15,453	Pick n Pay Stores Ltd. #	73,188
10,694	Pioneer Foods Ltd.	162,995
35,513	PPC Ltd. † #	51,591
11,428	PSG Group Ltd. #	192,699
32,799	Remgro Ltd. #	690,949
17,041	Resilient Property Income Fund Ltd. #	135,356
7,983	Reunert Ltd.	43,606
50,360	RMB Holdings Ltd. #	275,652
56,532	RMI Holdings #	197,599
118,503	Sanlam Ltd. #	646,581
16,154	Sappi Ltd. *	57,428
37,157	Sasol Ltd. (ADR)	1,377,038
25,886	Shoprite Holdings Ltd. #	369,837
13,041	Sibanye Gold Ltd. (ADR)	84,114
11,811	Spar Group Ltd. #	184,550
82,103	Standard Bank Group Ltd. #	1,082,940
193,077	Steinhoff International Holdings Ltd. #	1,224,775

See Notes to Financial Statements

24

Number
of Shares		Value

South Africa: (continued)
3,718	Sun International Ltd. #	$33,847
20,314	Telkom SA SOC Ltd. * #	107,298
9,745	Tiger Brands Ltd. #	227,861
18,993	Truworths International Ltd. #	133,965
24,771	Vodacom Group Ltd. #	283,146
51,735	Woolworths Holdings Ltd. #	420,189
		21,817,191
United Kingdom: 11.9%
334,922	African Barrick Gold Ltd. #	1,589,501
1,189,538	African Minerals Ltd. * † # §	3,947
96,681	Anglo American Plc #	1,397,985
2,316,331	Cenatamin Plc #	2,252,460
370,986	Old Mutual Plc #	1,175,386
1,174,109	Ophir Energy Plc * #	2,092,752
13,555	Randgold Resources Ltd. (ADR)	907,507
398,932	Tullow Oil Plc #	2,133,972
		11,553,510
United States: 0.9%
80,993	Kosmos Energy Ltd. *	682,771
2,180	Royal Caribbean Cruises Ltd.	171,544
		854,315
Total Common Stocks (Cost: $98,515,764)		96,146,460
REAL ESTATE INVESTMENT TRUSTS: 1.0%
Nigeria: 0.0%
40,301	Afriland Properties Plc * # §	470
South Africa: 1.0%
115,228	Capital Property Fund #	135,999
176,229	Growthpoint Properties Ltd. #	383,976
16,777	Hyprop Investments Ltd.	167,248
273,310	Redefine Properties Ltd. #	229,796
		917,019
Total Real Estate Investment Trusts (Cost: $910,983)		917,489
MONEY MARKET FUND: 0.1% (Cost: $137,652)
137,652	Dreyfus Government Cash Management Fund	137,652
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $99,564,399)		97,201,601
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8% (Cost: $827,189)
Repurchase Agreement: 0.8%
$827,189	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $827,192; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $843,733 including accrued interest)	$827,189
Total Investments: 100.9% (Cost: $100,391,588)		98,028,790
Liabilities in excess of other assets: (0.9)%		(890,905)
NET ASSETS: 100.0%		$97,137,885

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $756,695.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $76,858,924 which represents 79.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $5,518 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

25

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	7.1%	$6,908,299
Consumer Staples	8.8	8,575,293
Energy	10.7	10,359,858
Financial	44.6	43,325,190
Health Care	1.5	1,464,463
Industrial	0.7	689,863
Materials	13.4	13,044,630
Telecommunication Services	13.1	12,696,353
Money Market Fund	0.1	137,652
	100.0%	$97,201,601

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$10,413	$971,265	$—	$981,678
Canada	4,232,887	—	—	4,232,887
Egypt	1,069,998	19,398,946	—	20,468,944
France	445,838	1,255,722	—	1,701,560
Ireland	1,217,101	—	—	1,217,101
Kenya	3,464,428	—	—	3,464,428
Malta	—	220,515	—	220,515
Morocco	5,373,581	3,487,919	—	8,861,500
Nigeria	—	19,671,654	—	19,671,654
Singapore	—	1,101,177	—	1,101,177
South Africa	2,461,709	19,354,381	1,101	21,817,191
United Kingdom	907,507	10,642,056	3,947	11,553,510
United States	854,315	—	—	854,315
Real Estate Investment Trusts
Nigeria	—	—	470	470
South Africa	167,248	749,771	—	917,019
Money Market Fund	137,652	—	—	137,652
Repurchase Agreement	—	827,189	—	827,189
Total	$20,342,677	$77,680,595	$5,518	$98,028,790

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $4,232,670 and transfers from Level 2 to Level 1 were $4,946,271. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

	Common Stocks		Real Estate Investment Trusts
	South Africa	United Kingdom	Nigeria
Balance as of December 31, 2014	$—	$—	$636
Realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)	(92,460)	(1,232,624)	(166)
Purchases	93,561	1,236,571	—
Sales	—	—	—
Transfers in and/or out of level 3	—	—	—
Balance as of June 30, 2015	$1,101	$3,947	$470

See Notes to Financial Statements

26

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 76.3%
Automobiles & Components: 2.6%
181,600	Mahle-Metal Leve SA Industria e Comercio	$1,249,957
224,450	Tupy SA	1,162,280
		2,412,237
Capital Goods: 1.9%
268,550	Iochpe Maxion SA	1,088,331
314,100	Mills Estruturas e Servicos de Engenharia SA *	681,926
		1,770,257
Commercial & Professional Services: 4.3%
52,097	Atento SA (USD) * †	749,155
213,050	Valid Solucoes SA	3,282,331
		4,031,486
Consumer Durables & Apparel: 14.4%
92,000	Arezzo Industria e Comercio SA	710,469
792,050	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,522,047
340,150	Direcional Engenharia SA	552,493
814,450	Even Construtora e Incorporadora SA	864,458
377,877	EZ Tec Empreendimentos e Participacoes SA	1,759,885
659,924	Gafisa SA (ADR) * †	1,009,684
411,450	Grendene SA	2,214,004
376,905	Helbor Empreendimentos SA	243,665
635,700	MRV Engenharia e Participacoes SA	1,596,866
2,340,544	PDG Realty SA Empreendimentos e Participacoes (BDR) *	278,538
3,345,250	PDG Realty SA Empreendimentos e Participacoes *	387,344
495,200	Restoque Comercio e Confeccoes de Roupas SA	1,036,876
77,750	Technos SA	149,043
237,750	Tecnisa SA	246,230
		13,571,602
Consumer Services: 4.2%
144,650	CVC Brasil Operadora e Agencia de Viagens SA	874,665
242,400	GAEC Educacao SA	1,695,732
179,350	International Meal Co Alimentacao SA *	547,435
177,200	Ser Educacional SA	819,574
		3,937,406
Energy: 0.6%
250,750	QGEP Participacoes SA	546,003
Financial: 0.3%
148,740	GP Investments Ltd. (BDR) *	332,489
Food & Staples Retailing: 0.2%
805,000	Brazil Pharma SA *	209,723
Food, Beverage & Tobacco: 7.3%
1,031,800	Marfrig Alimentos SA *	1,888,309
313,650	Minerva SA *	1,158,117
235,250	Sao Martinho SA	2,837,437
139,950	SLC Agricola SA	778,725
785,948	Vanguarda Agro SA *	219,927
		6,882,515
Number
of Shares		Value

Health Care Equipment & Services: 4.9%
235,900	Fleury SA	$1,389,254
927,350	Odontoprev SA	3,215,346
		4,604,600
Materials: 1.9%
3,504,030	Beadell Resources Ltd. (AUD) #	504,326
681,515	Magnesita Refratarios SA *	613,760
496,900	Paranapanema SA *	639,285
		1,757,371
Media: 3.5%
196,900	Smiles SA	3,336,870
Real Estate: 6.1%
214,950	Aliansce Shopping Centers SA	1,002,469
408,050	BR Properties SA	1,374,122
573,150	Brasil Brokers Participacoes SA	396,344
216,600	Iguatemi Empresa de Shopping Centers SA	1,713,098
594,450	JHSF Participacoes SA	357,538
194,472	LPS Brasil Consultoria de Imoveis SA	325,256
97,350	Sonae Sierra Brasil SA	590,218
		5,759,045
Retailing: 2.7%
424,950	Cia Hering SA	1,660,655
325,400	Magazine Luiza SA	369,452
140,000	Marisa Lojas SA	489,016
		2,519,123
Software & Services: 1.3%
81,650	Linx SA	1,274,739
Transportation: 11.7%
727,600	Cosan Logistica SA	545,273
817,079	EcoRodovias Infraestrutura e Logistica SA	2,036,719
446,931	Gol Linhas Aereas Inteligentes SA (ADR) * †	1,059,226
286,400	Julio Simoes Logistica SA	994,860
1,703,450	Prumo Logistica SA *	432,834
9,310,281	Rumo Logistica Operadora Multimodal SA *	3,803,048
421,050	Santos Brasil Participacoes SA	1,746,983
108,950	Tegma Gestao Logistica SA *	392,123
		11,011,066
Utilities: 8.4%
481,550	Alupar Investimento SA	2,575,722
220,250	Cia de Saneamento de Minas Gerais SA	971,222
651,800	EDP Energias do Brasil SA	2,412,987
365,600	Light SA	1,990,804
		7,950,735
Total Common Stocks (Cost: $106,629,044)		71,907,267
PREFERRED STOCKS: 20.5%
Banks: 1.8%
190,533	Banco ABC Brasil SA	717,004
140,350	Banco Daycoval SA	417,561
148,700	Banco Industrial e Comercial SA *	370,662
483,334	Banco Pan SA	244,069
		1,749,296

See Notes to Financial Statements

27

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

Capital Goods: 1.9%
1,545,600	Marcopolo SA	$1,153,322
649,250	Randon Implementos e Participacoes SA	672,408
		1,825,730
Consumer Durables & Apparel: 1.8%
636,955	Alpargatas SA	1,692,209
Financial: 1.9%
614,500	Banco do Estado do Rio Grande do Sul SA	1,761,022
Insurance: 4.9%
948,368	Sul America SA	4,627,301
Materials: 5.2%
856,800	Bradespar SA	2,899,082
973,200	Metalurgica Gerdau SA	1,993,916
		4,892,998
Utilities: 3.0%
52,000	Cia Energetica do Ceara	696,768
365,950	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA *	2,093,934
		2,790,702
Total Preferred Stocks (Cost: $24,744,487)		19,339,258
REAL ESTATE INVESTMENT TRUST: 3.0% (Cost: $2,905,815)
Real Estate: 3.0%
81,627	FII BTG Pactual Corporate Office Fund	2,806,576
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $134,279,346)		94,053,101
Principal
Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6% (Cost: $574,720)
Repurchase Agreement: 0.6%
$574,720	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $574,723; (collateralized by cash in the amount of $141 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $586,070 including accrued interest)	$574,720
Total Investments: 100.4% (Cost: $134,854,066)		94,627,821
Liabilities in excess of other assets: (0.4)%		(331,128)
NET ASSETS: 100.0%		$94,296,693

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $569,314.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $504,326 which represents 0.5% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	29.2%	$27,469,447
Consumer Staples	7.5	7,092,238
Energy	0.6	546,003
Financial	18.1	17,035,729
Health Care	4.9	4,604,600
Industrial	19.8	18,638,539
Information Technology	1.4	1,274,739
Materials	7.1	6,650,369
Utilities	11.4	10,741,437
	100.0%	$94,053,101

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$2,412,237	$—	$—	$2,412,237
Capital Goods	1,770,257	—	—	1,770,257
Commercial & Professional Services	4,031,486	—	—	4,031,486
Consumer Durables & Apparel	13,571,602	—	—	13,571,602
Consumer Services	3,937,406	—	—	3,937,406
Energy	546,003	—	—	546,003
Financial	332,489	—	—	332,489
Food & Staples Retailing	209,723	—	—	209,723
Food, Beverage & Tobacco	6,882,515	—	—	6,882,515
Health Care Equipment & Services	4,604,600	—	—	4,604,600
Materials	1,253,045	504,326	—	1,757,371
Media	3,336,870	—	—	3,336,870
Real Estate	5,759,045	—	—	5,759,045
Retailing	2,519,123	—	—	2,519,123
Software & Services	1,274,739	—	—	1,274,739
Transportation	11,011,066	—	—	11,011,066
Utilities	7,950,735	—	—	7,950,735
Preferred Stocks *	19,339,258	—	—	19,339,258
Real Estate Investment Trust *	2,806,576	—	—	2,806,576
Repurchase Agreement	—	574,720	—	574,720
Total	$93,548,775	$1,079,046	$—	$94,627,821

*	See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

29

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 97.5%
Automobiles & Components: 2.4%
116,900	Beiqi Foton Motor Co. Ltd.	$166,461
32,781	Byd Co. Ltd. #	292,302
158,157	Chongqing Changan Automobile Co. Ltd. #	538,557
57,000	FAW Car Co. Ltd. #	228,334
98,300	Fuyao Glass Industry Group Co. Ltd. #	226,266
29,357	Great Wall Motor Co. Ltd. # §	198,785
72,400	Huayu Automotive Systems Co. Ltd. #	248,868
231,839	SAIC Motor Corp. Ltd.	844,954
80,360	Wanxiang Qianchao Co. Ltd. #	283,082
41,632	Weifu High-Technology Group Co. Ltd.	208,059
		3,235,668
Banks: 17.0%
1,855,100	Agricultural Bank of China Ltd.	1,109,889
592,140	Bank of Beijing Co. Ltd.	1,271,941
1,625,300	Bank of China Ltd.	1,281,683
1,375,700	Bank of Communications Co. Ltd.	1,828,055
124,300	Bank of Nanjing Co. Ltd.	457,030
113,900	Bank of Ningbo Co. Ltd.	388,483
223,600	China CITIC Bank Corp. Ltd.	278,013
672,400	China Construction Bank Corp.	773,135
1,395,300	China Everbright Bank Co. Ltd.	1,206,065
1,156,871	China Merchants Bank Co. Ltd. #	3,486,611
1,955,624	China Minsheng Banking Corp. Ltd.	3,134,801
312,300	Huaxia Bank Co. Ltd.	766,019
1,701,100	Industrial & Commercial Bank of China Ltd.	1,448,445
801,391	Industrial Bank Co. Ltd.	2,229,317
401,348	Ping An Bank Co. Ltd.	941,074
784,655	Shanghai Pudong Development Bank Co. Ltd.	2,146,065
		22,746,626
Capital Goods: 13.5%
32,100	AVIC Aero-Engine Controls Co. Ltd.	171,656
93,000	AVIC Aircraft Co. Ltd.	653,595
16,500	AVIC Helicopter Co. Ltd. #	164,714
36,999	China Avic Electronics Co. Ltd.	208,414
89,300	China Baoan Group Co. Ltd. #	234,731
27,120	China CAMC Engineering Co. Ltd.	130,242
107,024	China Communications Construction Co. Ltd.	303,071
48,300	China CSSC Holdings Ltd.	401,137
191,500	China First Heavy Industries	373,982
193,600	China Gezhouba Group Co. Ltd. #	365,611
60,400	China International Marine Containers Group Co. Ltd.	314,614
138,300	China National Chemical Engineering Co. Ltd.	218,122
215,800	China Railway Construction Corp. Ltd.	543,937
479,123	China Railway Group Ltd. #	1,056,760
643,700	China Shipbuilding Industry Co. Ltd.	1,536,326
41,400	China Spacesat Co. Ltd.	380,284
1,051,491	China State Construction Engineering Corp. Ltd.	1,409,110
143,700	China XD Electric Co. Ltd.	237,530
642,530	CSR Corp. Ltd. #	1,903,707
84,000	Dongfang Electric Corp. Ltd. *	277,291
Number
of Shares		Value

Capital Goods: (continued)
72,300	Fangda Carbon New Material Co. Ltd. * #	$138,848
59,200	Han’s Laser Technology Co. Ltd. #	274,270
30,200	Jiangxi Hongdu Aviation Industry Corp. Ltd.	168,411
34,850	Luxshare Precision Industry Co. Ltd.	190,014
341,400	Metallurgical Corp of China Ltd.	398,052
102,105	NARI Technology Development Co. Ltd.	340,679
268,300	Power Construction Corp. of China Ltd. #	492,219
267,100	Sany Heavy Industry Co. Ltd.	417,384
124,971	Shanghai Construction Co. Ltd.	189,039
207,100	Shanghai Electric Group Co. Ltd. #	497,977
19,700	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. #	111,229
32,876	Shenzhen Inovance Technology Co. Ltd. #	254,419
32,100	Siasun Robot & Automation Co. Ltd.	399,943
61,800	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	281,174
181,862	TBEA Co. Ltd. #	434,029
84,900	Weichai Power Co. Ltd.	433,468
99,300	XCMG Construction Machinery Co. Ltd.	212,500
41,000	Xi’ An Aero-Engine Plc * #	351,037
124,651	Xiamen C & D, Inc. # §	342,451
107,700	Xinjiang Goldwind Science & Technology Co. Ltd. #	338,539
42,450	XJ Electric Co. Ltd.	172,237
93,150	Zhengzhou Yutong Bus Co. Ltd. #	308,370
308,100	Zoomlion Heavy Industry Science and Technology Co. Ltd.	402,950
		18,034,073
Commercial & Professional Services: 0.5%
30,100	Beijing Orient Landscape Co. Ltd. # §	175,500
37,500	Beijing Originwater Technology Co. Ltd.	295,053
94,728	BlueFocus Communication Group Co. Ltd. #	241,878
		712,431
Consumer Durables & Apparel: 3.8%
168,614	Gree Electric Appliances, Inc.	1,737,532
28,200	Guangdong Alpha Animation and Culture Co. Ltd. # §	157,707
94,500	Heilan Home Co. Ltd.	276,292
54,940	Hisense Electric Co. Ltd.	217,864
147,697	Midea Group Co. Ltd. #	889,768
106,700	Qingdao Haier Co. Ltd.	521,885
258,800	Sichuan Changhong Electric Co. Ltd. #	410,895
598,900	TCL Corp.	545,684
109,200	Youngor Group Co. Ltd. #	321,966
		5,079,593
Consumer Services: 0.8%
26,200	China International Travel Service Corp. Ltd. #	280,174
254,820	Shenzhen Overseas Chinese Town Co. Ltd. * #	532,474
46,901	Zhejiang Yasha Decoration Co. Ltd. # §	191,971
		1,004,619

See Notes to Financial Statements

30

Number
of Shares		Value

Diversified Financials: 1.7%
99,971	Everbright Securities Co. Ltd.	$434,481
86,200	Guoyuan Securities Co. Ltd. #	349,343
77,400	Orient Securities Co. Ltd.	357,231
181,000	Pacific Securities Co. Ltd. #	376,591
312,539	Shenwan Hongyuan Group Co. Ltd. * #	760,905
		2,278,551
Energy: 3.4%
128,300	China Coal Energy Co. Ltd. *	236,282
41,500	China Oilfield Services Ltd. #	186,884
736,700	China Petroleum & Chemical Corp.	838,752
138,735	China Shenhua Energy Co. Ltd. #	466,321
219,600	Guanghui Energy Co. Ltd. * #	368,997
36,900	Guizhou Panjiang Refined Coal Co. Ltd. # §	81,265
74,340	Jizhong Energy Resources Co. Ltd.	96,147
155,180	Offshore Oil Engineering Co. Ltd. #	416,717
340,500	PetroChina Co. Ltd.	622,136
140,107	Shaanxi Coal Industry Co. Ltd. #	184,690
83,880	Shanxi Lu’an Environmental Energy Development Co. Ltd.	130,805
110,400	Shanxi Xishan Coal & Electricity Power Co. Ltd. #	168,741
235,610	Wintime Energy Co. Ltd. #	261,032
84,300	Yang Quan Coal Industry Group Co. Ltd. #	139,222
35,850	Yantai Jereh Oilfield Services Group Co. Ltd. # §	221,203
27,000	Yanzhou Coal Mining Co. Ltd.	59,869
		4,479,063
Financial: 8.8%
156,993	AVIC Capital Co. Ltd. #	585,505
232,700	Changjiang Securities Co. Ltd. #	523,176
155,600	China Merchants Securities Co. Ltd. #	693,517
551,700	CITIC Securities Co. Ltd. #	2,391,095
288,500	Founder Securities Co. Ltd. * #	552,400
207,456	GF Securities Co. Ltd. #	756,597
82,600	Guoyuan Securities Co. Ltd.	505,910
567,340	Haitong Securities Co. Ltd. #	1,990,422
229,604	Huatai Securities Co. Ltd. #	854,508
291,560	Industrial Securities Co. Ltd. #	642,879
82,340	Northeast Securities Co. Ltd.	258,532
97,115	Sealand Securities Co. Ltd.	263,108
88,300	Shanxi Securities Co. Ltd.	257,595
127,200	Sinolink Securities Co. Ltd. #	500,562
94,600	SooChow Securities Co. Ltd. #	311,865
98,900	Southwest Securities Co. Ltd. #	313,549
78,408	Western Securities Co. Ltd.	358,722
		11,759,942
Food & Staples Retailing: 0.5%
23,012	Jointown Pharmaceutical Group Co. Ltd.	82,978
54,100	Shanghai Friendship Group, Inc. Co. #	181,283
59,500	Shenzhen Agricultural Products Co. Ltd.	195,743
142,528	Yonghui Superstores Co. Ltd. *	266,392
		726,396
Number
of Shares		Value

Food, Beverage & Tobacco: 4.4%
105,050	Beijing Dabeinong Technology Group Co. Ltd. #	$229,016
98,500	Beijing Yanjing Brewery Co. Ltd. #	165,077
35,840	Beingmate Baby & Child Food Co. Ltd. * #	112,003
43,125	Bright Dairy & Food Co. Ltd.	159,954
18,920	Foshan Haitian Flavouring & Food Co. Ltd.	97,453
109,200	Gansu Yasheng Industrial Group Co. Ltd. #	182,165
69,400	Henan Shuanghui Investment & Development Co. Ltd.	238,720
429,600	Inner Mongolia Yili Industrial Group Co. Ltd.	1,309,376
31,440	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	351,486
32,014	Kweichow Moutai Co. Ltd.	1,330,174
49,093	Luzhou Laojiao Co. Ltd. #	257,632
130,700	MeiHua Holdings Group Co. #	219,767
73,000	New Hope Liuhe Co. Ltd.	228,500
17,400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. * #	79,157
24,359	Tsingtao Brewery Co. Ltd. #	182,886
133,000	Wuliangye Yibin Co. Ltd.	679,906
		5,823,272
Health Care Equipment & Services: 0.9%
27,546	Aier Eye Hospital Group Co. Ltd.	143,305
15,778	Huadong Medicine Co. Ltd. # §	172,754
34,100	Lepu Medical Technology Beijing Co. Ltd. #	223,186
50,365	Searainbow Holding Corp. * #	397,144
67,400	Shanghai Pharmaceuticals Holding Co. Ltd.	242,057
		1,178,446
Household & Personal Products: 0.3%
20,400	By-health Co. Ltd.	129,223
37,678	Shanghai Jahwa United Co. Ltd.	263,703
		392,926
Insurance: 5.4%
116,767	China Life Insurance Co. Ltd.	589,767
220,348	China Pacific Insurance Group Co. Ltd. #	1,071,060
58,422	New China Life Insurance Co. Ltd.	575,270
379,850	Ping An Insurance Group Co. of China Ltd.	5,019,337
		7,255,434
Materials: 7.0%
337,100	Aluminum Corporation of China Ltd. *	507,199
129,300	Angang Steel Co. Ltd.	152,216
140,200	Anhui Conch Cement Co. Ltd. #	484,651
346,300	Baoshan Iron & Steel Co. Ltd. #	486,935
76,000	BBMG Corp.	146,460
100,270	Beijing Kangde Xin Composite Material Co. Ltd. #	494,773
82,700	China Hainan Rubber Industry Group Co. Ltd.	130,432
41,200	China Minmetals Rare Earth Co. Ltd. *	169,956
21,100	China Molybdenum Co. Ltd. *	42,057

See Notes to Financial Statements

31

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

Materials: (continued)
15,000	Hainan Mining Co. Ltd.	$44,098
310,900	Hebei Iron & Steel Co. Ltd. # §	371,470
152,750	Inner Mongolia Baotou Steel Rare-Earth Hi-Tech Co. Ltd.	446,845
45,060	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. # §	173,060
62,400	Inner Mongolia Yili Energy Co. Ltd. # §	131,842
684,800	Inner Mongolian Baotou Steel Union Co. Ltd.	573,151
58,200	Jiangxi Copper Co. Ltd. #	201,137
67,800	Jinduicheng Molybdenum Co. Ltd.	128,799
43,800	Kingenta Ecological Engineering Group Co. Ltd.	153,346
20,900	Luxin Venture Capital Group Co. Ltd.	126,324
301,000	Pangang Group Vanadium Titanium & Resources Co. Ltd. #	261,393
44,602	Qinghai Salt Lake Industry Co. Ltd. #	204,344
49,900	Shandong Gold Mining Co. Ltd. #	198,764
159,712	Shanxi Taigang Stainless Steel Co. Ltd. *	183,124
93,000	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd.	278,805
153,605	Sinopec Shanghai Petrochemical Co. Ltd.	265,793
97,200	Tongling Nonferrous Metals Group Co. Ltd. # §	138,447
75,733	Wanhua Chemical Group Co. Ltd.	295,311
133,601	Western Mining Co. Ltd. #	234,678
295,600	Wuhan Iron & Steel Co. Ltd.	335,118
30,360	Xiamen Tungsten Co. Ltd.	123,673
163,060	Xinxing Ductile Iron Pipes Co. Ltd. # §	282,041
70,100	Yunnan Chihong Zinc & Germanium Co. Ltd. #	165,025
52,800	Yunnan Copper Industry Co. Ltd. * # §	163,738
48,390	Yunnan Tin Co. Ltd. *	157,242
159,800	Zhejiang Longsheng Group Co. Ltd. #	364,652
103,100	Zhongjin Gold Corp. Ltd. #	213,987
664,600	Zijin Mining Group Co. Ltd. #	549,315
		9,380,201
Media: 2.1%
30,810	Beijing Enlight Media Co. Ltd.	123,717
86,410	BesTV New Media Co. Ltd.	586,378
50,400	China South Publishing & Media Group Co. Ltd.	186,206
38,600	Chinese Universe Publishing and Media Co. Ltd. #	149,134
68,900	CITIC Guoan Information Industry Co. Ltd. # §	256,191
88,500	Huawen Media Investment Group Corp. # §	235,503
61,000	Huayi Brothers Media Corp. #	375,588
52,900	Hunan TV & Broadcast Intermediary Co. Ltd. # §	314,695
53,500	Jiangsu Phoenix Publishing & Media Corp. Ltd. #	147,667
61,732	Jishi Media Co. Ltd.	150,522
9,000	Wasu Media Holding Co. Ltd. *	51,930
41,600	Zhe Jiang Daily Media Group Co. Ltd.	131,488
27,500	Zhejiang Huace Film & TV Co. Ltd. #	119,581
		2,828,600
Number
of Shares		Value

Pharmaceuticals, Biotechnology: 3.9%
19,200	Beijing SL Pharmaceutical Co. Ltd.	$175,404
48,100	Beijing Tongrentang Co. Ltd.	278,530
27,476	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	134,733
65,100	Guangxi Wuzhou Zhongheng Group Co. Ltd. #	241,391
37,361	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	207,621
20,400	Hualan Biological Engineering, Inc.	145,705
82,295	Jiangsu Hengrui Medicine Co. Ltd.	591,101
50,200	Jilin Aodong Medicine Industry Groups Co. Ltd.	272,008
215,758	Kangmei Pharmaceutical Co. Ltd.	616,899
36,700	Shandong Dong-E E-Jiao Co. Ltd. #	322,685
80,200	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	373,764
19,300	Shanghai RAAS Blood Products Co. Ltd.	203,676
16,800	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	92,050
22,039	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	101,691
25,226	Sichuan Kelun Pharmaceutical Co. Ltd.	162,885
45,436	Tasly Pharmaceutical Group Co. Ltd. #	364,535
55,626	Tonghua Dongbao Pharmaceutical Co. Ltd.	196,723
15,100	Xizang Haisco Pharmaceutical Group Co. Ltd.	65,747
36,500	Yunnan Baiyao Group Co. Ltd. * #	507,662
39,950	Zhejiang NHU Co. Ltd. # §	118,001
		5,172,811
Real Estate: 4.0%
74,400	China Fortune Land Development Co. Ltd. #	365,712
68,600	China Merchants Property Development Co. Ltd. # §	398,062
680,100	China Vanke Co. Ltd. * #	1,591,176
167,600	Financial Street Holdings Co. Ltd. #	381,362
157,390	Gemdale Corp. #	320,690
95,800	Oceanwide Real Estate Group Co. Ltd. #	225,893
451,604	Poly Real Estate Group Co. Ltd. #	830,015
106,900	RiseSun Real Estate Development Co. Ltd. #	215,506
30,600	Shanghai Chengtou Holding Co. Ltd. #	46,290
28,600	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. #	228,944
171,100	Xinhu Zhongbao Co. Ltd. #	212,672
191,000	Zhejiang China Commodities City Group Co. Ltd.	470,647
		5,286,969
Retailing: 1.1%
39,200	Haining China Leather Market Co. Ltd. #	124,203
85,800	Liaoning Cheng Da Co. Ltd. #	338,186
224,300	Pang Da Automobile Trade Co. Ltd. *	197,497
310,500	Suning Commerce Group Co. Ltd. #	765,085
		1,424,971

See Notes to Financial Statements

32

Number
of Shares		Value

Semiconductor: 0.5%
100,637	Sanan Optoelectronics Co. Ltd. #	$508,683
64,380	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	205,235
		713,918
Software & Services: 3.4%
38,800	Aisino Co. Ltd. #	405,134
59,420	Anhui USTC iFlytek Co. Ltd. #	334,034
8,700	Beijing Shiji Information Technology Co. Ltd. #	182,627
83,500	Beijing Ultrapower Software Co. Ltd. #	205,301
53,500	DHC Software Co. Ltd. #	248,096
83,300	East Money Information Co. Ltd. #	846,650
47,450	Glodon Software Co. Ltd.	179,057
33,000	Hundsun Technologies, Inc. #	595,529
1,600	Hundsun Technologies, Inc. #	28,841
64,900	Leshi Internet Information & Technology Corp. #	540,621
60,242	Neusoft Corp. #	210,945
19,400	People.cn Co. Ltd. #	163,097
34,269	Wangsu Science & Technology Co. Ltd. #	256,969
49,264	Yonyou Software Co. Ltd.	364,495
		4,561,396
Technology Hardware & Equipment: 2.8%
10,200	Beijing Xinwei Telecom Technology Group Co. Ltd. * #	72,090
59,700	Beijing Zhongke Sanhuan High-Tech Co. Ltd.	198,422
713,900	BOE Technology Group Co. Ltd. *	597,507
118,300	Dongxu Optoelectronic Technology Co. Ltd. #	186,454
53,500	GoerTek, Inc. #	309,558
55,900	Guangzhou Haige Communications Group, Inc. Co. #	289,942
85,584	Hangzhou Hikvision Digital Technology Co. Ltd.	618,314
14,700	Shenzhen Aisidi Co. Ltd. # §	49,103
43,360	Shenzhen O-film Tech Co. Ltd. *	235,924
124,600	Tsinghua Tongfang Co. Ltd.	421,763
15,400	Universal Scientific Industrial Shanghai Co. Ltd.	42,244
41,000	Zhejiang Dahua Technology Co. Ltd. #	211,207
137,800	ZTE Corp. #	528,792
		3,761,320
Telecommunication Services: 0.8%
594,478	China United Network Communications Ltd. *	702,713
78,000	Dr Peng Telecom & Media Group Co. Ltd. #	374,737
		1,077,450
Number
of Shares		Value

Transportation: 4.1%
187,200	Air China Ltd. # §	$484,715
223,700	China COSCO Holdings Co. Ltd. *	450,214
237,800	China Eastern Airlines Corp. Ltd. * #	472,011
222,600	China Shipping Container Lines Co. Ltd. *	341,026
246,100	China Southern Airlines Co. Ltd. #	577,436
416,781	Daqin Railway Co. Ltd.	943,655
237,700	Guangshen Railway Co. Ltd.	315,093
414,000	Hainan Airlines Co. Ltd. #	426,009
269,100	Ningbo Port Co. Ltd.	383,623
67,500	Shanghai International Airport Co. Ltd. #	344,812
178,700	Shanghai International Port Group Co. Ltd. #	228,041
8,800	Spring Airlines Co. Ltd. # §	178,938
61,300	Tianjin Port Co. Ltd. #	148,241
142,100	Yingkou Port Liability Co. Ltd. #	144,313
		5,438,127
Utilities: 4.4%
67,600	Beijing Capital Co. Ltd.	156,436
97,100	Beijing Jingneng Power Co. Ltd. #	139,840
125,600	Chengdu Xingrong Investment Co. Ltd.	193,838
369,300	China Yangtze Power Co. Ltd. # §	797,670
40,400	Chongqing Water Group Co. Ltd. #	70,112
219,500	Datang International Power Generation Co. Ltd.	282,472
688,800	GD Power Development Co. Ltd. #	772,653
31,400	Guangdong Golden Dragon Development, Inc. * #	177,226
149,100	Huadian Power International Corp. Ltd. #	266,891
294,600	Huaneng Power International, Inc.	666,544
150,000	Hubei Energy Group Co. Ltd. #	210,715
203,500	Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd.	268,445
248,400	SDIC Power Holdings Co. Ltd. # §	581,948
159,700	Shenergy Co. Ltd. #	257,527
83,200	Shenzhen Energy Group Co. Ltd.	165,702
154,200	Sichuan Chuantou Energy Co. Ltd. #	310,795
35,580	Sound Environmental Co. Ltd.	223,142
190,810	Zhejiang Zheneng Electric Power Co. Ltd.	305,247
		5,847,203
Total Common Stocks (Cost: $88,812,286)		130,200,006
Other assets less liabilities: 2.5%		3,388,261
NET ASSETS: 100.0%		$133,588,267

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $62,540,282 which represents 46.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $6,217,060 which represents 4.7% of net assets.

See Notes to Financial Statements

33

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

As of June 30, 2015, the Fund had an outstanding swap contract with the following terms:

Long Exposure
			Rate paid		% of
			by the	Termination	Net	Unrealized
Counterparty	Referenced Obligation	Notional Amount	Fund	Date	Assets	Appreciation
Credit Suisse Securities (Europe) Limited	CSI 300 Total Return Index (a)	$3,079,155	1.03%	07/15/15	0.1%	$78,520

(a) Segregated cash collateral for swap contracts is $896,779.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	10.4%	$13,573,451
Consumer Staples	5.3	6,942,594
Energy	3.4	4,479,063
Financial	37.9	49,327,522
Health Care	4.9	6,351,257
Industrial	18.6	24,184,631
Information Technology	7.0	9,036,634
Materials	7.2	9,380,201
Telecommunication Services	0.8	1,077,450
Utilities	4.5	5,847,203
	100.0%	$130,200,006

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$1,219,474	$2,016,194	$—	$3,235,668
Banks	19,260,015	3,486,611	—	22,746,626
Capital Goods	10,483,988	7,550,085	—	18,034,073
Commercial & Professional Services	295,053	417,378	—	712,431
Consumer Durables & Apparel	3,299,257	1,780,336	—	5,079,593
Consumer Services	—	1,004,619	—	1,004,619
Diversified Financials	791,712	1,486,839	—	2,278,551
Energy	1,983,991	2,495,072	—	4,479,063
Financial	1,643,867	10,116,075	—	11,759,942
Food & Staples Retailing	545,113	181,283	—	726,396
Food, Beverage & Tobacco	4,044,083	1,779,189	—	5,823,272
Health Care Equipment & Services	385,362	793,084	—	1,178,446
Household & Personal Products	392,926	—	—	392,926
Insurance	6,184,374	1,071,060	—	7,255,434
Materials	4,259,949	5,120,252	—	9,380,201
Media	1,230,241	1,598,359	—	2,828,600
Pharmaceuticals, Biotechnology	2,916,299	2,256,512	—	5,172,811
Real Estate	470,647	4,816,322	—	5,286,969
Retailing	197,497	1,227,474	—	1,424,971
Semiconductor	—	713,918	—	713,918
Software & Services	543,552	4,017,844	—	4,561,396
Technology Hardware & Equipment	2,114,174	1,647,146	—	3,761,320
Telecommunication Services	702,713	374,737	—	1,077,450
Transportation	2,433,611	3,004,516	—	5,438,127
Utilities	2,261,826	3,585,377	—	5,847,203
Total	$67,659,724	$62,540,282	$—	$130,200,006
Other Financial Instruments:
Swap Contracts	$—	$78,520	$—	$78,520

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $16,357,816 and transfers from Level 2 to Level 1 were $33,251,230. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

34

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 103.9%
Automobiles & Components: 2.8%
101,322	Byd Co. Ltd. #	$903,468
74,100	Ningbo Huaxiang Electronic Co. Ltd. #	248,061
32,700	Sichuan Chengfei Integration Technology Corp.	268,888
		1,420,417
Banks: 1.6%
232,400	Bank of Ningbo Co. Ltd.	792,656
Capital Goods: 11.8%
77,200	Beijing SPC Environmental Protection Tech Co. Ltd. #	256,876
60,510	China CAMC Engineering Co. Ltd.	290,596
153,300	Han’s Laser Technology Co. Ltd. #	710,230
85,104	Luxshare Precision Industry Co. Ltd.	464,017
116,000	Mesnac Co. Ltd. #	432,614
71,300	Shenzhen Inovance Technology Co. Ltd. #	551,772
90,701	Siasun Robot & Automation Co. Ltd.	1,130,069
159,333	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	724,925
293,846	Xinjiang Goldwind Science & Technology Co. Ltd. #	923,661
137,300	Zhefu Holding Group Co. Ltd. #	302,639
86,900	Zhejiang Dun’An Artificial Environment Co. Ltd. * #	202,644
		5,990,043
Commercial & Professional Services: 8.0%
100,100	Beijing Orient Landscape Co. Ltd. # §	583,638
104,525	Beijing Originwater Technology Co. Ltd.	822,412
212,497	BlueFocus Communication Group Co. Ltd. #	542,588
172,800	Eternal Asia Supply Chain Management Ltd. * # §	1,945,316
70,340	Guangdong Guangzhou Daily Media Co. Ltd.	166,747
		4,060,701
Consumer Durables & Apparel: 3.3%
175,700	Elec-Tech International Co. Ltd. * #	325,144
85,800	Guangdong Alpha Animation and Culture Co. Ltd. # §	479,833
94,701	NavInfo Co. Ltd. #	667,473
110,800	Shenzhen MTC Co. Ltd. #	230,891
		1,703,341
Consumer Services: 1.2%
148,100	Zhejiang Yasha Decoration Co. Ltd. # §	606,190
Diversified Financials: 3.6%
133,600	Guoyuan Securities Co. Ltd. #	541,440
186,600	Shanxi Securities Co. Ltd.	544,363
157,500	Western Securities Co. Ltd.	720,573
		1,806,376
Energy: 1.1%
90,718	Yantai Jereh Oilfield Services Group Co. Ltd. # §	559,751
Food, Beverage & Tobacco: 4.1%
221,550	Beijing Dabeinong Technology Group Co. Ltd. #	482,994
Number
of Shares		Value

Food, Beverage & Tobacco: (continued)
109,500	Beingmate Baby & Child Food Co. Ltd. * #	$342,196
116,970	Guangdong Haid Group Co. Ltd. #	260,096
69,715	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	779,385
70,700	Zhangzidao Group Co. Ltd. # §	206,474
		2,071,145
Health Care Equipment & Services: 4.4%
77,080	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. * # §	733,947
83,998	Lepu Medical Technology Beijing Co. Ltd. #	549,771
63,550	Shanghai Kingstar Winning Software Co. Ltd. #	532,962
87,550	Zhuhai Hokai Medical Instruments Co. Ltd.	420,596
		2,237,276
Household & Personal Products: 0.6%
47,000	By-health Co. Ltd.	297,720
Materials: 8.4%
215,747	Beijing Kangde Xin Composite Material Co. Ltd. #	1,064,584
69,210	Beijing Sanju Environmental Protection and New Material Co. Ltd.	376,129
130,200	Chenzhou Mining Group Co. Ltd. * #	260,880
77,200	Jilin Liyuan Precision Manufacturing Co. Ltd. #	199,554
95,671	Lianhe Chemical Technology Co. Ltd.	345,594
100,560	Org Packaging Co. Ltd. #	422,186
148,510	Shenzhen Green Eco-manufacture Hi-Tech Co. Ltd. #	363,935
243,100	Shenzhen Jinjia Color Printing Group Co. Ltd. # §	651,473
188,100	Xinjiang Zhongtai Chemical Co. Ltd. #	308,743
75,500	Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. #	285,623
		4,278,701
Media: 4.1%
86,305	Beijing Enlight Media Co. Ltd.	346,556
121,150	Guangdong Advertising Co. Ltd.	493,509
152,800	Huayi Brothers Media Corp. #	940,818
71,229	Zhejiang Huace Film & TV Co. Ltd. #	309,733
		2,090,616
Pharmaceuticals, Biotechnology: 9.9%
51,032	Beijing SL Pharmaceutical Co. Ltd.	466,209
80,000	Da An Gene Co. Ltd. Sun Yat-Sen University	571,521
45,900	Harbin Gloria Pharmaceuticals Co. Ltd. #	215,018
57,200	Hengkang Medical Group Co. Ltd. *	410,113
57,400	Hualan Biological Engineering, Inc.	409,974
196,900	Huapont-Nutrichem Co. Ltd.	412,153
76,000	Shanghai Kehua Bio-Engineering Co. Ltd. *	522,845
46,900	Shanghai RAAS Blood Products Co. Ltd.	494,942
38,800	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	212,592

See Notes to Financial Statements

35

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
52,640	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	$242,889
57,299	Sichuan Kelun Pharmaceutical Co. Ltd.	369,981
68,700	Tianjin Chase Sun Pharmaceutical Co. Ltd. #	248,210
35,700	Xizang Haisco Pharmaceutical Group Co. Ltd.	155,443
104,700	Zhejiang NHU Co. Ltd. # §	309,254
		5,041,144
Real Estate: 0.9%
220,300	RiseSun Real Estate Development Co. Ltd. #	444,115
Retailing: 4.6%
87,600	Haining China Leather Market Co. Ltd. #	277,556
71,500	Hunan Friendship & Apollo Cmmericial Co. Ltd.	197,862
764,252	Suning Commerce Group Co. Ltd. #	1,883,150
		2,358,568
Semiconductor: 1.7%
47,528	Nationz Technologies, Inc. #	325,761
172,920	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. #	551,245
		877,006
Software & Services: 17.8%
153,500	Anhui USTC iFlytek Co. Ltd. #	862,912
20,054	Beijing Shiji Information Technology Co. Ltd. #	420,965
181,681	Beijing Ultrapower Software Co. Ltd. #	446,697
144,979	DHC Software Co. Ltd. #	672,311
209,240	East Money Information Co. Ltd. #	2,126,688
126,379	Glodon Software Co. Ltd.	476,902
79,100	Hand Enterprise Solutions Co. Ltd. *	309,843
Number
of Shares		Value

Software & Services: (continued)
149,148	Leshi Internet Information & Technology Corp. #	$1,242,413
166,140	Ourpalm Co. Ltd. #	361,470
32,000	Shanghai 2345 Network Holding Group Co. Ltd. #	214,412
83,389	Wangsu Science & Technology Co. Ltd. #	625,301
120,800	Wonders Information Co. Ltd. #	954,751
62,300	YGSOFT, Inc.	314,162
		9,028,827
Technology Hardware & Equipment: 13.6%
50,400	Chengdu Santai Holding Group Co. Ltd. #	302,757
136,308	GoerTek, Inc. #	788,696
86,562	GRG Banking Equipment Co. Ltd. #	450,266
140,700	Guangzhou Haige Communications Group, Inc. Co. #	729,782
247,200	Hangzhou Hikvision Digital Technology Co. Ltd.	1,785,931
101,500	Hengbao Co. Ltd. #	387,229
94,000	Shenzhen Laibao Hi-tech Co. Ltd. # §	303,931
115,025	Shenzhen O-film Tech Co. Ltd. *	625,858
43,630	Shenzhen Tat Fook Technology Co. Ltd. #	196,346
109,099	Sumavision Technologies Co. Ltd. #	487,964
42,600	Tongfang Guoxin Electronics Co. Ltd. #	330,128
101,422	Zhejiang Dahua Technology Co. Ltd. #	522,465
		6,911,353
Utilities: 0.4%
58,700	Beijing Water Business Doctor Co. Ltd.	228,988
Total Common Stocks (Cost: $35,019,204)		52,804,934
Liabilities in excess of other assets: (3.9)%		(1,998,104)
NET ASSETS: 100.0%		$50,806,830

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37,571,782 which represents 74.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $6,379,807 which represents 12.6% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.5%	$8,179,132
Consumer Staples	4.5	2,368,865
Energy	1.1	559,751
Financial	5.8	3,043,147
Health Care	13.8	7,278,420
Industrial	19.0	10,050,744
Information Technology	31.8	16,817,186
Materials	8.1	4,278,701
Utilities	0.4	228,988
	100.0%	$52,804,934

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$268,888	$1,151,529	$—	$1,420,417
Banks	792,656	—	—	792,656
Capital Goods	1,884,682	4,105,361	—	5,990,043
Commercial & Professional Services	989,159	3,071,542	—	4,060,701
Consumer Durables & Apparel	—	1,703,341	—	1,703,341
Consumer Services	—	606,190	—	606,190
Diversified Financials	1,264,936	541,440	—	1,806,376
Energy	—	559,751	—	559,751
Food, Beverage & Tobacco	—	2,071,145	—	2,071,145
Health Care Equipment & Services	420,596	1,816,680	—	2,237,276
Household & Personal Products	297,720	—	—	297,720
Materials	721,723	3,556,978	—	4,278,701
Media	840,065	1,250,551	—	2,090,616
Pharmaceuticals, Biotechnology	3,813,181	1,227,963	—	5,041,144
Real Estate	—	444,115	—	444,115
Retailing	197,862	2,160,706	—	2,358,568
Semiconductor	—	877,006	—	877,006
Software & Services	1,100,907	7,927,920	—	9,028,827
Technology Hardware & Equipment	2,411,789	4,499,564	—	6,911,353
Utilities	228,988	—	—	228,988
Total	$15,233,152	$37,571,782	$—	$52,804,934

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $6,484,471 and transfers from Level 2 to Level 1 were $11,214,514. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Banks: 8.4%
595,716	Commercial International Bank Egypt SAE (GDR) # Reg S	$4,387,793
Capital Goods: 5.6%
474,572	El Sewedy Electric Co. * #	2,964,442
Consumer Durables & Apparel: 1.2%
1,561,723	Arab Cotton Ginning Co. #	632,550
Consumer Services: 0.8%
3,202,893	Egyptian for Tourism Resorts Co. * #	417,264
Diversified Financials: 17.5%
2,971,686	Arabia Investments Development Financial Investments Holding Co. * #	466,464
4,636,569	Citadel Capital Corp. * #	1,201,020
1,858,125	Egyptian Financial Group-Hermes Holding SAE * #	3,314,581
4,013,668	Egyptian Kuwaiti Holding Co. (USD) #	2,480,503
1,592,973	Pioneers Holding * #	1,749,009
		9,211,577
Energy: 6.3%
1,332,729	Maridive & Oil Services SAE (USD) * #	570,039
619,313	Petroceltic International Plc (GBP) * † #	1,002,114
437,208	Transglobe Energy Corp. (CAD) †	1,743,999
		3,316,152
Food, Beverage & Tobacco: 10.9%
144,422	Edita Food Industries SAE (GDR) * Reg S	2,686,249
2,722,177	Juhayna Food Industries	3,032,549
		5,718,798
Materials: 10.6%
2,329,980	Cenatamin Plc (GBP) #	2,265,733
331,092	Egyptian Iron & Steel Co. * #	228,506
1,288,904	Ezz Steel * #	1,429,518
996,456	Sidi Kerir Petrochemcials Co. #	1,640,350
		5,564,107
Real Estate: 23.7%
8,344,990	Amer Group Holding #	1,075,557
702,526	Medinet Nasr Housing * #	2,561,720
6,615,743	Palm Hills Developments SAE * #	2,306,815
1,562,190	Six of October Development & Investment Co. * #	2,211,891
3,733,959	Talaat Moustafa Group #	4,326,443
		12,482,426
Number of Shares		Value

Telecommunication Services: 15.1%
2,032,606	Global Telecom Holding SAE (GDR) * # Reg S	$3,509,959
17,068,074	Orascom Telecom Media and Technology Holding SAE * #	1,958,603
2,301,477	Telecom Egypt	2,440,213
		7,908,775
Total Common Stocks (Cost: $52,603,594)		52,603,884
RIGHTS: 0.0% (Cost: $0)
Financial: 0.0%
1,034,230	Citadel Capital Corp. Rights (EGP 5.00, expiring 07/02/15) * #	0
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $52,603,594)		52,603,884

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.9%
Repurchase Agreements: 1.9%
$1,000,000	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
1,896	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $1,896; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $1,934 including accrued interest)	1,896
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,001,896)		1,001,896
Total Investments: 102.0% (Cost: $53,605,490)		53,605,780
Liabilities in excess of other assets: (2.0)%		(1,027,235)
NET ASSETS: 100.0%		$52,578,545

CAD	Canadian Dollar
EGP	Egyptian Pound
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $951,046.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $42,700,874 which represents 81.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

38

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.0%	$1,049,814
Consumer Staples	10.9	5,718,798
Energy	6.3	3,316,152
Financial	49.6	26,081,796
Industrial	5.6	2,964,442
Materials	10.6	5,564,107
Telecommunication Services	15.0	7,908,775
	100.0%	$52,603,884

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,387,793	$—	$4,387,793
Capital Goods	—	2,964,442	—	2,964,442
Consumer Durables & Apparel	—	632,550	—	632,550
Consumer Services	—	417,264	—	417,264
Diversified Financials	—	9,211,577	—	9,211,577
Energy	1,743,999	1,572,153	—	3,316,152
Food, Beverage & Tobacco	5,718,798	—	—	5,718,798
Materials	—	5,564,107	—	5,564,107
Real Estate	—	12,482,426	—	12,482,426
Telecommunication Services	2,440,213	5,468,562	—	7,908,775
Rights
Financial	—	0	—	0
Repurchase Agreements	—	1,001,896	—	1,001,896
Total	$9,903,010	$43,702,770	$—	$53,605,780

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $3,730,584 and transfers from Level 2 to Level 1 were $5,674,112. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

39

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Bahrain: 2.4%
1,035,864	Al Salam Bank-Bahrain BSC #	$366,707
Kuwait: 21.3%
96,175	Abyaar Real Estate Development Co. KSCP * #	9,992
38,293	ALAFCO Aviation Lease and Finance Co. KSCC #	27,056
79,954	Boubyan Bank KSC #	112,328
56,493	Boubyan Petrochemicals Co. #	117,912
79,416	Burgan Bank	111,650
195,818	Commercial Real Estate Co. KSCC #	54,960
199,583	Gulf Bank KSC * #	177,844
312,001	Kuwait Finance House #	658,321
67,921	Kuwait International Bank KSCP #	54,278
59,072	Kuwait Investment Projects Co. KSCC #	122,966
54,494	Mabanee Co. SAKC #	178,094
289,106	Mobile Telecommunications Co. KSC #	396,803
329,986	National Bank of Kuwait SAK #	936,527
130,833	National Industries Group Holding SA #	70,031
37,468	National Investments Co. KSCC #	15,589
89,449	Public Warehousing Co. KSC #	212,654
		3,257,005
Oman: 9.8%
422,464	Bank Muscat SAOG #	603,153
138,252	Oman Telecommunications Co. #	624,300
110,197	Omani Qatari Telecommunications Co. SAOG #	221,001
66,857	Renaissance Services SAOG #	48,569
		1,497,023
Qatar: 27.2%
10,243	Barwa Real Estate Co. QSC #	148,341
8,599	Commercial Bank of Qatar QSC #	129,469
6,802	Doha Bank QSC #	99,070
16,758	Ezdan Holding Group QSC #	82,136
4,892	Gulf International Services QSC #	107,105
15,926	Industries Qatar QSC #	626,266
38,696	Masraf Al Rayan QSC #	491,836
33,071	Mesaieed Petrochemical Holding Co. #	217,214
1,303	National Leasing Co. QSC #	7,612
2,896	Qatar Electricity & Water Co. QSC #	180,602
2,223	Qatar Fuel Co. #	103,932
14,741	Qatar Gas Transport Co. Ltd. Nakilat #	89,594
4,860	Qatar Insurance Co. SAQ #	128,546
3,985	Qatar International Islamic Bank #	86,630
6,220	Qatar Islamic Bank SAQ #	183,245
18,420	Qatar National Bank SAQ #	974,610
Number
of Shares		Value

Qatar: (continued)
3,015	Qatar Navigation QSC #	$80,076
8,769	Qatar Telecom (Qtel) QSC #	208,352
9,321	United Development Co. #	62,676
33,827	Vodafone Qatar QSC #	154,059
		4,161,371
South Korea: 2.1%
11,509	Samsung Engineering Co. Ltd. * #	325,301
United Arab Emirates: 34.9%
273,130	Abu Dhabi Commercial Bank PJSC #	568,760
318,905	Air Arabia PJSC #	139,861
438,614	Aldar Properties PJSC #	321,587
315,375	Arabtec Holding Co. PJSC * #	223,373
214,771	DAMAC Properties Dubai Co. PJSC *	180,099
475,686	Dana Gas PJSC * #	59,245
23,151	DP World Ltd. (USD) #	494,804
223,138	Dubai Financial Market PJSC #	119,197
197,664	Dubai Investments PJSC #	155,191
137,849	Dubai Islamic Bank PJSC #	255,141
272,249	Emaar Malls Group PJSC * #	246,561
489,269	Emaar Properties PJSC #	1,040,144
156,894	First Gulf Bank PJSC #	647,418
24,779	Lamprell Plc (GBP) * #	58,646
181,639	National Bank of Abu Dhabi PJSC #	542,964
153,487	Union National Bank of Abu Dhabi PJSC #	283,182
		5,336,173
United States: 2.4%
67,700	McDermott International, Inc. *	361,518
Total Common Stocks (Cost: $11,543,477)		15,305,098

Principal
Amount
CONVERTIBLE BONDS: 0.3%
Oman: 0.3%
$82,455	Bank Muscat SAOG 3.50%, 03/19/18 §	21,205
20,696	Bank Muscat SAOG 4.50%, 03/20/16 §	5,806
93,424	Bank Muscat SAOG 4.50%, 03/20/17 §	24,755
Total Convertible Bonds (Cost: $30,179)		51,766
Total Investments: 100.4% (Cost: $11,573,656)		15,356,864
Liabilities in excess of other assets: (0.4)%		(59,479)
NET ASSETS: 100.0%		$15,297,385

GBP	British Pound
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $14,651,831 which represents 95.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $51,766 which represents 0.3% of net assets.

See Notes to Financial Statements

40

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Energy	5.4%	$828,609
Financial	66.5	10,208,590
Industrial	14.3	2,199,422
Materials	2.2	335,126
Telecommunication Services	10.4	1,604,515
Utilities	1.2	180,602
	100.0%	$15,356,864

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bahrain	$—	$366,707	$—	$366,707
Kuwait	111,650	3,145,355	—	3,257,005
Oman	—	1,497,023	—	1,497,023
Qatar	—	4,161,371	—	4,161,371
South Korea	—	325,301	—	325,301
United Arab Emirates	180,099	5,156,074	—	5,336,173
United States	361,518	—	—	361,518
Convertible Bonds
Oman	—	51,766	—	51,766
Total	$653,267	$14,703,597	$—	$15,356,864

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $438,808. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

41

INDIA SMALL-CAP INDEX ETF (a)

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number of Shares		Value

COMMON STOCKS: 101.8%
Automobiles & Components: 2.9%
1,375,066	Amtek Auto Ltd. #	$3,428,772
64,448	Atul Auto Ltd. #	490,061
188,107	Ceat Ltd. #	1,953,035
666,166	JK Tyre & Industries Ltd. #	852,059
		6,723,927
Banks: 9.7%
1,258,636	Allahabad Bank #	1,711,634
1,475,504	Andhra Bank #	1,573,221
1,373,448	Dena Bank #	949,581
1,695,354	Development Credit Bank Ltd. * #	3,463,712
1,070,526	Dewan Housing Finance Corp. Ltd. #	7,061,951
1,130,026	Karnataka Bank Ltd. #	2,565,909
438,779	Lakshmi Vilas Bank Ltd. #	633,170
8,096,304	South Indian Bank Ltd. #	3,004,707
1,997,608	Vijaya Bank Ltd. #	1,255,470
		22,219,355
Capital Goods: 14.5%
151,543	ABG Shipyard Ltd. * #	439,184
122,314	BEML Ltd. #	2,320,920
211,945	BGR Energy Systems Ltd. #	348,257
652,538	Century Plyboards India Ltd. #	2,006,707
735,036	Escorts Ltd. #	1,385,559
449,193	Finolex Cables Ltd. #	1,756,523
38,279	Force Motors Ltd. #	906,807
4,672,243	Hindustan Construction Co. Ltd. * #	1,817,119
3,253,688	Jain Irrigation Systems Ltd. #	3,411,135
13,395,562	Jaiprakash Associates Ltd. * #	2,341,425
4,079,395	Jaypee Infratech Ltd. * #	963,413
7,232,183	Lanco Infratech Ltd. * #	465,029
3,129,556	Nagarjuna Construction Co. Ltd. #	3,853,883
521,227	Praj Industries Ltd. #	771,632
3,555,170	Sintex Industries Ltd. #	5,596,327
73,427	State Trading Corp. India of Ltd. * #	171,215
1,157,379	Sterlite Technologies Ltd. #	1,527,801
616,973	Texmaco Rail & Engineering Ltd. #	1,205,459
199,721	Timken India Ltd. #	1,806,273
		33,094,668
Consumer Durables & Apparel: 8.0%
8,259,116	Alok Industries Ltd. * #	835,755
295,945	Bajaj Electricals Ltd. #	1,265,221
606,608	Bombay Dyeing & Manufacturing Co. Ltd. #	698,788
79,862	Hitachi Home & Life Solutions India Ltd. #	1,985,836
139,511	Kitex Garments Ltd.	2,185,884
63,828	Monte Carlo Fashions Ltd. * #	534,296
1,300,800	Rajesh Exports Ltd. #	6,654,365
180,280	Raymond Ltd. #	1,317,567
34,190	TTK Prestige Ltd. #	2,081,103
415,058	VIP Industries Ltd. #	616,996
		18,175,811
Consumer Services: 2.8%
234,666	Adlabs Entertainment Ltd. *	587,402
953,140	Cox & Kings Ltd. #	3,511,784
70,380	Marico Kaya Enterprises Ltd. * #	1,749,056
165,947	Wonderla Holidays Ltd. #	652,657
		6,500,899
Number
of Shares		Value

Consumer, Cyclical: 0.2%
322,405	Kesoram Industries Ltd. * #	$376,334
Diversified Financials: 14.5%
230,675	Credit Analysis & Research Ltd.	5,103,250
256,210	Future Capital Holdings Ltd. #	1,529,501
8,949,456	IFCI Ltd. #	3,618,328
1,558,103	India Infoline Ltd.	4,246,369
2,315,188	JM Financial Ltd. #	1,586,752
32,601	JSW Holdings Ltd. * #	541,849
4,426,644	Manappuram Finance Ltd. #	1,955,237
1,650,878	PTC India Financial Services Ltd. #	1,156,258
373,967	Repco Home Finance Ltd. #	3,779,076
1,144,883	SKS Microfinance Ltd. * #	8,380,916
1,908,566	SREI Infrastructure Finance Ltd. #	1,045,837
		32,943,373
Energy: 0.5%
171,422	Aban Offshore Ltd. #	813,236
44,350	Reliance Industrial Infrastructure Ltd. #	259,344
		1,072,580
Food, Beverage & Tobacco: 2.4%
4,897,682	Bajaj Hindusthan Ltd. * #	1,032,700
1,528,588	Balrampur Chini Mills Ltd. * #	971,474
535,800	McLeod Russel India Ltd. #	1,904,664
651,242	Radico Khaitan Ltd. #	835,079
5,114,970	Shree Renuka Sugars Ltd. * #	817,390
		5,561,307
Household & Personal Products: 0.5%
213,487	Eveready Industries India Ltd. #	1,096,573
Materials: 9.6%
121,430	Ahmednagar Forgings Ltd. #	238,317
116,807	Andhra Pradesh Paper Mills * #	534,299
87,119	Atul Ltd. #	1,634,395
298,160	Century Textile & Industries Ltd. #	3,296,659
1,222,318	Chambal Fertilizers & Chemicals Ltd. #	1,105,234
133,347	Ess Dee Aluminium Ltd. * #	656,263
1,503,678	India Cements Ltd. * #	2,219,753
589,632	Jai Corp. Ltd. #	503,973
1,192,572	Jindal Saw Ltd. #	1,095,170
345,605	JK Lakshmi Cement Ltd. #	1,881,796
50,703	Monsanto India Ltd. #	2,241,247
571,169	Rallis India Ltd. #	2,144,588
945,202	Rashtriya Chemicals & Fertilizers Ltd. #	809,200
264,983	Sharda Cropchem Ltd. * #	1,383,496
45,231	Tata Sponge Iron Ltd. #	384,856
1,030,622	Welspun Corp. Ltd. #	1,852,433
		21,981,679
Media: 4.0%
959,541	DEN Networks Ltd. *	2,134,406
271,747	Eros International Media Ltd. * #	2,250,783
188,133	PVR Ltd. #	1,873,494
5,035,198	TV18 Broadcast Ltd. * #	2,911,075
		9,169,758
Pharmaceuticals, Biotechnology: 4.1%
237,013	Dishman Pharmaceuticals & Chemicals Ltd. #	585,865
600,813	Granules India Ltd. #	796,323
2,204,005	Marksans Pharma Ltd. #	2,200,485
97,614	Natco Pharma Ltd. #	3,496,827
623,061	Suven Life Sciences Ltd. #	2,280,988
		9,360,488

See Notes to Financial Statements

42

Number
of Shares		Value

Real Estate: 6.2%
1,336,190	Anant Raj Industries Ltd. #	$871,300
172,633	Arvind Infrastructure Ltd. * # §	27,109
714,469	DB Realty Ltd. * #	664,517
677,477	Delta Corp. Ltd. #	768,428
2,102,351	Housing Development & Infrastructure Ltd. * #	3,028,313
3,224,493	Indiabulls Real Estate Ltd. * #	2,882,878
537,193	OMAXE Ltd. #	1,131,161
1,224,901	Parsvnath Developers Ltd. * #	421,219
396,029	Sobha Developers Ltd. #	2,213,996
17,598,555	Unitech Ltd. * #	2,188,518
		14,197,439
Retailing: 3.3%
1,140,526	Future Retail Ltd. #	1,838,270
125,787	Makemytrip Ltd. (USD) *	2,475,488
526,029	PC Jeweller Ltd. #	3,167,410
		7,481,168
Software & Services: 7.5%
236,840	Financial Technologies India Ltd. #	566,063
1,957,981	Firstsource Solutions Ltd. * #	911,582
1,145,704	HCL Infosystems Ltd. * #	611,102
294,609	Intellect Design Arena Ltd. * #	474,984
1,662,614	KPIT Cummins Infosystems Ltd. #	2,429,673
366,058	NIIT Technologies Ltd.	2,242,163
575,004	Polaris Software Lab Ltd. #	1,422,771
868,697	Rolta India Ltd. #	1,372,267
91,455	Tata Elxsi Ltd. #	1,724,758
2,957,525	Vakrangee Software Ltd.	5,378,163
		17,133,526
Technology Hardware & Equipment: 1.1%
240,326	Astra Microwave Products Ltd. #	407,790
1,320,866	Redington India Ltd. #	1,999,962
		2,407,752
Number
of Shares		Value

Telecommunication Services: 0.8%
7,431,950	Himachal Futuristic Communications Ltd. * #	$1,346,086
1,850,355	Mahanagar Telephone Nigam Ltd. * #	463,082
		1,809,168
Transportation: 4.6%
51,399	Dredging Corp. of India Ltd. #	288,424
625,378	Gateway Distriparks Ltd. #	3,361,929
256,929	Gati Ltd. #	671,280
7,537,160	GVK Power & Infrastructure Ltd. * #	1,098,237
333,642	Jet Airways India Ltd. * #	1,473,673
1,254,078	Shipping Corp of India Ltd. * #	985,018
490,670	Snowman Logistics Ltd. *	763,590
1,760,627	SpiceJet Ltd. * #	505,607
267,987	VRL Logistics Ltd. *	1,289,014
		10,436,772
Utilities: 4.6%
110,634	BF Utilities Ltd. * #	982,730
411,190	Indraprastha Gas Ltd. #	2,693,397
8,629,124	Jaiprakash Power Ventures Ltd. * #	906,305
1,919,918	PTC India Ltd. #	2,067,741
325,521	VA Tech Wabag Ltd. #	3,777,187
		10,427,360
Total Common Stocks (Cost: $203,855,569)		232,169,937
MONEY MARKET FUND: 0.3% (Cost: $597,722)
597,722	Dreyfus Government Cash Management Fund	597,722
Total Investments: 102.1% (Cost: $204,453,291)		232,767,659
Liabilities in excess of other assets: (2.1)%		(4,822,036)
NET ASSETS: 100.0%		$227,945,623

USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $205,764,208 which represents 90.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $27,109 which represents 0.0% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	20.8%	$48,427,897
Consumer Staples	2.9	6,657,880
Energy	0.5	1,072,580
Financial	29.8	69,360,167
Health Care	4.0	9,360,488
Industrial	19.1	44,514,170
Information Technology	8.4	19,541,278
Materials	9.4	21,981,679
Telecommunication Services	0.8	1,809,168
Utilities	4.0	9,444,630
Money Market Fund	0.3	597,722
	100.0%	$232,767,659

See Notes to Financial Statements

43

INDIA SMALL-CAP INDEX ETF (a)

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$6,723,927	$—	$6,723,927
Banks	—	22,219,355	—	22,219,355
Capital Goods	—	33,094,668	—	33,094,668
Consumer Durables & Apparel	2,185,884	15,989,927	—	18,175,811
Consumer Services	587,402	5,913,497	—	6,500,899
Consumer, Cyclical	—	376,334	—	376,334
Diversified Financials	9,349,619	23,593,754	—	32,943,373
Energy	—	1,072,580	—	1,072,580
Food, Beverage & Tobacco	—	5,561,307	—	5,561,307
Household & Personal Products	—	1,096,573	—	1,096,573
Materials	—	21,981,679	—	21,981,679
Media	2,134,406	7,035,352	—	9,169,758
Pharmaceuticals, Biotechnology	—	9,360,488	—	9,360,488
Real Estate	—	14,170,330	27,109	14,197,439
Retailing	2,475,488	5,005,680	—	7,481,168
Software & Services	7,620,326	9,513,200	—	17,133,526
Technology Hardware & Equipment	—	2,407,752	—	2,407,752
Telecommunication Services	—	1,809,168	—	1,809,168
Transportation	2,052,604	8,384,168	—	10,436,772
Utilities	—	10,427,360	—	10,427,360
Money Market Fund	597,722	—	—	597,722
Total	$27,003,451	$205,737,099	$27,109	$232,767,659

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common Stocks
Real Estate
Balance as of December 31, 2014	$ —
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	27,109
Purchases	0
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2015	$27,109

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $10,195,630 and transfers from Level 2 to Level 1 were $19,902,255. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

44

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.1%
Automobiles & Components: 7.3%
16,909,000	Astra International Tbk PT #	$8,950,177
Banks: 25.4%
9,934,200	Bank Central Asia Tbk PT #	10,032,322
3,748,948	Bank Danamon Indonesia Tbk PT #	1,207,813
10,053,651	Bank Mandiri Persero Tbk PT #	7,557,634
11,221,832	Bank Negara Indonesia Persero Tbk PT #	4,449,034
10,341,600	Bank Rakyat Indonesia Tbk PT #	8,004,066
		31,250,869
Capital Goods: 4.3%
1,959,800	Gallant Venture Ltd. (SGD) * #	349,131
3,569,600	Pembangunan Perumahan Persero Tbk PT #	926,339
2,300,769	United Tractors Tbk PT #	3,508,957
4,884,100	Waskita Karya Persero Tbk PT #	554,032
		5,338,459
Diversified Financials: 1.9%
2,699,250	First Pacific Company Ltd. (HKD) #	2,274,982
Energy: 4.6%
24,059,400	Adaro Energy Tbk PT #	1,367,277
3,651,050	Banpu PCL (NVDR) (THB) † #	2,749,514
35,264,400	Bumi Resources Tbk PT *	158,700
594,900	Indo Tambangraya Megah Tbk PT #	571,747
1,052,800	Medco Energi Internasional Tbk PT #	215,360
1,005,200	Tambang Batubara Bukit Asam Tbk PT #	631,320
		5,693,918
Food, Beverage & Tobacco: 12.0%
473,800	Astra Agro Lestari Tbk PT #	813,836
10,854,200	Charoen Pokphand Indonesia Tbk PT #	2,233,333
16,124,800	Eagle High Plantations Tbk PT #	497,124
738,700	First Resources Ltd. (SGD) #	1,118,992
7,854,700	Golden Agri-Resources Ltd. (SGD) #	2,392,315
694,700	Gudang Garam Tbk PT #	2,344,891
1,666,700	Indofood Cbp Sukses Makmur Tbk PT #	1,555,710
6,604,500	Indofood Sukses Makmur Tbk PT #	3,249,908
4,208,300	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	489,804
		14,695,913
Household & Personal Products: 4.1%
1,721,800	Unilever Indonesia Tbk PT #	5,090,190
Insurance: 0.4%
21,677,900	Panin Financial Tbk PT * #	464,436
Materials: 7.8%
5,022,300	Aneka Tambang Tbk PT * #	255,622
23,911,200	G-Resources Group Ltd. (HKD) #	770,354
15,819,800	Hanson International Tbk PT * #	877,390
1,993,700	Indocement Tunggal Prakarsa Tbk PT #	3,116,126
3,139,100	International Nickel Indonesia Tbk PT #	636,503
4,372,400	Semen Gresik Persero Tbk PT #	3,927,749
		9,583,744
Number
of Shares		Value

Media: 1.1%
4,272,000	Global Mediacom Tbk PT #	$374,118
4,295,300	Media Nusantara Citra Tbk PT #	624,058
16,970,500	MNC Investama Tbk PT #	337,511
		1,335,687
Pharmaceuticals, Biotechnology: 3.1%
30,322,600	Kalbe Farma Tbk PT #	3,803,851
Real Estate: 6.3%
14,188,800	Alam Sutera Realty Tbk PT #	609,646
14,187,600	Bumi Serpong Damai Tbk PT #	1,773,029
14,145,300	Ciputra Development Tbk PT #	1,337,900
27,426,800	Lippo Karawaci Tbk PT #	2,424,735
13,456,000	Summarecon Agung Tbk PT #	1,644,866
		7,790,176
Retailing: 5.0%
107,000	Jardine Cycle & Carriage Ltd. (SGD) #	2,627,576
2,853,300	Matahari Department Store Tbk PT #	3,536,374
		6,163,950
Telecommunication Services: 11.3%
1,226,200	Indosat Tbk PT * #	367,495
230,922	Telekomunikasi Indonesia Tbk PT (ADR)	10,019,705
3,247,100	Tower Bersama Infrastructure Tbk PT #	2,242,908
4,368,800	XL Axiata Tbk PT * #	1,204,998
		13,835,106
Transportation: 1.0%
3,068,900	Jasa Marga Persero Tbk PT #	1,256,780
Utilities: 3.5%
13,493,300	Perusahaan Gas Negara Tbk PT #	4,358,439
Total Common Stocks (Cost: $167,818,593)		121,886,677
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $860,623)
Real Estate: 0.6%
2,697,100	Lippo Malls Indonesia Retail Trust	731,111
RIGHTS: 0.1%
Capital Goods: 0.0%
1,799,888	Waskita Karya Persero Tbk PT Rights (IDR 1,450.00, expiring 07/01/15) *	5,535
Retailing: 0.1%
11,888	Jardine Cycle & Carriage Ltd. Rights (SGD 26.00, expiring 07/15/15) * #	62,685
Total Rights (Cost: $0)		68,220
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $168,679,216)		122,686,008

See Notes to Financial Statements

45

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.3%
Repurchase Agreements: 1.3%
$1,000,000	Repurchase agreement dated 6/30/15 with Daiwa Capital Markets America, Inc., 0.18%, due 7/1/15, proceeds $1,000,005; (collateralized by cash in the amount of $245 and various U.S. government and agency obligations, 0.00% to 9.25%, due 11/15/15 to 3/1/48, valued at $1,019,750 including accrued interest)	$1,000,000
Principal Amount		Value

$557,370	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.12%, due 7/1/15, proceeds $557,372; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 7/1/18 to 7/1/45, valued at $568,518 including accrued interest)	$557,370
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,557,370)		1,557,370
Total Investments: 101.1% (Cost: $170,236,586)		124,243,378
Liabilities in excess of other assets: (1.1)%		(1,300,501)
NET ASSETS: 100.0%		$122,942,877

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,484,461.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $111,770,957 which represents 90.9% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	13.5%	$16,512,499
Consumer Staples	16.1	19,786,103
Energy	4.6	5,693,918
Financial	34.6	42,511,574
Health Care	3.1	3,803,851
Industrial	5.4	6,600,774
Materials	7.8	9,583,744
Telecommunication Services	11.3	13,835,106
Utilities	3.6	4,358,439
	100.0%	$122,686,008

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$8,950,177	$—	$8,950,177
Banks	—	31,250,869	—	31,250,869
Capital Goods	—	5,338,459	—	5,338,459
Diversified Financials	—	2,274,982	—	2,274,982
Energy	158,700	5,535,218	—	5,693,918
Food, Beverage & Tobacco	—	14,695,913	—	14,695,913
Household & Personal Products	—	5,090,190	—	5,090,190
Insurance	—	464,436	—	464,436
Materials	—	9,583,744	—	9,583,744
Media	—	1,335,687	—	1,335,687
Pharmaceuticals, Biotechnology	—	3,803,851	—	3,803,851
Real Estate	—	7,790,176	—	7,790,176
Retailing	—	6,163,950	—	6,163,950
Telecommunication Services	10,019,705	3,815,401	—	13,835,106
Transportation	—	1,256,780	—	1,256,780
Utilities	—	4,358,439	—	4,358,439
Real Estate Investment Trust
Real Estate	731,111	—	—	731,111
Rights
Capital Goods	5,535	—	—	5,535
Retailing	—	62,685	—	62,685
Repurchase Agreements	—	1,557,370	—	1,557,370
Total	$10,915,051	$113,328,327	$—	$124,243,378

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $535,673. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

47

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.2%
Banks: 6.1%
5,301,000	Bank Bukopin Tbk PT #	$262,135
4,351,400	Bank Pembangunan Daerah Jawa Timur Tbk PT #	155,147
		417,282
Capital Goods: 12.3%
1,287,300	Adhi Karya Persero Tbk PT #	194,453
5,855,800	Sitara Propertindo Tbk PT * #	208,859
4,597,800	Surya Semesta Internusa Tbk PT #	331,806
1,790,400	Total Bangun Persada Tbk PT #	110,583
		845,701
Energy: 19.5%
29,285,200	Benakat Integra Tbk PT #	175,722
7,564,700	Berau Coal Energy Tbk PT * #	46,526
34,188,300	Bumi Resources Tbk PT * #	153,857
3,193,400	Elnusa Tbk PT #	115,648
45,576,700	Energi Mega Persada Tbk PT * #	191,119
2,124,200	Energy Earth PCL (NVDR) (THB) #	293,902
725,600	Geo Energy Resources Ltd. (SGD) *	107,776
1,143,500	Harum Energy Tbk PT #	94,575
406,900	RH PetroGas Ltd. (SGD) * #	78,425
2,059,100	Soechi Lines Tbk PT * #	86,990
		1,344,540
Food, Beverage & Tobacco: 7.6%
1,149,300	Malindo Feedmill Tbk PT #	160,449
909,600	Sampoerna Agro PT #	116,830
1,783,800	Tiga Pilar Sejahtera Food Tbk PT #	249,829
		527,108
Number
of Shares		Value

Materials: 0.7%
3,500,300	Sekawan Intipratama Tbk PT * #	$50,561
Media: 2.3%
4,802,500	Visi Media Asia Tbk PT * #	162,115
Real Estate: 37.1%
5,909,500	Bekasi Fajar Industrial Estate Tbk PT #	176,557
3,946,600	Ciputra Property Tbk PT #	168,501
5,255,100	Eureka Prima Jakarta Tbk PT * #	222,565
7,710,300	Intiland Development Tbk PT #	328,897
23,609,921	Kawasan Industri Jababeka Tbk PT #	462,945
588,800	Lippo Cikarang Tbk PT * #	400,931
11,698,600	Modernland Realty Tbk PT #	459,913
10,247,600	Nirvana Development Tbk PT * #	163,050
23,811,500	Sentul City Tbk PT #	170,770
		2,554,129
Retailing: 6.8%
9,981,800	Multipolar Tbk PT #	466,827
Technology Hardware & Equipment: 4.2%
1,691,800	Erajaya Swasembada Tbk PT #	74,661
6,339,400	Sigmagold Inti Perkasa Tbk PT * #	213,465
		288,126
Transportation: 3.6%
1,189,100	Express Transindo Utama Tbk PT	88,742
10,665,900	Nusantara Infrastructure Tbk PT * #	159,832
		248,574
Total Common Stocks (Cost: $9,291,735)		6,904,963
Liabilities in excess of other assets: (0.2)%		(16,701)
NET ASSETS: 100.0%		$6,888,262

NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,708,445 which represents 97.4% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	9.1%	$628,942
Consumer Staples	7.6	527,108
Energy	19.5	1,344,540
Financial	43.0	2,971,411
Industrial	15.9	1,094,275
Information Technology	4.2	288,126
Materials	0.7	50,561
	100.0%	$6,904,963

See Notes to Financial Statements

48

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$417,282	$—	$417,282
Capital Goods	—	845,701	—	845,701
Energy	107,776	1,236,764	—	1,344,540
Food, Beverage & Tobacco	—	527,108	—	527,108
Materials	—	50,561	—	50,561
Media	—	162,115	—	162,115
Real Estate	—	2,554,129	—	2,554,129
Retailing	—	466,827	—	466,827
Technology Hardware & Equipment	—	288,126	—	288,126
Transportation	88,742	159,832	—	248,574
Total	$196,518	$6,708,445	$—	$6,904,963

There were no transfers between levels during the period ended June 30, 2015.

See Notes to Financial Statements

49

ISRAEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.3%
Banks: 9.2%
294,869	Bank Hapoalim BM #	$1,587,624
383,399	Bank Leumi Le-Israel BM * #	1,620,720
7,395	FIBI Holdings Ltd. #	122,651
11,800	First International Bank of Israel Ltd. #	168,162
308,547	Israel Discount Bank Ltd. * #	592,036
40,384	Mizrahi Tefahot Bank Ltd. #	500,691
		4,591,884
Capital Goods: 3.7%
7,499	Caesarstone Sdot-Yam Ltd. (USD)	513,981
44,410	Discount Investment Corp. #	76,342
7,298	Elbit Systems Ltd. #	573,030
1,071	Electra Ltd. #	135,854
7,574	Kornit Digital Ltd. (USD) *	104,218
99,600	Sarine Technologies Ltd. (SGD) #	168,565
60,792	Shapir Engineering and Industry Ltd. #	107,042
89,535	Shikun & Binui Ltd. #	201,077
		1,880,109
Consumer Durables & Apparel: 0.9%
4,772	Delta-Galil Industries Ltd. #	154,385
5,361	Fox Wizel Ltd. #	107,317
8,847	SodaStream International Ltd. (USD) *	186,937
		448,639
Consumer Services: 0.3%
68,689	888 Holdings Plc (GBP)	164,742
Diversified Financials: 0.6%
4,715	Mivtach Shamir Holdings Ltd. #	109,471
33,057	Plus500 Ltd. (GBP) #	202,466
		311,937
Energy: 3.9%
12,465	Alon USA Energy, Inc. (USD)	235,588
314	Delek Energy Systems Ltd. * #	173,185
1,429	Delek Group Ltd. #	421,497
15,012	Delek US Holdings, Inc. (USD)	552,742
505,038	Oil Refineries Ltd. * #	181,548
2,433	Paz Oil Co. Ltd. #	383,656
		1,948,216
Food & Staples Retailing: 0.6%
3,814	Rami Levi Chain Stores Hashikma Marketing Ltd. #	166,186
48,001	Shufersal Ltd. * #	113,767
		279,953
Food, Beverage & Tobacco: 1.0%
12,679	Osem Investments Ltd. #	263,915
15,142	Strauss Group Ltd. * #	245,627
		509,542
Health Care Equipment & Services: 1.4%
13,411	Brainsway Ltd. * #	101,113
13,981	Lumenis Ltd. (USD) *	191,819
22,002	Mazor Robotics Ltd. * #	145,458
7,413	ReWalk Robotics Ltd. (USD) * †	82,581
16,252	Syneron Medical Ltd. (USD) *	172,596
		693,567
Number
of Shares		Value

Insurance: 1.7%
11,448	Clal Insurance Enterprises Holdings Ltd. *	$187,391
45,940	Harel Insurance Investments & Financial Services Ltd. #	208,820
13,998	Menorah Mivtachim Holdings Ltd. #	136,187
152,394	Migdal Insurance & Financial Holding Ltd. #	176,850
44,477	Phoenix Holdings Ltd. #	128,528
		837,776
Materials: 3.9%
11,870	Frutarom Industries Ltd. #	497,969
150,437	Israel Chemicals Ltd. #	1,051,150
1,216	Israel Corp. Ltd. #	429,357
		1,978,476
Pharmaceuticals, Biotechnology: 31.2%
13,628	Alcobra Ltd. (USD) *	89,127
50,508	BioLine RX Ltd. * #	134,111
23,338	Compugen Ltd. (USD) * †	161,966
11,897	Enzymotec Ltd. (USD) *	99,340
13,973	Evogene Ltd. * #	122,657
11,253	Foamix Pharmaceuticals Ltd. (USD) *	115,343
24,436	Kamada Ltd. * #	93,497
7,238	MacroCure Ltd. (USD) *	100,246
15,341	Medgenics, Inc. (USD) * †	94,040
6,243	Neuroderm Ltd. (USD) *	95,830
73,512	Opko Health, Inc. (USD) * †	1,182,073
33,838	Perrigo Co. Plc (USD)	6,254,278
45,643	Pluristem Therapeutics, Inc. (USD) *	115,020
58,258	Protalix BioTherapeutics, Inc. (USD) *	113,603
7,372	Redhill Biopharma Ltd. (ADR) *	129,821
4,102	Taro Pharmaceutical Industries Ltd. (USD) *	589,416
104,103	Teva Pharmaceutical Industries Ltd. #	6,163,136
		15,653,504
Real Estate: 4.7%
114,192	Africa Israel Investments Ltd. * #	92,904
8,524	Africa Israel Properties Ltd. #	126,076
52,890	Amot Investments Ltd. #	168,972
10,310	Azrieli Group #	411,666
416	Bayside Land Corp. #	125,661
2,332	Big Shopping Centers Ltd. #	113,627
3,329	Blue Square Real Estate Ltd. #	108,909
28,440	Gazit-Globe Ltd. #	339,091
91,998	Industrial Buildings Corp. #	104,846
26,293	Jerusalem Economy Ltd. #	96,432
4,251	Jerusalem Oil Exploration * #	169,733
6,408	Melisron Ltd. #	229,155
11,692	Nitsba Holdings Ltd. * #	170,119
1,389	Property & Building Corp. *	99,267
		2,356,458
Retailing: 0.4%
16,169	Delek Automotive Systems Ltd.	180,875

See Notes to Financial Statements

50

Number
of Shares		Value

Semiconductor: 3.6%
8,387	Ceva, Inc. (USD) *	$162,959
12,569	DSP Group, Inc. (USD) *	129,838
12,862	EZchip Semiconductor Ltd. * #	204,336
12,247	Mellanox Technologies Ltd. (USD) *	595,082
13,464	Nova Measuring Instruments Ltd. * #	168,323
3,844	SolarEdge Technologies, Inc. (USD) *	139,729
24,754	Tower Semiconductor Ltd. (USD) * †	382,202
		1,782,469
Software & Services: 24.9%
17,654	Allot Communications Ltd. (USD) *	126,932
43,041	Amdocs Ltd. (USD)	2,349,608
9,096	Attunity Ltd. (USD) *	118,885
37,588	Check Point Software Technologies Ltd. (USD) *	2,990,125
12,992	Clicksoftware Technologies Ltd. (USD) * †	163,309
62,279	Crossrider Plc (GBP) *	90,111
4,153	CyberArk Software Ltd. (USD) *	260,891
4,993	Formula Systems Ltd. #	141,617
8,211	Imperva, Inc. (USD) *	555,885
22,260	LivePerson, Inc. (USD) *	218,371
22,992	Magic Software Enterprises Ltd. (USD)	153,127
50,930	Matomy Media Group Ltd. (GBP) *	87,707
22,526	Matrix IT Ltd. #	124,344
40,813	Mobileye NV (USD) *	2,170,027
17,269	NICE Systems Ltd. #	1,097,237
31,865	Perion Network Ltd. (USD) *	90,497
30,902	SafeCharge International Group Ltd. (GBP)	131,705
14,585	Sapiens International Corp. NV (USD)	151,392
5,807	Varonis Systems, Inc. (USD) *	128,277
17,145	Verint Systems, Inc. (USD) *	1,041,473
12,901	Wix.com Ltd. (USD) *	304,722
		12,496,242
Technology Hardware & Equipment: 3.8%
33,178	AudioCodes Ltd. (USD) *	107,165
78,390	Ceragon Networks Ltd. (USD) *	90,148
7,589	Ituran Location and Control Ltd. #	187,232
13,577	Orbotech Ltd. (USD) *	282,402
14,655	Radware Ltd. (USD) *	325,341
3,258	Silicom Ltd. (USD)	120,057
14,479	Stratasys Ltd. (USD) * †	505,751
8,153	SuperCom Ltd. (USD) *	103,380
40,239	Telit Communications Plc (GBP) *	183,207
		1,904,683
Telecommunication Services: 2.6%
582,957	Bezeq The Israeli Telecommunication Corp. Ltd. #	993,168
34,628	Cellcom Israel Ltd. * #	138,319
58,971	Partner Communications Co. Ltd. * #	162,352
		1,293,839
Number
of Shares		Value

Utilities: 0.9%
11,432	Ormat Technologies, Inc. (USD)	$430,758
Total Common Stocks (Cost: $45,210,713)		49,743,669
REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $246,036)
Real Estate: 0.5%
35,347	Alony Hetz Properties & Investments Ltd. #	266,021
MONEY MARKET FUND: 0.3% (Cost: $152,315)
152,315	Dreyfus Government Cash Management Fund	152,315
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $45,609,064)		50,162,005

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.3%
Repurchase Agreements: 4.3%
$1,000,000	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $1,020,000 including accrued interest)	1,000,000
182,448	Repurchase agreement dated 6/30/15 with Royal Bank of Scotland PLC, 0.11%, due 7/1/15, proceeds $182,449; (collateralized by various U.S. government and agency obligations, 1.00% to 3.63%, due 9/30/15 to 2/15/44, valued at $186,097 including accrued interest)	182,448
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,182,448)		2,182,448
Total Investments: 104.4% (Cost: $47,791,512)		52,344,453
Liabilities in excess of other assets: (4.4)%		(2,216,617)
NET ASSETS: 100.0%		$50,127,836

See Notes to Financial Statements

51

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
GBP	British Pound
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,153,185.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $23,505,787 which represents 46.9% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.6%	$794,256
Consumer Staples	1.6	789,495
Energy	3.9	1,948,216
Financial	16.7	8,364,076
Health Care	32.6	16,347,071
Industrial	3.7	1,880,109
Information Technology	32.3	16,183,394
Materials	3.9	1,978,476
Telecommunication Services	2.6	1,293,839
Utilities	0.8	430,758
Money Market Fund	0.3	152,315
	100.0%	$50,162,005

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$4,591,884	$—	$4,591,884
Capital Goods	618,199	1,261,910	—	1,880,109
Consumer Durables & Apparel	186,937	261,702	—	448,639
Consumer Services	164,742	—	—	164,742
Diversified Financials	—	311,937	—	311,937
Energy	788,330	1,159,886	—	1,948,216
Food & Staples Retailing	—	279,953	—	279,953
Food, Beverage & Tobacco	—	509,542	—	509,542
Health Care Equipment & Services	446,996	246,571	—	693,567
Insurance	187,391	650,385	—	837,776
Materials	—	1,978,476	—	1,978,476
Pharmaceuticals, Biotechnology	9,140,103	6,513,401	—	15,653,504
Real Estate	99,267	2,257,191	—	2,356,458
Retailing	180,875	—	—	180,875
Semiconductor	1,409,810	372,659	—	1,782,469
Software & Services	11,133,044	1,363,198	—	12,496,242
Technology Hardware & Equipment	1,717,451	187,232	—	1,904,683
Telecommunication Services	—	1,293,839	—	1,293,839
Utilities	430,758	—	—	430,758
Real Estate Investment Trust
Real Estate	—	266,021	—	266,021
Money Market Fund	152,315	—	—	152,315
Repurchase Agreements	—	2,182,448	—	2,182,448
Total	$26,656,218	$25,688,235	$—	$52,344,453

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $527,616 and transfers from Level 2 to Level 1 were $636,515. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

POLAND ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.2%
Banks: 33.8%
36,691	Alior Bank SA * #	$870,223
22,035	Bank Handlowy w Warszawie SA †	585,663
302,771	Bank Millennium SA * † #	527,203
34,650	Bank Pekao SA † #	1,657,705
10,749	Bank Zachodni WBK SA * #	974,733
5,695	MBank SA * † #	624,201
518,441	Getin Noble Bank SA * † #	188,796
138,127	Getin Holding SA * † #	60,902
164,666	PKO Bank Polski SA #	1,361,127
		6,850,553
Diversified Financials: 0.5%
7,696	Warsaw Stock Exchange #	96,965
Energy: 15.7%
58,614	Grupa Lotos SA *	467,553
14,455	Lubelski Wegiel Bogdanka SA † #	199,148
75,350	Polski Koncern Naftowy Orlen SA † #	1,479,606
588,267	Polskie Gornictwo Naftowe I Gazownictwo SA #	1,032,609
		3,178,916
Food & Staples Retailing: 6.8%
47,711	Eurocash SA #	473,573
69,953	Jeronimo Martins, SGPS SA (EUR) #	901,444
		1,375,017
Insurance: 8.2%
14,499	Powszechny Zaklad Ubezpieczen SA	1,667,950
Materials: 8.0%
35,642	Jastrzebska Spolka Weglowa SA * †	112,492
40,773	KGHM Polska Miedz SA #	1,154,635
285,643	Synthos SA #	353,049
		1,620,176
Media: 4.9%
105,534	Cyfrowy Polsat SA * #	663,282
66,628	TVN SA	339,792
		1,003,074
Real Estate: 0.7%
94,794	Globe Trade Centre SA * †	151,231
Software & Services: 2.9%
38,073	Asseco Poland SA #	585,661
Telecommunication Services: 4.6%
72,794	Netia SA	106,649
386,411	Organe Polska SA † #	836,688
		943,337
Number
of Shares		Value

Utilities: 14.1%
145,916	Enea SA #	$618,622
65,360	Energa SA #	395,392
224,523	Polska Grupa Energetyczna SA #	1,100,812
638,404	Tauron Polska Energia SA #	743,170
		2,857,996
Total Common Stocks (Cost: $26,078,973)		20,330,876

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 19.1%
Repurchase Agreements: 19.1%
$1,000,000	Repurchase agreement dated 6/30/15 with BNP Paribas Securities Corp., 0.10%, due 7/1/15, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 8/1/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
876,659	Repurchase agreement dated 6/30/15 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.14%, due 7/1/15, proceeds $876,662; (collateralized by various U.S. government and agency obligations, 2.18% to 6.00%, due 6/1/25 to 6/20/61, valued at $894,192 including accrued interest)	876,659
1,000,000	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,876,659)		3,876,659
Total Investments: 119.3% (Cost: $29,955,632)		24,207,535
Liabilities in excess of other assets: (19.3)%		(3,918,174)
NET ASSETS: 100.0%		$20,289,361

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,488,280.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,899,546 which represents 83.3% of net assets.

See Notes to Financial Statements

53

POLAND ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	4.9%	$1,003,074
Consumer Staples	6.8	1,375,017
Energy	15.6	3,178,916
Financial	43.1	8,766,699
Information Technology	2.9	585,661
Materials	8.0	1,620,176
Telecommunication Services	4.6	943,337
Utilities	14.1	2,857,996
	100.0%	$20,330,876

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$585,663	$6,264,890	$—	$6,850,553
Diversified Financials	—	96,965	—	96,965
Energy	467,553	2,711,363	—	3,178,916
Food & Staples Retailing	—	1,375,017	—	1,375,017
Insurance	1,667,950	—	—	1,667,950
Materials	112,492	1,507,684	—	1,620,176
Media	339,792	663,282	—	1,003,074
Real Estate	151,231	—	—	151,231
Software & Services	—	585,661	—	585,661
Telecommunication Services	106,649	836,688	—	943,337
Utilities	—	2,857,996	—	2,857,996
Repurchase Agreements	—	3,876,659	—	3,876,659
Total	$3,431,330	$20,776,205	$—	$24,207,535

During the period ended June 30, 2015, transfers of securities from Level 2 to Level 1 were $2,574,338. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

RUSSIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 92.5%
Banks: 11.0%
26,152,226	Sberbank of Russia (ADR) #	$136,376,091
32,756,831	VTB Bank OJSC (GDR) # Reg S	89,508,303
		225,884,394
Energy: 36.6%
1,237,881	Eurasia Drilling Co. Ltd. (GDR) # Reg S	20,372,002
3,601,171	Lukoil (ADR) #	158,666,651
1,161,760	Novatek OAO (GDR) # Reg S	118,274,891
31,755,313	OAO Gazprom (ADR) #	165,449,563
1,111,766	OAO TMK (GDR) # Reg S	4,764,169
20,906,750	Rosneft Oil Co. (GDR) * # Reg S	86,294,973
16,017,212	Surgutneftegas OJSC (ADR) #	94,628,888
3,245,723	Tatneft (ADR) #	103,924,616
		752,375,753
Food & Staples Retailing: 10.6%
3,672,860	Lenta Ltd. (GDR) * # Reg S	27,393,754
2,838,925	Magnit OAO (GDR) # Reg S	157,912,441
1,013,334	O’Key Group SA (GDR) # Reg S	2,412,023
1,850,689	X5 Retail Group NV (GDR) * # Reg S	30,791,721
		218,509,939
Materials: 17.2%
30,484,550	Alrosa AO (USD) * #	34,543,659
6,313,204	Evraz Plc (GBP) * #	12,221,681
7,205,392	JSC MMC Norilsk Nickel (ADR) #	121,405,660
2,003,941	Magnitogorsk Iron & Steel Works (GDR) # Reg S	6,755,752
2,463,498	Mechel OAO (ADR) *	3,030,103
1,504,705	Novolipetsk Steel (GDR) Reg S	20,012,576
3,641,476	Polymetal International (GBP) #	29,680,433
11,962,886	Polyus Gold International Ltd. (GBP) #	33,068,246
2,277,860	Raspadskaya OAO (USD) * #	1,459,612
3,154,864	Severstal OAO (GDR) # Reg S	33,331,267
27,246,000	United Company RUSAL Plc (HKD) * #	13,510,920
3,475,077	Uralkali OJSC (GDR) # Reg S	44,599,500
		353,619,409
Media: 0.1%
1,007,813	CTC Media, Inc. (USD)	2,287,735
Pharmaceuticals, Biotechnology: 0.4%
632,538	OTCPharm PJSC * # §	2,816,300
983,451	Pharmstandard (GDR) * Reg S	4,346,853
		7,163,153
Real Estate: 0.4%
3,695,364	LSR Group PJSC (GDR) Reg S	7,464,635
Number
of Shares		Value

Software & Services: 4.0%
1,683,263	Mail.ru Group Ltd. (GDR) * # Reg S	$35,124,124
3,069,643	Yandex NV (USD) *	46,719,966
		81,844,090
Telecommunication Services: 8.9%
2,112,554	MegaFon PJSC (GDR) Reg S	29,364,501
9,079,170	Mobile TeleSystems OJSC (ADR)	88,794,283
2,552,951	Rostelecom OJSC (ADR)	23,742,444
3,115,031	Sistema JSFC (GDR) Reg S	27,568,024
2,835,378	VimpelCom Ltd. (ADR)	14,091,829
		183,561,081
Transportation: 0.6%
719,524	Global Ports Investments Plc (GDR) Reg S	3,554,449
1,891,206	Globaltrans Investment Plc (GDR) * # Reg S	8,981,708
		12,536,157
Utilities: 2.7%
204,235,304	E.ON Russia JSC (USD) * #	11,155,537
4,587,833,094	Federal Grid Co. Unified Energy System JSC (USD) * #	5,193,427
434,821,912	IDGC Holding JSC (USD) * #	3,753,818
450,913,315	Inter Rao Ues OAO (USD) * #	9,964,282
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	74,831
107,300,807	Mosenergo OAO (USD) *	1,708,229
22,858,682	RusHydro OAO (ADR)	22,675,813
		54,525,937
Total Common Stocks (Cost: $2,472,736,412)		1,899,772,283
PREFERRED STOCKS: 7.8%
Banks: 0.7%
17,996,217	Sberbank of Russia (USD) * #	15,621,472
Energy: 7.1%
27,984	AK Transneft OAO (USD) * #	67,693,434
101,182,981	Surgutneftegas OJSC (USD) * #	77,430,276
		145,123,710
Total Preferred Stocks (Cost: $148,967,253)		160,745,182
Total Investments: 100.3% (Cost: $2,621,703,665)		2,060,517,465
Liabilities in excess of other assets: (0.3)%		(6,124,787)
NET ASSETS: 100.0%		$2,054,392,678

See Notes to Financial Statements

55

RUSSIA ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,765,156,025 which represents 85.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,891,131 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	0.1%	$2,287,735
Consumer Staples	10.6	218,509,939
Energy	43.6	897,499,463
Financial	12.1	248,970,501
Health Care	0.3	7,163,153
Industrial	0.6	12,536,157
Information Technology	4.0	81,844,090
Materials	17.2	353,619,409
Telecommunication Services	8.9	183,561,081
Utilities	2.6	54,525,937
	100.0%	$2,060,517,465

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$225,884,394	$—	$225,884,394
Energy	—	752,375,753	—	752,375,753
Food & Staples Retailing	—	218,509,939	—	218,509,939
Materials	23,042,679	330,576,730	—	353,619,409
Media	2,287,735	—	—	2,287,735
Pharmaceuticals, Biotechnology	4,346,853	2,816,300	—	7,163,153
Real Estate	7,464,635	—	—	7,464,635
Software & Services	46,719,966	35,124,124	—	81,844,090
Telecommunication Services	183,561,081	—	—	183,561,081
Transportation	3,554,449	8,981,708	—	12,536,157
Utilities	24,384,042	30,067,064	74,831	54,525,937
Preferred Stocks*	—	160,745,182	—	160,745,182
Total	$295,361,440	$1,765,081,194	$74,831	$2,060,517,465

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

56

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2015:

Common
Stocks
Utilities
Balance as of December 31, 2014	$62,180
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	12,651
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2015	$74,831

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $208,395,949 and transfers from Level 2 to Level 1 were $60,893,640. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 92.5%
Banks: 1.8%
251,938	TCS Group Holding Plc (GDR) Reg S	$730,620
Consumer Durables & Apparel: 8.1%
1,045,358	PIK Group (GDR) # Reg S	3,314,728
Diversified Financials: 3.3%
184,779	Vostok New Ventures Ltd. (SEK) *	89,077
184,779	Vostok New Ventures Ltd. (SDR) (SEK) * #	1,264,513
		1,353,590
Energy: 6.5%
39,289	CAT Oil AG (EUR)	420,248
359,721	Exillon Energy Plc (GBP) *	605,335
383,541	OAO TMK (GDR) # Reg S	1,643,560
		2,669,143
Food & Staples Retailing: 2.0%
349,584	O’Key Group SA (GDR) # Reg S	832,109
Materials: 15.6%
40,124	Acron JSC (USD) *	1,606,691
563,376	Highland Gold Mining Ltd. (GBP)	436,366
8,118,000	IRC Ltd. (HKD) * #	454,670
691,325	Magnitogorsk Iron & Steel Works (GDR) # Reg S	2,330,618
849,867	Mechel OAO (ADR) *	1,045,336
783,081	Raspadskaya OAO (USD) * #	501,784
		6,375,465
Media: 6.3%
347,678	CTC Media, Inc. (USD)	789,229
672,623	ITE Group Plc (GBP)	1,808,897
		2,598,126
Pharmaceuticals, Biotechnology: 5.7%
175,600	OTCPharm PJSC * # §	781,838
356,298	Pharmstandard (GDR) * Reg S	1,574,837
		2,356,675
Number
of Shares		Value

Real Estate: 11.5%
578,345	Etalon Group Ltd. (GDR) # Reg S	$1,067,724
1,192,327	LSR Group PJSC (GDR) Reg S	2,408,501
1,466,082	Raven Russia Ltd. (GBP) *	1,227,789
		4,704,014
Software & Services: 4.8%
69,796	Qiwi Plc (ADR)	1,957,778
Transportation: 8.0%
2,198,744	Aeroflot - Russian Airlines OJSC (USD) * #	1,511,689
375,424	Globaltrans Investment Plc (GDR) * # Reg S	1,782,962
		3,294,651
Utilities: 18.9%
1,577,201,200	Federal Grid Co. Unified Energy System JSC (USD) * #	1,785,392
149,482,200	IDGC Holding JSC (USD) * #	1,290,480
142,784,600	Inter Rao Ues OAO (USD) * #	3,155,254
36,887,800	Mosenergo OAO (USD) *	587,254
184,482,600	OGK-2 OAO (USD) * #	934,220
		7,752,600
Total Common Stocks (Cost: $53,985,211)		37,939,499
PREFERRED STOCK: 8.2% (Cost: $2,761,878)
Energy: 8.2%
1,390	AK Transneft OAO (USD) * #	3,362,417
Total Investments: 100.7% (Cost: $56,747,089)		41,301,916
Liabilities in excess of other assets: (0.7)%		(296,982)
NET ASSETS: 100.0%		$41,004,934

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SDR	Special Drawing Right
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,013,958 which represents 63.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $781,838 which represents 1.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

58

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	14.3%	$5,912,854
Consumer Staples	2.0	832,109
Energy	14.6	6,031,560
Financial	16.4	6,788,224
Health Care	5.7	2,356,675
Industrial	8.0	3,294,651
Information Technology	4.8	1,957,778
Materials	15.4	6,375,465
Utilities	18.8	7,752,600
	100.0%	$41,301,916

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$730,620	$—	$—	$730,620
Consumer Durables & Apparel	—	3,314,728	—	3,314,728
Diversified Financials	89,077	1,264,513	—	1,353,590
Energy	1,025,583	1,643,560	—	2,669,143
Food & Staples Retailing	—	832,109	—	832,109
Materials	3,088,393	3,287,072	—	6,375,465
Media	2,598,126	—	—	2,598,126
Pharmaceuticals, Biotechnology	1,574,837	781,838	—	2,356,675
Real Estate	3,636,290	1,067,724	—	4,704,014
Software & Services	1,957,778	—	—	1,957,778
Transportation	—	3,294,651	—	3,294,651
Utilities	587,254	7,165,346	—	7,752,600
Preferred Stock
Energy	—	3,362,417	—	3,362,417
Total	$15,287,958	$26,013,958	$—	$41,301,916

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $9,235,168 and transfers from Level 2 to Level 1 were $10,466,415. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

59

VIETNAM ETF

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.1%
Automobiles & Components: 0.8%
1,734,203	Danang Rubber JSC	$4,208,749
Banks: 17.5%
19,794,088	Bank for Foreign Trade of Vietnam JSC #	44,213,973
38,442,001	Saigon Thuong Tin Commercial JSB *	32,741,315
31,942,700	Saigon-Hanoi Commercial Joint Stock Bank #	11,978,226
		88,933,514
Capital Goods: 7.3%
10,922,210	Becamex Infrastructure Development JSC	5,851,586
54,055,341	Tan Tao Investment Industry Corp. ‡ * #	16,079,097
24,298,097	Viet Nam Construction & Import-Export JSC ‡ #	15,110,461
		37,041,144
Consumer Durables & Apparel: 4.3%
637,506	Hansae Co Ltd. (KRW) #	21,786,158
Consumer Services: 4.5%
39,284,553	Donaco International Ltd. (AUD) * † #	22,536,940
Diversified Financials: 6.3%
25,471,374	HAGL JSC *	22,160,684
6	Ocean Group JSC * #	1
8,924,366	Saigon Securities, Inc. #	9,921,740
		32,082,425
Energy: 17.5%
19,488,350	Petroleum Technical Services Corp.	24,005,157
68	Petrovietnam Construction Co. *	12
5,738,121	PetroVietnam Drilling & Well Services JSC #	13,778,045
16,503,415	Petrovietnam Transportation Corp. ‡ * #	9,057,199
8,587,472	Premier Oil Plc (GBP) * #	20,129,250
7,923,266	Soco International Plc (GBP) #	21,899,750
		88,869,413
Food, Beverage & Tobacco: 14.5%
31,191,900	Charoen Pokphand Foods (NVDR) (THB) #	22,123,239
8,481,900	Kinh Do Corp.	16,623,180
9,375,020	Masan Group Corp. *	34,772,380
		73,518,799
Insurance: 5.3%
14,198,256	Bao Viet Holdings #	26,631,486
Materials: 4.6%
17,296,230	PetroVietnam Fertilizer & Chemical JSC	23,522,588
Real Estate: 14.0%
37,168,822	FLC Group JSC ‡ * #	14,623,283
16,956,780	Kinh Bac City Development Share Holding Corp. * #	12,026,514
22,179,012	Vingroup JSC #	44,090,305
		70,740,102
Transportation: 0.0%
6	Gemadept Corp.	9
Utilities: 2.5%
12,673,300	Pha Lai Thermal Power JSC	12,592,926
Total Common Stocks (Cost: $489,507,413)		502,464,253
Number
of Shares		Value

WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL Warrants (THB 36.36, expiring 11/03/17) # *	$4
Total Investments Before Collateral for Securities Loaned: 99.1% (Cost: $489,507,413)		502,464,257

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.7%
Repurchase Agreements: 0.7%
$1,000,000	Repurchase agreement dated 6/30/15 with BNP Paribas Securities Corp., 0.10%, due 7/1/15, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 8/1/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/15 with Citigroup Global Markets, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.63% to 6.50%, due 11/15/16 to 7/1/45, valued at $1,020,000 including accrued interest)	1,000,000
582,389	Repurchase agreement dated 6/30/15 with HSBC Securities USA, Inc., 0.12%, due 7/1/15, proceeds $582,391; (collateralized by various U.S. government and agency obligations, 2.50% to 6.50%, due 7/1/18 to 7/1/45, valued at $594,038 including accrued interest)	582,389
1,000,000	Repurchase agreement dated 6/30/15 with Mizuho Securities USA, Inc., 0.14%, due 7/1/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 6/13/16 to 4/20/44, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,582,389)		3,582,389
Total Investments: 99.8% (Cost: $493,089,802)		506,046,646
Other assets less liabilities: 0.2%		1,088,761
NET ASSETS: 100.0%		$507,135,407

See Notes to Financial Statements

60

AUD	Australian Dollar
GBP	British Pound
KRW	Korean Won
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,172,385.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $325,985,671 which represents 64.3% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2015 is set forth below:

	Value as of					Value as of
	December 31,		Sales	Realized	Dividend	June 30,
Affiliates	2014	Purchases	Proceeds	Loss	Income	2015
Donaco International Ltd. (b)	$17,502,554	$11,795,566	$5,776,978	$(1,165,968)	$—	$—
FLC Group JSC	8,672,590	8,796,836	1,670,998	(167,110)	—	14,623,283
Ocean Group JSC (b)	5,247,645	1,563,901	3,170,058	(5,971,599)	—	—
Petrovietnam Transportation Corp.	9,849,715	3,004,420	2,318,349	(602,301)	—	9,057,199
Tan Tao Investment Industry Corp.	13,732,325	7,771,834	2,258,934	(117,429)	—	16,079,097
Viet Nam Construction & Import-Export JSC(a)	—	4,903,882	2,150,356	(228,527)	—	15,110,461
	$55,004,829	$37,836,439	$17,345,673	$(8,252,934)	$—	$54,870,040

(a) Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

(b) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	9.6%	$48,531,851
Consumer Staples	14.6	73,518,799
Energy	17.7	88,869,413
Financial	43.5	218,387,527
Industrial	7.4	37,041,153
Materials	4.7	23,522,588
Utilities	2.5	12,592,926
	100.0%	$502,464,257

See Notes to Financial Statements

61

VIETNAM ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$4,208,749	$—	$—	$4,208,749
Banks	32,741,315	56,192,199	—	88,933,514
Capital Goods	5,851,586	31,189,558	—	37,041,144
Consumer Durables & Apparel	—	21,786,158	—	21,786,158
Consumer Services	—	22,536,940	—	22,536,940
Diversified Financials	22,160,684	9,921,741	—	32,082,425
Energy	24,005,169	64,864,244	—	88,869,413
Food, Beverage & Tobacco	51,395,560	22,123,239	—	73,518,799
Insurance	—	26,631,486	—	26,631,486
Materials	23,522,588	—	—	23,522,588
Real Estate	—	70,740,102	—	70,740,102
Transportation	9	—	—	9
Utilities	12,592,926	—	—	12,592,926
Warrants
Consumer Services	—	4	—	4
Repurchase Agreements	—	3,582,359	—	3,582,389
Total	$176,478,586	$329,568,030	$—	$506,046,646

During the period ended June 30, 2015, transfers of securities from Level 1 to Level 2 were $74,645,788 and transfers from Level 2 to Level 1 were $59,480,421. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

62

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MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

					ChinaAMC
	Africa	Brazil	ChinaAMC		SME-ChiNext
	Index ETF	Small-Cap ETF	A-Share ETF		ETF
Assets:
Investments, at value (1) (2)	$97,201,601	$94,053,101	$130,200,006		$52,804,934
Short-term investments held as collateral for securities loaned (3)	827,189	574,720	—		—
Cash	—	—	896,779	(b)	14,966,328
Cash denominated in foreign currency, at value (4)	22,700	374,693	11,587,392	(c)	9,472,141 (d)
Receivables:
Investment securities sold	—	—	683,375		—
Shares sold	—	12,471	—		—
Due from Adviser	—	—	30,928		—
Dividends and interest	123,796	514,821	—		—
Swap contracts, at value	—	—	78,520		—
Prepaid expenses	253	2,279	2,527		2,516
Total assets	98,175,539	95,532,085	143,479,527		77,245,919

Liabilities:
Payables:
Investment securities purchased	78	—	1,366,063		—
Collateral for securities loaned	827,189	574,720	—		—
Line of credit	—	420,994	2,673,131		—
Shares redeemed	—	—	5,745,983		26,382,540
Due to Adviser	46,055	72,297	—		42,490
Due to custodian	—	21,947	—		—
Deferred Trustee fees	7,043	27,617	2,222		49
Accrued expenses	157,289	117,817	103,861		14,010
Total liabilities	1,037,654	1,235,392	9,891,260		26,439,089
NET ASSETS	$97,137,885	$94,296,693	$133,588,267		$50,806,830
Shares outstanding	3,950,000	5,700,000	2,300,000		1,050,000
Net asset value, redemption and offering price per share	$24.59	$16.54	$58.08		$48.39

Net assets consist of:
Aggregate paid in capital	$132,324,592	$272,591,336	$89,208,487		$38,012,163
Net unrealized appreciation (depreciation)	(2,429,134)	(40,250,116)	41,472,585		17,790,730
Undistributed (accumulated) net investment income (loss)	173,770	1,607,751	(383,188)		13,739
Accumulated net realized gain (loss)	(32,931,343)	(139,652,278)	3,290,383		(5,009,802)
	$97,137,885	$94,296,693	$133,588,267		$50,806,830
(1) Value of securities on loan	$756,695	$569,314	$—		$—
(2) Cost of investments	$99,564,399	$134,279,346	$88,812,286		$35,019,204
(3) Cost of short-term investments held as collateral for securities loaned	$827,189	$574,720	$—		$—
(4) Cost of cash denominated in foreign currency	$22,555	$374,219	$11,579,302		$9,467,143

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Represents segregated cash collateral for swap contracts.
(c)	Includes $23,633 of foreign investor minimum settlement reserve funds.
(d)	Includes $16,174 of foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

64

		India
Egypt	Gulf States	Small-Cap	Indonesia	Indonesia
Index ETF	Index ETF	Index ETF(a)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$52,603,884	$15,356,864	$232,767,659	$122,686,008	$6,904,963	$50,162,005	$20,330,876
1,001,896	—	—	1,557,370	—	2,182,448	3,876,659
—	—	—	—	—	—	—
62,990	175,999	126,557	421,015	93,603	—	7,888

—	—	5,668,771	—	—	875	—
—	—	—	—	—	—	—
—	751	—	—	5,311	—	—
196,637	302	325,912	565,195	38,120	29,336	192,645
—	—	—	—	—	—	—
1,827	1,898	2,838	2,332	2,494	2,565	1,905
53,867,234	15,535,814	238,891,737	125,231,920	7,044,491	52,377,229	24,409,973

—	—	—	—	—	879	—
1,001,896	—	—	1,557,370	—	2,182,448	3,876,659
143,034	119,710	—	524,304	125,296	—	180,405
—	—	10,499,005	—	—	—	—
31,624	—	98,770	52,814	—	14,639	5,913
22,488	7,387	10,315	9,819	3,459	15,297	1,209
3,058	1,139	6,394	22,303	332	1,301	2,144
86,589	110,193	331,630	122,433	27,142	34,829	54,282
1,288,689	238,429	10,946,114	2,289,043	156,229	2,249,393	4,120,612
$52,578,545	$15,297,385	$227,945,623	$122,942,877	$6,888,262	$50,127,836	$20,289,361
1,074,974	550,000	5,324,967	5,750,000	650,000	1,550,000	1,150,000
$48.91	$27.81	$42.81	$21.38	$10.60	$32.34	$17.64

$73,742,437	$18,018,330	$260,714,442	$257,326,706	$11,588,628	$44,843,319	$38,820,350
(4,777)	3,783,211	28,330,396	(46,126,147)	(2,392,968)	4,553,111	(5,752,382)
(994,035)	355,875	(1,509,921)	2,257,631	(236,867)	274,263	241,406
(20,165,080)	(6,860,031)	(59,589,294)	(90,515,313)	(2,070,531)	457,143	(13,020,013)
$52,578,545	$15,297,385	$227,945,623	$122,942,877	$6,888,262	$50,127,836	$20,289,361
$951,046	$—	$—	$1,484,461	$—	$2,153,185	$3,488,280
$52,603,594	$11,573,656	$204,453,291	$168,679,216	$9,291,735	$45,609,064	$26,078,973
$1,001,896	$—	$—	$1,557,370	$—	$2,182,448	$3,876,659
$60,891	$175,996	$125,598	$432,673	$99,833	$—	$7,888

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited) (continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,060,517,465	$41,301,916	$447,594,217
Affiliated issuers (3)	—	—	54,870,040
Short-term investments held as collateral for securities loaned (4)	—	—	3,582,389
Cash	469,928	—	—
Cash denominated in foreign currency, at value (5)	13,911	209,489	6,452,319
Receivables:
Investment securities sold	—	—	77,964
Shares sold	—	—	3,776,081
Dividends	5,546,419	57,878	1,713,319
Prepaid expenses	3,052	2,548	2,834
Total assets	2,066,550,775	41,571,831	518,069,163

Liabilities:
Payables:
Investment securities purchased	9,974,642	—	3,069,306
Collateral for securities loaned	—	—	3,582,389
Line of credit	—	410,142	1,130,774
Shares redeemed	796,836	—	—
Due to Adviser	900,455	21,867	199,173
Due to custodian	—	2,747	2,692,914
Deferred Trustee fees	104,401	1,311	24,652
Accrued expenses	381,763	130,830	234,548
Total liabilities	12,158,097	566,897	10,933,756
NET ASSETS	$2,054,392,678	$41,004,934	$507,135,407
Shares outstanding	114,000,000	1,833,318	28,000,000
Net asset value, redemption and offering price per share	$18.02	$22.37	$18.11

Net assets consist of:
Aggregate paid in capital	$3,969,374,157	$71,956,137	$654,940,857
Net unrealized appreciation (depreciation)	(561,186,887)	(15,437,688)	12,949,051
Undistributed net investment income	4,374,592	564,222	2,726,699
Accumulated net realized loss	(1,358,169,184)	(16,077,737)	(163,481,200)
	$2,054,392,678	$41,004,934	$507,135,407
(1) Value of securities on loan	$—	$—	$3,172,385
(2) Cost of investments – Unaffiliated issuers	$2,621,703,665	$56,747,089	$434,772,357
(3) Cost of investments – Affiliated issuers	$—	$—	$54,735,056
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$3,582,389
(5) Cost of cash denominated in foreign currency	$14,130	$200,634	$6,459,980

See Notes to Financial Statements

66

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MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)

					ChinaAMC
	Africa		Brazil	ChinaAMC	SME-ChiNext
	Index ETF		Small-Cap ETF	A-Share ETF	ETF
Income:
Dividends	$1,979,717		$2,070,085	$935,185	$244,627
Interest	—		—	—	—
Securities lending income	19,246		2,489	—	—
Foreign taxes withheld	(172,535)		(17,351)	(98,933)	(29,878)
Total income	1,826,428		2,055,223	836,252	214,749

Expenses:
Management fees	244,506		227,844	285,986	125,941
Professional fees	24,534		18,978	59,962	25,967
Insurance	1,109		1,429	246	—
Trustees’ fees and expenses	1,812		834	1,137	126
Reports to shareholders	8,683		11,472	5,434	3,333
Indicative optimized portfolio value fee	10,179		6,957	10,078	2,479
Custodian fees	71,586		38,551	176,869	39,234
Registration fees	2,484		2,404	2,475	2,484
Transfer agent fees	1,193		1,191	1,190	1,193
Fund accounting fees	9,691		4,050	16,776	5,734
Interest	1,109		4,039	1,585	—
Other	5,232		2,608	27,013	1,439
Total expenses	382,118		320,357	588,751	207,930
Waiver of management fees	—		(47,461)	(175,347)	(11,461)
Expenses assumed by the Adviser	—		—	—	—
Net expenses	382,118		272,896	413,404	196,469
Net investment income (loss)	1,444,310		1,782,327	422,848	18,280

Net realized gain (loss) on:
Investments	(7,787,325)		(21,292,600)	2,886,839	(4,938,406)
Swap contracts	—		—	1,325,982	—
In-kind redemptions	165,968		965	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(13,551)		(95,590)	(37,739)	(64,256)
Net realized gain (loss)	(7,634,908)		(21,387,225)	4,175,082	(5,002,662)

Net change in unrealized appreciation (depreciation) on:
Investments	(131,657	)(b)	(3,783,986)	19,399,032	17,567,999
Swap contracts	—		—	(644,256)	—
Foreign currency transactions and foreign denominated assets and liabilities	(1,723)		(18,529)	5,882	4,537
Net change in unrealized appreciation (depreciation)	(133,380)		(3,802,515)	18,760,658	17,572,536
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,323,978)		$(23,407,413)	$23,358,588	$12,588,154

(a)	Represents consolidated Statement of Operations
(b)	Net of foreign taxes of $65,099

See Notes to Financial Statements

68

		India
Egypt Index	Gulf States	Small-Cap	Indonesia	Indonesia
ETF	Index ETF	Index ETF (a)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$698,340	$546,834	$825,033	$2,907,749	$82,891	$517,919	$331,824
—	682	—	—	—	—	—
1,504	127	—	16,912	—	11,070	23,188
(79,066)	(19,256)	(9,687)	(422,667)	(13,150)	(79,926)	(47,883)
620,778	528,387	815,346	2,501,994	69,741	449,063	307,129

131,537	41,075	689,190	403,406	19,051	112,164	49,577
29,154	14,941	75,169	18,739	29,722	25,081	14,941
686	307	6,197	2,321	59	397	248
1,148	276	13,908	2,313	496	850	812
4,487	2,734	18,773	11,429	1,964	3,836	3,124
7,143	10,308	9,982	9,626	9,055	7,150	6,759
78,953	120,981	93,483	71,505	9,929	19,782	11,848
2,388	2,405	2,471	2,404	2,480	2,481	2,404
476	1,193	2,324	1,190	1,181	1,132	1,188
1,245	3,757	30,571	9,970	3,015	6,518	2,293
8,018	1,505	23,481	4,659	515	27	395
5,080	7,154	50,660	9,147	4,068	4,612	4,420
270,315	206,636	1,016,209	546,709	81,535	184,030	98,009
(15,007)	(41,075)	—	(82,167)	(19,051)	(51,649)	(38,121)
—	(83,552)	—	—	(38,727)	—	—
255,308	82,009	1,016,209	464,542	23,757	132,381	59,888
365,470	446,378	(200,863)	2,037,452	45,984	316,682	247,241

(2,334,673)	39,650	13,196,446	(5,529,421)	(386,249)	198,877	(696,828)
—	—	—	—	—	—	—
108,419	26,958	(64,095)	(7,478,213)	—	411,378	12,242

(48,255)	(5,104)	(20,914)	5,762	(3,257)	(1,949)	(10,557)
(2,274,509)	61,504	13,111,437	(13,001,872)	(389,506)	608,306	(695,143)

(9,382,760)	4,031	(23,248,697)	(7,613,462)	(1,602,997)	2,839,740	(54,500)
—	—	—	—	—	—	—

(7,307)	—	15,485	(30,885)	(6,005)	66	2,894
(9,390,067)	4,031	(23,233,212)	(7,644,347)	(1,609,002)	2,839,806	(51,606)

$(11,299,106)	$511,913	$(10,322,638)	$(18,608,767)	$(1,952,524)	$3,764,794	$(499,508)

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)
(continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Income:
Dividends	$13,625,640	$963,147	$5,888,125
Securities lending income	—	—	51,912
Foreign taxes withheld	(2,078,425)	(119,816)	(53,812)
Total income	11,547,215	843,331	5,886,225

Expenses:
Management fees	4,771,849	133,238	1,163,141
Professional fees	30,054	26,631	37,114
Insurance	14,413	505	4,687
Trustees’ fees and expenses	9,195	912	9,813
Reports to shareholders	64,966	3,470	31,199
Indicative optimized portfolio value fee	3,644	9,260	9,596
Custodian fees	2,013,730	47,740	157,444
Registration fees	5,458	2,479	2,404
Transfer agent fees	286	1,190	1,148
Fund accounting fees	51,672	2,935	17,321
Interest	54,377	6,612	21,470
Other	19,982	3,618	22,714
Total expenses	7,039,626	238,590	1,478,051
Waiver of management fees	(1,068,152)	(53,438)	—
Net expenses	5,971,474	185,152	1,478,051
Net investment income	5,575,741	658,179	4,408,174

Net realized gain (loss) on:
Investments – unaffiliated issuers	(91,958,841)	(7,185,699)	(22,516,647)
Investments – affiliated issuers	—	—	(8,252,934)
In-kind redemptions	14,661,305	577,503	(805,607)
Foreign currency transactions and foreign denominated assets and liabilities	(14)	(3,154)	(422,341)
Net realized loss	(77,297,550)	(6,611,350)	(31,997,529)

Net change in unrealized appreciation (depreciation) on:
Investments	336,526,731	15,174,540	4,897,569
Foreign currency transactions and foreign denominated assets and liabilities	83,940	17,147	(7,705)
Net change in unrealized appreciation (depreciation)	336,610,671	15,191,687	4,889,864
Net Increase (Decrease) in Net Assets Resulting from Operations	$264,888,862	$9,238,516	$(22,699,491)

See Notes to Financial Statements

70

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MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$1,444,310	$2,328,557	$1,782,327	$4,439,154
Net realized gain (loss)	(7,634,908)	(3,278,692)	(21,387,225)	(41,738,970)
Net change in unrealized appreciation (depreciation)	(133,380)	(14,537,266)	(3,802,515)	(1,203,786)
Net increase (decrease) in net assets resulting from operations	(6,323,978)	(15,487,401)	(23,407,413)	(38,503,602)

Dividends to shareholders:
Dividends from net investment income	—	(2,800,900)	—	(4,460,000)

Share transactions:**
Proceeds from sale of shares	9,067,340	19,098,796	16,680,343	25,922,376
Cost of shares redeemed	(1,250,726)	(13,409,985)	(2,987,160)	(75,838,574)
Increase (Decrease) in net assets resulting from share transactions	7,816,614	5,688,811	13,693,183	(49,916,198)
Total increase (decrease) in net assets	1,492,636	(12,599,490)	(9,714,230)	(92,879,800)
Net Assets, beginning of period	95,645,249	108,244,739	104,010,923	196,890,723
Net Assets, end of period†	$97,137,885	$95,645,249	$94,296,693	$104,010,923
† Including undistributed (accumulated) net investment income (loss)	$173,770	$(1,270,540)	$1,607,751	$(174,576)

** Shares of Common Stock Issued (no par value)
Shares sold	350,000	600,000	950,000	900,000
Shares redeemed	(50,000)	(450,000)	(150,000)	(2,650,000)
Net increase (decrease)	300,000	150,000	800,000	(1,750,000)

*	Commencement of operations

See Notes to Financial Statements

72

ChinaAMC A-Share ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the		For the Six	For the Period	For the Six
Six Months	For the Year	Months	July 23, 2014*	Months	For the Year
Ended	Ended	Ended	through	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2015	2014	2015	2014	2015	2014
(unaudited)		(unaudited)		(unaudited)

$422,848	$337,531	$18,280	$(36,657)	$365,470	$439,190
4,175,082	(3,578,154)	(5,002,662)	(5,296)	(2,274,509)	1,024,471
18,760,658	24,430,248	17,572,536	218,194	(9,390,067)	2,332,810
23,358,588	21,189,625	12,588,154	176,241	(11,299,106)	3,796,471

—	—	—	—	—	(2,275,278)

30,809,535	57,197,980	71,892,107	21,275,140	17,049,803	45,920,660
(14,994,322)	(13,316,976)	(55,124,812)	—	(2,632,935)	(46,552,491)
15,815,213	43,881,004	16,767,295	21,275,140	14,416,868	(631,831)
39,173,801	65,070,629	29,355,449	21,451,381	3,117,762	889,362
94,414,466	29,343,837	21,451,381	—	49,460,783	48,571,421
$133,588,267	$94,414,466	$50,806,830	$21,451,381	$52,578,545	$49,460,783
$(383,188)	$(806,036)	$13,739	$(4,541)	$(994,035)	$(1,359,505)

550,000	1,550,000	1,400,000	750,000	300,000	650,000
(300,000)	(450,000)	(1,100,000)	—	(50,000)	(700,000)
250,000	1,100,000	300,000	750,000	250,000	(50,000)

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Gulf States Index ETF		India Small-Cap Index ETF (a)
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$446,378	$716,675	$(200,863)	$2,118,293
Net realized gain (loss)	61,504	162,734	13,111,437	3,671,566
Net change in unrealized appreciation (depreciation)	4,031	(822,717)	(23,233,212)	51,504,648
Net increase (decrease) in net assets resulting from operations	511,913	56,692	(10,322,638)	57,294,507

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(725,200)	—	(2,599,111)
Distributions from net realized capital gains	—	—	—	—
Total Dividends and Distributions	—	(725,200)	—	(2,599,111)

Share transactions:**
Proceeds from sale of shares	—	16,014,980	9,262,052	281,663,440
Cost of shares redeemed	(3,933,951)	(12,878,309)	(43,738,936)	(173,965,590)
Increase (Decrease) in net assets resulting from share transactions	(3,933,951)	3,136,671	(34,476,884)	107,697,850
Total increase (decrease) in net assets	(3,422,038)	2,468,163	(44,799,522)	162,393,246
Net Assets, beginning of period	18,719,423	16,251,260	272,745,145	110,351,899
Net Assets, end of period†	$15,297,385	$18,719,423	$227,945,623	$272,745,145
† Including undistributed (accumulated) net investment income (loss)	$355,875	$(90,503)	$(1,509,921)	$(1,282,382)

** Shares of Common Stock Issued (no par value)
Shares sold	—	500,000	200,000	6,450,000
Shares redeemed	(150,000)	(400,000)	(1,000,000)	(3,850,000)
Net increase (decrease)	(150,000)	100,000	(800,000)	2,600,000

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

74

Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2015	2014	2015	2014	2015	2014
(unaudited)		(unaudited)		(unaudited)

$2,037,452	$3,989,651	$45,984	$51,687	$316,682	$458,725
(13,001,872)	(20,341,683)	(389,506)	8,378	608,306	774,349
(7,644,347)	46,877,567	(1,609,002)	1,123,034	2,839,806	(1,384,543)
(18,608,767)	30,525,535	(1,952,524)	1,183,099	3,764,794	(151,469)

—	(3,822,800)	—	(330,000)	—	(449,600)
—	—	—	—	—	(739,200)
—	(3,822,800)	—	(330,000)	—	(1,188,800)

—	88,798,696	1,299,369	1,430,451	4,932,746	20,140,403
(43,279,432)	(114,288,780)	—	—	(2,904,500)	(4,501,621)
(43,279,432)	(25,490,084)	1,299,369	1,430,451	2,028,246	15,638,782
(61,888,199)	1,212,651	(653,155)	2,283,550	5,793,040	14,298,513
184,831,076	183,618,425	7,541,417	5,257,867	44,334,796	30,036,283
$122,942,877	$184,831,076	$6,888,262	$7,541,417	$50,127,836	$44,334,796
$2,257,631	$220,179	$(236,867)	$(282,851)	$274,263	$(42,419)

—	3,500,000	100,000	100,000	150,000	650,000
(1,850,000)	(4,650,000)	—	—	(100,000)	(150,000)
(1,850,000)	(1,150,000)	100,000	100,000	50,000	500,000

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Poland ETF		Russia ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2015	2014	2015	2014
	(unaudited)		(unaudited)

Operations:
Net investment income	$247,241	$793,698	$5,575,741	$58,849,943
Net realized gain (loss)	(695,143)	(543,670)	(77,297,550)	(258,329,858)
Net change in unrealized appreciation (depreciation)	(51,606)	(4,293,368)	336,610,671	(712,413,281)
Net increase (decrease) in net assets resulting from operations	(499,508)	(4,043,340)	264,888,862	(911,893,196)

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(795,000)	—	(62,617,750)
Return of capital	—	—	—	—
Total Dividends and Distributions	—	(795,000)	—	(62,617,750)

Share transactions:**
Proceeds from sale of shares	2,819,051	3,211,851	474,028,659	1,844,214,533
Cost of shares redeemed	(915,900)	(10,001,503)	(226,469,582)	(515,479,048)
Increase (Decrease) in net assets resulting from share transactions	1,903,151	(6,789,652)	247,559,077	1,328,735,485
Total increase (decrease) in net assets	1,403,643	(11,627,992)	512,447,939	354,224,539
Net Assets, beginning of period	18,885,718	30,513,710	1,541,944,739	1,187,720,200
Net Assets, end of period†	$20,289,361	$18,885,718	$2,054,392,678	$1,541,944,739
† Including undistributed (accumulated) net investment income (loss)	$241,406	$(5,835)	$4,374,592	$(1,201,149)

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	150,000	25,850,000	82,850,000
Shares redeemed	(50,000)	(450,000)	(13,500,000)	(22,600,000)
Net increase (decrease)	100,000	(300,000)	12,350,000	60,250,000

See Notes to Financial Statements

76

Russia Small-Cap ETF		Vietnam ETF
For the		For the Six
Six Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,
2015	2014	2015	2014
(unaudited)		(unaudited)

$658,179	$1,176,447	$4,408,174	$12,135,409
(6,611,350)	(5,798,385)	(31,997,529)	29,863,578
15,191,687	(30,667,992)	4,889,864	(37,226,628)
9,238,516	(35,289,930)	(22,699,491)	4,772,359

—	(1,048,827)	—	(12,186,983)
—	—	—	(410,017)
—	(1,048,827)	—	(12,597,000)

1,113,532	73,721,359	143,233,018	205,673,846
(22,920,403)	—	(81,630,800)	(102,250,794)
(21,806,871)	73,721,359	61,602,218	103,423,052
(12,568,355)	37,382,602	38,902,727	95,598,411
53,573,289	16,190,687	468,232,680	372,634,269
$41,004,934	$53,573,289	$507,135,407	$468,232,680
$564,222	$(93,957)	$2,726,699	$(1,681,475)

50,000	2,350,000	7,850,000	9,850,000
(950,000)	—	(4,700,000)	(5,000,000)
(900,000)	2,350,000	3,150,000	4,850,000

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$26.20		$30.93	$30.77	$26.06	$34.68	$28.15
Income from investment operations:
Net investment income	0.39		0.64	0.67	1.05	1.00	0.44
Net realized and unrealized gain (loss) on investments	(2.00)		(4.61)	0.32	4.72	(8.65)	6.47
Total from investment operations	(1.61)		(3.97)	0.99	5.77	(7.65)	6.91
Less:
Dividends from net investment income	—		(0.76)	(0.83)	(1.06)	(0.97)	(0.38)
Net asset value, end of period	$24.59		$26.20	$30.93	$30.77	$26.06	$34.68
Total return (a)	(6.15	)%(c)	(12.86)%	3.24%	22.15%	(22.06)%	24.57%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$97,138		$95,645	$108,245	$84,627	$63,838	$107,515
Ratio of gross expenses to average net assets	0.78	%(b)	0.80%	0.93%	0.91%	1.07%	0.95%
Ratio of net expenses to average net assets	0.78	%(b)	0.80%	0.81%	0.80%	0.81%	0.83%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(b)	0.78%	0.78%	0.78%	0.81%	0.83%
Ratio of net investment income to average net assets	2.95	%(b)	2.00%	2.35%	3.63%	2.61%	1.63%
Portfolio turnover rate	10	%(c)	30%	86%	24%	24%	19%

	Brazil Small-Cap ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$21.23		$29.61	$42.20	$36.35	$57.19	$48.39
Income from investment operations:
Net investment income	0.32		0.88	0.54	0.62	1.04	0.72
Net realized and unrealized gain (loss) on investments	(5.01)		(8.37)	(12.58)	5.88	(16.75)	11.65
Total from investment operations	(4.69)		(7.49)	(12.04)	6.50	(15.71)	12.37
Less:
Dividends from net investment income	—		(0.89)	(0.55)	(0.62)	(1.12)	(0.78)
Distributions from net realized capital gains	—		—	—	(0.03)	(4.01)	(2.79)
Total dividends and distributions	—		(0.89)	(0.55)	(0.65)	(5.13)	(3.57)
Net asset value, end of period	$16.54		$21.23	$29.61	$42.20	$36.35	$57.19
Total return (a)	(22.09	)%(c)	(25.19)%	(28.58)%	17.86%	(27.47)%	25.57%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$94,297		$104,011	$196,891	$552,816	$512,575	$1,078,117
Ratio of gross expenses to average net assets	0.70	%(b)	0.66%	0.64%	0.64%	0.62%	0.65%
Ratio of net expenses to average net assets	0.60	%(b)	0.60%	0.60%	0.60%	0.62%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(b)	0.59%	0.59%	0.59%	0.62%	0.64%
Ratio of net investment income to average net assets	3.92	%(b)	2.99%	1.11%	1.42%	1.82%	1.67%
Portfolio turnover rate	30	%(c)	64%	33%	76%	64%	84%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized

See Notes to Financial Statements

78

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC A-Share ETF
	For the							For the Period
	Six Months							October 13,
	Ended							2010(a) through
	June 30,		For the Year Ended December 31,					December 31,
	2015		2014		2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$46.06		$30.89		$33.17	$30.28	$38.81	$40.75
Income from investment operations:
Net investment income (loss)	0.23		0.32	(f)	(0.40)	— (e)	(0.27)	(0.07)
Net realized and unrealized gain (loss) on investments	11.79		14.85		(1.18)	2.89	(8.26)	(0.77)
Total from investment operations	12.02		15.17		(1.58)	2.89	(8.53)	(0.84)
Less:
Dividends from net investment income	—		—		(0.70)	—	—	(1.08)
Return of capital	—		—		—	—	—	(0.02)
Total dividends	—		—		(0.70)	—	—	(1.10)
Net asset value, end of period	$58.08		$46.06		$30.89	$33.17	$30.28	$38.81
Total return (b)	26.10	%(d)	49.11%		(4.74)%	9.54%	(21.98)%	(2.00	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$133,588		$94,414		$29,344	$33,169	$15,139	$19,404
Ratio of gross expenses to average net assets	1.03	%(c)	1.69%		1.14%	2.21%	1.71%	1.11	%(c)
Ratio of net expenses to average net assets	0.72	%(c)	0.72%		0.72%	0.72%	0.72%	0.72	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(c)	0.72%		0.72%	0.72%	0.72%	0.72	%(c)
Ratio of net investment income (loss)to average net assets	0.74	%(c)	1.00%		(0.70)%	(0.69)%	(0.71)%	(0.70	)%(c)
Portfolio turnover rate	26	%(d)	59%		0%	0%	0%	0	%(d)
	ChinaAMC SME-ChiNext ETF
	For the		For the Period
	Six Months		July 23,
	Ended		2014(a) through
	June 30,		December 31,
	2015		2014
	(unaudited)
Net asset value, beginning of period	$28.60		$24.68
Income from investment operations:
Net investment income (loss)	0.02		(0.05)
Net realized and unrealized gain on investments	19.77		3.97
Total from investment operations	19.79		3.92
Net asset value, end of period	$48.39		$28.60
Total return (b)	69.20	%(d)	15.88	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$50,807		$21,451
Ratio of gross expenses to average net assets	0.82	%(c)	1.48	%(c)
Ratio of net expenses to average net assets	0.78	%(c)	0.78	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78	%(c)
Ratio of net investment income (loss) to average net assets	0.07	%(c)	(0.73	)%(c)
Portfolio turnover rate	106	%(d)	7	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share.
(f)	Calculated based upon average shares outstanding

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
	For the						For the Period
	Six Months						February 16,
	Ended						2010(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$59.95		$55.51	$51.00	$38.56	$79.20	$82.29
Income from investment operations:
Net investment income	0.72		0.53	1.13	3.48	1.40	0.52
Net realized and unrealized gain (loss) on investments	(11.76)		6.67	4.42	12.68	(40.88)	(2.97)
Total from investment operations	(11.04)		7.20	5.55	16.16	(39.48)	(2.45)
Less:
Dividends from net investment income	—		(2.76)	(1.04)	(3.72)	(1.16)	(0.64)
Net asset value, end of period	$48.91		$59.95	$55.51	$51.00	$38.56	$79.20
Total return (b)	(18.42	)%(d)	12.92%	10.90%	41.94%	(49.84)%	(2.98	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$52,579		$49,461	$48,571	$36,325	$36,155	$10,887
Ratio of gross expenses to average net assets	1.03	%(c)	0.97%	1.18%	1.08%	1.20%	4.14	%(c)
Ratio of net expenses to average net assets	0.97	%(c)	0.97%	0.98%	0.96%	0.94%	0.94	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(c)	0.92%	0.94%	0.94%	0.94%	0.94	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	0.63%	2.31%	5.29%	2.40%	1.57	%(c)
Portfolio turnover rate	17	%(d)	69%	78%	50%	54%	49	%(d)
	Gulf States Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$26.74		$27.09	$20.56	$20.10	$23.30	$19.04
Income from investment operations:
Net investment income	0.78		1.04	0.51	0.62	0.80	0.21
Net realized and unrealized gain (loss) on investments	0.29		(0.35)	6.57	0.45	(3.20)	4.28
Total from investment operations	1.07		0.69	7.08	1.07	(2.40)	4.49
Less:
Dividends from net investment income	—		(1.04)	(0.55)	(0.61)	(0.80)	(0.23)
Net asset value, end of period	$27.81		$26.74	$27.09	$20.56	$20.10	$23.30
Total return (b)	4.00	%(d)	2.41%	34.46%	5.30%	(10.30)%	23.57%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,297		$18,719	$16,251	$10,278	$14,070	$22,132
Ratio of gross expenses to average net assets	2.52	%(c)	2.07%	2.59%	3.19%	1.94%	2.53%
Ratio of net expenses to average net assets	1.00	%(c)	0.99%	0.98%	0.99%	0.98%	0.98%
Ratio of net expenses, excluding interest expense, to average net assets	0.98	%(c)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	5.44	%(c)	2.80%	2.24%	2.78%	2.69%	1.71%
Portfolio turnover rate	12	%(d)	77%	32%	16%	29%	18%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

80

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	India Small-Cap Index ETF *
	For the						For the Period
	Six Months						August 24,
	Ended						2010(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$44.53		$31.31	$44.24	$35.28	$81.00	$78.80
Income from investment operations:
Net investment income (loss)	(0.07)		0.37	0.25	0.36	0.40	(0.04)
Net realized and unrealized gain (loss) on investments	(1.65)		13.29	(13.04)	8.64	(45.44)	2.24
Total from investment operations	(1.72)		13.66	(12.79)	9.00	(45.04)	2.20
Less:
Dividends from net investment income	—		(0.44)	(0.14)	(0.04)	(0.64)	—
Distributions from net realized capital gains	—		—	—	—	(0.04)	—
Total dividends and distributions	—		(0.44)	(0.14)	(0.04)	(0.68)	—
Net asset value, end of period	$42.81		$44.53	$31.31	$44.24	$35.28	$81.00
Total return (b)	(3.86	)%(d)	43.65%	(28.91)%	25.54%	(55.63)%	2.79	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$227,946		$272,745	$110,352	$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets	0.76	%(c)	0.92%	1.39%	1.68%	1.72%	1.46	%(c)
Ratio of net expenses to average net assets	0.76	%(c)	0.89%	0.93%	0.91%	0.85%	0.85	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.74	%(c)	0.85%	0.85%	0.85%	0.85%	0.85	%(c)
Ratio of net investment income (loss) to average net assets	(0.17	)%(c)	0.82%	0.73%	0.28%	0.67%	(0.17	)%(c)
Portfolio turnover rate	22	%(d)	120%	77%	65%	76%	29	%(d)
	Indonesia Index ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$24.32		$20.98	$28.63	$28.48	$28.87	$20.68
Income from investment operations:
Net investment income	0.36		0.53	0.75	0.54	0.15	0.25
Net realized and unrealized gain (loss) on investments	(3.30)		3.31	(7.68)	0.12	(0.09)	8.21
Total from investment operations	(2.94)		3.84	(6.93)	0.66	0.06	8.46
Less:
Dividends from net investment income	—		(0.50)	(0.72)	(0.51)	(0.45)	(0.27)
Net asset value, end of period	$21.38		$24.32	$20.98	$28.63	$28.48	$28.87
Total return (b)	(12.09	)%(d)	18.34%	(24.20)%	2.31%	0.22%	40.94%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$122,943		$184,831	$183,618	$405,095	$471,304	$623,500
Ratio of gross expenses to average net assets	0.68	%(c)	0.66%	0.67%	0.65%	0.64%	0.60%
Ratio of net expenses to average net assets	0.58	%(c)	0.58%	0.57%	0.59%	0.61%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(c)	0.57%	0.57%	0.58%	0.61%	0.60%
Ratio of net investment income to average net assets	2.53	%(c)	1.80%	1.95%	1.70%	1.43%	1.31%
Portfolio turnover rate	4	%(d)	12%	20%	19%	18%	31%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On February 1, 2011, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.
*	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Small-Cap ETF
	For the					For the Period
	Six Months					March 20,
	Ended		For the Year Ended			2012(a) through
	June 30,		December 31,			December 31,
	2015		2014	2013		2012
	(unaudited)
Net asset value, beginning of period	$13.71		$11.68	$14.72		$19.89
Income from investment operations:
Net investment income	0.15		0.10	0.16		0.08
Net realized and unrealized gain (loss) on investments	(3.26)		2.53	(3.11)		(4.98)
Total from investment operations	(3.11)		2.63	(2.95)		(4.90)
Less:
Dividends from net investment income	—		(0.60)	(0.09)		(0.27)
Net asset value, end of period	$10.60		$13.71	$11.68		$14.72
Total return (b)	(22.68	)%(d)	22.52%	(20.02)%		(24.65	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,888		$7,541	$5,258		$2,208
Ratio of gross expenses to average net assets	2.14	%(c)	2.30%	2.69%		2.71	%(c)
Ratio of net expenses to average net assets	0.62	%(c)	0.61%	0.61%		0.61	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(c)	0.61%	0.61%		0.61	%(c)
Ratio of net investment income to average net assets	1.21	%(c)	0.73%	0.46%		0.48	%(c)
Portfolio turnover rate	12	%(d)	46%	68%		51	%(d)
	Israel ETF
	For the			For the Period
	Six Months		For the Year	June 25,
	Ended		Ended	2013(a) through
	June 30,		December 31,	December 31,
	2015		2014	2013
	(unaudited)
Net asset value, beginning of period	$29.56		$30.04	$25.30
Income from investment operations:
Net investment income	0.21		0.31	0.10
Net realized and unrealized gain (loss) on investments	2.57		(0.05)	4.80
Total from investment operations	2.78		0.26	4.90
Less:
Dividends from net investment income	—		(0.28)	(0.16)
Distributions from net realized capital gains	—		(0.46)	—
Total dividends and distributions	—		(0.74)	(0.16)
Net asset value, end of period	$32.34		$29.56	$30.04
Total return (b)	9.40	%(d)	0.88%	19.39	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$50,128		$44,335	$30,036
Ratio of gross expenses to average net assets	0.82	%(c)	0.76%	0.94	%(c)
Ratio of net expenses to average net assets	0.59	%(c)	0.60%	0.59	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59	%(c)
Ratio of net investment income to average net assets	1.41	%(c)	1.03%	0.83	%(c)
Portfolio turnover rate	10	%(d)	17%	24	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

82

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$17.99		$22.60	$22.25	$17.24	$27.10	$24.08
Income from investment operations:
Net investment income	0.22		0.80	0.74	0.84	0.81	0.23
Net realized and unrealized gain (loss) on investments		(0.57)	(4.61)	0.36	4.99	(9.92)	3.02
Total from investment operations		(0.35)	(3.81)	1.10	5.83	(9.11)	3.25
Less:
Dividends from net investment income	—		(0.80)	(0.75)	(0.82)	(0.75)	(0.23)
Net asset value, end of period	$17.64		$17.99	$22.60	$22.25	$17.24	$27.10
Total return (a)	(1.95	)%(c)	(16.90)%	4.92%	33.82%	(33.60)%	13.49%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$20,289		$18,886	$30,514	$32,266	$31,034	$52,842
Ratio of gross expenses to average net assets	0.99	%(b)	0.99%	1.07%	1.03%	0.84%	0.94%
Ratio of net expenses to average net assets	0.60	%(b)	0.60%	0.61%	0.61%	0.61%	0.67%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(b)	0.60%	0.61%	0.60%	0.61%	0.67%
Ratio of net investment income to average net assets	2.49	%(b)	2.91%	3.31%	3.79%	2.61%	1.39%
Portfolio turnover rate	12	%(c)	19%	21%	20%	27%	35%
	Russia ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$15.17		$28.69	$29.63	$26.32	$37.47	$31.05
Income from investment operations:
Net investment income	0.05		0.59	0.80	0.73	0.59	0.17
Net realized and unrealized gain (loss) on investments	2.80		(13.45)	(1.00)	3.31	(11.16)	6.43
Total from investment operations	2.85		(12.86)	(0.20)	4.04	(10.57)	6.60
Less:
Dividends from net investment income	—		(0.66)	(0.74)	(0.73)	(0.58)	(0.18)
Net asset value, end of period	$18.02		$15.17	$28.69	$29.63	$26.32	$37.47
Total return (a)	18.97	%(c)	(44.95)%	(0.65)%	15.35%	(28.20)%	21.27%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,054,393		$1,541,945	$1,187,720	$1,634,230	$1,557,002	$2,607,965
Ratio of gross expenses to average net assets	0.74	%(b)	0.61%	0.71%	0.63%	0.62%	0.71%
Ratio of net expenses to average net assets	0.62	%(b)	0.61%	0.63%	0.62%	0.62%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(b)	0.61%	0.62%	0.62%	0.62%	0.65%
Ratio of net investment income to average net assets	0.58	%(b)	3.92%	2.52%	2.28%	1.25%	0.62%
Portfolio turnover rate	9	%(c)	23%	27%	41%	29%	16%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			Russia Small-Cap ETF #
			For the					For the Period
			Six Months					April 13,
			Ended					2011(a) through
			June 30,		For the Year Ended December 31,			December 31,
			2015		2014	2013	2012	2011
			(unaudited)
Net asset value, beginning of period			$19.60		$42.24	$45.15	$47.58	$74.88
Income from investment operations:
Net investment income			0.34		0.91	0.30	0.72	0.21
Net realized and unrealized gain (loss) on investments			2.43		(23.14)	(2.01)	(2.22)		(27.30)
Total from investment operations			2.77		(22.23)	(1.71)	(1.50)		(27.09)
Less:
Dividends from net investment income			—		(0.41)	(1.20)	(0.93)		(0.21)
Net asset value, end of period			$22.37		$19.60	$42.24	$45.15	$47.58
Total return (b)			14.13	%(d)	(52.67)%	(3.77)%	(3.17)%	(36.18	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)			$41,005		$53,573	$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets			0.90	%(c)	0.95%	1.87%	2.21%	7.02	%(c)
Ratio of net expenses to average net assets			0.70	%(c)	0.68%	0.67%	0.71%	0.67	%(c)
Ratio of net expenses, excluding interest expense, to average net assets			0.67	%(c)	0.67%	0.67%	0.67%	0.67	%(c)
Ratio of net investment income to average net assets			2.47	%(c)	2.42%	0.59%	1.63%	0.52	%(c)
Portfolio turnover rate			14	%(d)	32%	74%	67%	41	%(d)
		Vietnam ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2015		2014		2013	2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$18.84		$18.63		$17.06	$14.76	$25.34	$25.12
Income from investment operations:
Net investment income	0.17		0.51		0.59	0.35	0.19	0.40
Net realized and unrealized gain (loss) on investments		(0.90)	0.21		1.58	2.32	(10.61)	0.16
Total from investment operations		(0.73)	0.72		2.17	2.67	(10.42)	0.56
Less:
Dividends from net investment income	—			(0.49)	(0.60)	(0.37)	(0.16)		(0.34)
Return of capital	—			(0.02)	—	—	—	—
Total dividends and distributions	—			(0.51)	(0.60)	(0.37)	(0.16)		(0.34)
Net asset value, end of period	$18.11		$18.84		$18.63	$17.06	$14.76	$25.34
Total return (b)	(3.87	)%(d)		3.95%	12.75%	18.07%	(41.11)%		2.24%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$507,135		$468,233		$372,634	$286,672	$198,525	$243,294
Ratio of gross expenses to average net assets	0.64	%(c)		0.66%	0.72%	0.76%	0.86%		0.92%
Ratio of net expenses to average net assets	0.64	%(c)		0.66%	0.72%	0.76%	0.76%		0.84%
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(c)		0.65%	0.70%	0.74%	0.76%		0.84%
Ratio of net investment income to average net assets	1.89	%(c)		2.32%	2.98%	2.08%	1.00%		2.47%
Portfolio turnover rate	30	%(d)		67%	48%	54%	43%		45%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

84

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2015, offers fifty-six investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors® GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	Market Vectors® Brazil Small-Cap Index*
ChinaAMC A-Share ETF	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	Market Vectors® Egypt Index*
Gulf States Index ETF	July 22, 2008	Market Vectors® GDP GCC Index*
India Small-Cap Index ETF	August 24, 2010	Market Vectors® India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors® Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors® Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	Market Vectors® Poland Index*
Russia ETF	April 24, 2007	Market Vectors® Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors® Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors® Vietnam Index*
*	Published by Market Vectors Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard
85

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.
86

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid quarterly by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2015 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. Details of this disclosure are found below:

Swap Agreements—The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential

87

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC A-Share ETF, held no swap contracts during the period ended June 30, 2015. ChinaAMC A-Share ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the period ended June 30, 2015, the average monthly notional amount of the total return swap contracts in ChinaAMC A-Share ETF was $2,808,822. Outstanding total return swap contracts for the ChinaAMC A-Share ETF held at June 30, 2015 are reflected in the Schedule of Investments.

At June 30, 2015, ChinaAMC A-Share ETF held the following derivatives:

Asset derivatives
Equity risk
Swap contracts, at value[1]	$78,520
[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For ChinaAMC A-Share ETF, the impact of transactions in derivative instruments, during the period ended June 30, 2015, was as follows:

Equity risk
Realized gain(loss):
Swap contracts[2]	$1,325,982
Net change in unrealized appreciation (depreciation):
Swap contracts[3]	(644,256)
[2]	Statements of Operations location: Net realized gain (loss) on swap contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at June 30, 2015 is presented in the Schedules of Investments. Refer to related disclosure in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments, eligible for offset in the Statements of Assets and Liabilities, subject to master netting or other similar agreements, as well as financial collateral received or pledged (including cash collateral and margin) as of June 30, 2015. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of June 30, 2015.
88

				Net Amount of	Financial
		Gross	Gross Amount	Assets Presented	Instruments
		Amount of	Offset in the	in the Statements	and Cash
		Recognized	Statements of Assets	of Assets and	Collateral	Net
Fund	Description	Assets	and Liabilities	Liabilities	Received*	Amount
ChinaAMC A-Share ETF	Swap contracts, at value	$78,520	$—	$78,520	$—	$78,520
*	Gross amounts not offset in the Statements of Assets and Liabilities

J.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current management fee rate/expense limitation and the amounts waived/assumed by the Adviser for the period ended June 30, 2015, are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitation	Management Fees	by the Adviser
Africa Index ETF	0.78%	$—	$—
Brazil Small-Cap ETF	0.59	47,461	—
ChinaAMC A-Share ETF	0.72	175,347	—
ChinaAMC SME-ChiNext ETF	0.78	11,461	—
Egypt Index ETF	0.94	15,007	—
Gulf States ETF	0.98	41,075	83,552
India Small-Cap Index ETF	0.85	—	—
Indonesia Index ETF	0.57	82,167	—
Indonesia Small-Cap ETF	0.61	19,051	38,727
Israel ETF	0.59	51,649	—
Poland ETF	0.60	38,121	—
Russia ETF	0.62	1,068,152	—
Russia Small-Cap ETF	0.67	53,438	—
Vietnam ETF	0.76	—	—

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2015, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

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MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Africa Index ETF	$16,466,441	$9,996,748
Brazil Small-Cap ETF	42,635,269	27,506,430
ChinaAMC A-Share ETF	46,229,713	29,420,296
ChinaAMC SME-ChiNext ETF	67,660,356	48,390,173
Egypt Index ETF	19,655,263	8,395,621
Gulf States Index ETF	1,923,815	5,202,168
India Small-Cap Index ETF	59,659,304	89,075,792
Indonesia Index ETF	8,906,767	6,912,221
Indonesia Small-Cap ETF	1,032,898	915,062
Israel ETF	4,927,842	4,660,603
Poland ETF	2,679,378	2,392,535
Russia ETF	203,638,029	176,986,508
Russia Small-Cap ETF	7,031,090	14,241,621
Vietnam ETF	194,475,233	142,880,324

Note 5—Income Taxes—As of June 30, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$104,266,242	$15,450,215	$(21,687,667)	$(6,237,452)
Brazil Small-Cap ETF	152,348,638	4,829,190	(62,550,007)	(57,720,817)
ChinaAMC A-Share ETF	89,430,070	43,079,580	(2,309,644)	40,769,936
ChinaAMC SME-ChiNext ETF	35,019,204	17,788,435	(2,705)	17,785,730
Egypt Index ETF	58,754,082	9,135,755	(14,284,057)	(5,148,302)
Gulf States Index ETF	13,041,161	4,734,559	(2,418,856)	2,315,703
India Small-Cap Index ETF	221,658,854	51,551,952	(40,443,147)	11,108,805
Indonesia Index ETF	170,394,686	2,860,224	(49,011,532)	(46,151,308)
Indonesia Small-Cap ETF	9,588,269	165,060	(2,848,366)	(2,683,306)
Israel ETF	47,832,829	8,312,806	(3,801,182)	4,511,624
Poland ETF	30,049,701	572,671	(6,414,837)	(5,842,166)
Russia ETF	2,686,459,132	45,959,155	(671,900,822)	(625,941,667)
Russia Small-Cap ETF	59,036,405	2,924,911	(20,659,400)	(17,734,489)
Vietnam ETF	528,126,111	60,240,010	(82,319,475)	(22,079,465)

The tax character of dividends paid to shareholders during the year ended December 31, 2014 was as follows:

	2014 Dividends
Fund	Ordinary Income	Return of Capital
Africa Index ETF	$2,800,900	$—
Brazil Small-Cap ETF	4,460,000	—
ChinaAMC A-Share ETF	—	—
ChinaAMC SME-ChiNext ETF	—	—
Egypt Index ETF	2,275,278	—
Gulf States Index ETF	725,200	—
India Small-Cap Index ETF	2,599,111	—
Indonesia Index ETF	3,822,800	—
Indonesia Small-Cap ETF	330,000	—
Israel ETF*	1,188,800	—
Poland ETF	795,000	—
Russia ETF	62,617,750	—
Russia Small-Cap ETF	1,048,827	—
Vietnam ETF	12,186,983	410,017
*	Includes short-term capital gains
90

The tax character of current year distributions will be determined at the end of the current fiscal year.

Net qualified late year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds’ intend to defer to January 1, 2015 for federal tax purposes qualified late-year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Africa Index ETF	$475,352	$2,985,395
Brazil Small-Cap ETF	123,583	12,168,886
ChinaAMC SME-ChiNext ETF	4,523	7,140
Egypt Index ETF	—	1,174,694
Gulf States Index ETF	20,391	149,133
India Small-Cap Index ETF	534,613	1,143,045
Indonesia Index ETF	—	10,651,466
Indonesia Small-Cap ETF	84,855	—
Israel ETF	—	151,015
Poland ETF	3,651	529,898
Russia ETF	811,704	128,201,619
Russia Small-Cap ETF	31,544	1,306,951
Vietnam ETF	923,238	4,165,567

At December 31, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective–	Post-Effective–
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$4,596,524	$12,417,521	$1,095,985	$951,177	$163,267	$—
Brazil Small-Cap ETF	18,413,365	70,210,831	—	—	—	—
ChinaAMC A-Share ETF	312,686	—	—	—	—	—
Egypt Index ETF	6,835,123	6,133,613	128,400	—	—	—
Gulf States Index ETF	194,920	3,103,552	835,393	1,233,252	6,741	—
India Small-Cap Index EF	28,740,234	26,380,055	—	—	—	—
Indonesia Index ETF	34,725,791	29,135,131	2,845,870	—	—	—
Indonesia Small-Cap ETF	1,014,907	567,248	—	—	—	—
Poland ETF	2,212,999	9,316,576	171,326	—	—	—
Russia ETF	157,908,382	438,371,186	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	3,028,572	2,902,677	—	—	—	—
Vietnam ETF	12,477,008	78,677,987	1,860,199	—	—	—

During the year ended December 31, 2014, the following Funds utilized accumulated capital loss carryforwards: Egypt Index ETF utilized $380,206; Gulf States Index ETF utilized $203,788; India Small-Cap Index ETF utilized $7,433,537; and Vietnam ETF utilized $15,963,086.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by Qualified Foreign Institutional Investors (“QFII”) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China.

91

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The People’s Republic of China (“PRC”) rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance (“PRCSAT”) to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders.

Effective November 17, 2014, Qualified Foreign institutional investors (QFIIs) and Renminbi Foreign institutional investors (RQFIIs) are exempted temporarily from capital gains tax for a period of three years. However, QFII and RQFII are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014. Circular 79 has been released outlining the specific methodologies in calculating the tax. Based upon the tax filing timeline, QFIIs and RQFIIs need to submit tax filing documents and treaty relief application before July 31, 2015. The liability for this tax for ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF is $35,908 and $0, respectively, as disclosed in Accrued Expenses in the Statements of Assets and Liabilities. The Funds may be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Funds’ investments in excess of such provision.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2015, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective April 1, 2017. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. As the rules and guidelines have not yet been approved by the Indian Parliament, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6—Capital Share Transactions—As of June 30, 2015, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2015, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$5,417,121	$760,906
Brazil Small-Cap ETF	546,865	124,136
ChinaAMC A-Share ETF	—	—
ChinaAMC SME-ChiNext ETF	—	—
Egypt Index ETF	4,368,766	688,261
Gulf States Index ETF	—	101,472
India Small-Cap Index ETF	107,990	480,160
Indonesia Index ETF	—	43,248,277
Indonesia Small-Cap ETF	1,299,551	—
Israel ETF	4,932,009	2,903,939
Poland ETF	2,819,232	914,542
Russia ETF	428,642,895	205,499,691
Russia Small-Cap ETF	717,792	14,773,618
Vietnam ETF	25,378,118	14,015,818

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may

92

be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Should the Chinese government impose restrictions on the ability of ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

At June 30, 2015, the Adviser owned approximately 4.3% of ChinaAMC A-Share ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2015 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Share Split—On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect the 3 for 1 share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect the 1 for 3 reverse share split.

93

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2015, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	June 30, 2015
Africa Index ETF	49	$486,453	1.52%	$—
Brazil Small-Cap ETF	89	973,891	1.53	420,994
ChinaAMC A-Share ETF	13	2,340,695	1.53	2,673,131
Egypt Index ETF	70	1,668,632	1.52	143,034
Gulf States Index ETF	112	155,067	1.52	119,710
India Small-Cap Index ETF	104	3,518,328	1.52	—
Indonesia Index ETF	176	577,230	1.52	524,304
Indonesia Small-Cap ETF	7	125,296	1.52	125,296
Israel ETF	4	130,483	1.53	—
Poland ETF	44	95,612	1.53	180,405
Russia ETF	127	9,951,362	1.52	—
Russia Small-Cap ETF	178	764,914	1.52	410,142
Vietnam ETF	51	7,848,815	1.52	1,130,774

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2015, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

94

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited)

At a meeting held on June 9, 2015 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC A-Share ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to Market Vectors ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 15, 2015. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the Market Vectors ChinaAMC A-Share ETF generally invests in a different group of issuers than the funds in its designated peer group. They had also considered the fact that Market Vectors ChinaAMC SME-ChiNext ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Lipper was based on estimated amounts for the Fund and the performance comparisons provided by Lipper covered approximately a seven month period (July 23, 2014 (the date operations commenced for the Market Vectors ChinaAMC SME-ChiNext ETF) through February 28, 2015). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Lipper. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser and the Sub-Adviser (with respect to the China Funds) at the Renewal Meeting and with the Adviser at the May 15, 2015 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds). The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect to the China Funds) provide under, the Agreements, including, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees also noted

95

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited) (continued)

that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser and the Sub-Adviser (with respect to the China Funds) have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Agribusiness ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Steel ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds, including any benefits it may receive from serving as administrator to the Funds and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes (e.g., precious metals and emerging markets) in which certain of the Operating Funds invest, potential variability in net assets of these Funds and the sustainability of any potential economies of scale which may exist where fees were set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the Market Vectors ChinaAMC A-Share ETF during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of Market Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Israel ETF, Kuwait Index ETF, Metals ETF, MLP ETF,

96

Mongolia ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 15, 2015 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

97

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
666 Third Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVINTLSAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 4, 2015
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 4, 2015
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 4, 2015
     ------------------